   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 25, 1998


                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

                              EXCHANGE ACT OF 1934


     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:

     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))


     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                                StaffMark, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                StaffMark, Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):*
     [ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------


* Previously paid on August 27, 1998 in connection with confidential filing of preliminary confidential proxy material.

                                [STAFFMARK LOGO]

                                                              SEPTEMBER 25, 1998

Dear StaffMark Stockholder:


     You are cordially invited to attend a Special Meeting of Stockholders (the "StaffMark Special Meeting") of StaffMark, Inc., a Delaware corporation ("StaffMark"), to be held at The University of Arkansas Center for Continuing Education, 2 East Center Street, Fayetteville, Arkansas 72701, on October 27, 1998 at 10:00 a.m., Central Standard Time.


     At the StaffMark Special Meeting, you will be asked to approve the issuance (the "Issuance") of StaffMark common stock pursuant to: (i) the Merger Agreement, dated as of August 18, 1998 (the "Transaction Agreement"), by and among StaffMark, an indirect wholly-owned subsidiary of StaffMark (the "Transaction Subsidiary"), and Robert Walters plc (the "Company"), and the transactions contemplated thereby; and (ii) the option arrangements for the Company, whereby StaffMark Common Stock will be issued to employees and directors of the Company who exercise outstanding options to acquire ordinary shares of the Company. Pursuant to the Transaction Agreement and applicable British law: (a) the Company will become an indirect wholly-owned subsidiary of StaffMark; (b) outstanding ordinary shares of the Company (other than such shares held by the Transaction Subsidiary) will be cancelled and new ordinary shares of the Company will be issued to the Transaction Subsidiary; and (c) former Company shareholders will receive for each outstanding ordinary share no more than 0.272 of a share of StaffMark common stock, subject to downward adjustment in certain circumstances as provided in the Transaction Agreement (collectively, the "Transaction"). A detailed description of the Transaction Agreement and the Transaction is set forth in the accompanying Proxy Statement, which you should read carefully.

     After careful consideration, StaffMark's Board of Directors has determined that the Issuance is in the best interest of the stockholders of StaffMark. Accordingly, the Board has approved the Issuance and recommends that all StaffMark stockholders vote for its approval.

     I firmly believe that there are strong growth prospects for the combined companies. The Transaction represents a continuation of StaffMark's business strategy of focusing on expanding our value-added high margin professional business and geographic scope, as well as increasing our internal growth rate following the Transaction. This is our largest transaction to date, providing StaffMark with a platform in the professional area of accounting and finance staffing and outsourcing and critical mass in the U.K., continental Europe, Australia and Asia. The management teams of StaffMark and Robert Walters plc have a similar culture and share a common vision of creating a leading global human resource business solutions company.

     Your vote is important. Whether or not you plan to attend the Special Meeting in person, I urge you to either complete, date, sign and return the accompanying proxy card in the provided prepaid envelope or attend the StaffMark Special Meeting and vote in person.

                                            Sincerely,

                                        /s/ CLETE T. BREWER

                                            Clete T. Brewer
                                            President and Chief Executive
                                            Officer

                                STAFFMARK, INC.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD OCTOBER 27, 1998

To the Stockholders of StaffMark, Inc.:


     Notice is hereby given that a Special Meeting of Stockholders (the "StaffMark Special Meeting") of StaffMark, Inc., a Delaware corporation ("StaffMark"), will be held at The University of Arkansas Center for Continuing Education, 2 East Center Street, Fayetteville, Arkansas 72701, on October 27, 1998 at 10:00 a.m., Central Standard Time, and any adjournments or postponements thereof, for the following purposes:


          (1) To consider and vote upon a proposal to approve the issuance (the "Issuance") of common stock, par value $0.01 per share, of StaffMark ("StaffMark Common Stock"), pursuant to: (i) a Merger Agreement, dated as of August 18, 1998 (the "Transaction Agreement"), by and among StaffMark, PFS&C International Holding Company, Inc., an indirect wholly-owned subsidiary of StaffMark (the "Transaction Subsidiary"), and Robert Walters plc, a company registered under the Companies Act 1985 of Great Britain (the "Company"), and the transactions contemplated thereby; and (ii) the option arrangements for the Company, whereby StaffMark Common Stock will be issued after the closing of the Transaction (as defined below) to employees and directors of the Company who exercise outstanding options to acquire ordinary shares of the Company. Pursuant to the Transaction Agreement and applicable British law: (a) the Company will become an indirect wholly-owned subsidiary of StaffMark; (b) outstanding ordinary shares of the Company (other than such shares held by the Transaction Subsidiary) will be cancelled and new ordinary shares of the Company will be issued to the Transaction Subsidiary; and (c) former Company shareholders will receive for each outstanding ordinary share no more than 0.272 of a share of StaffMark Common Stock, subject to downward adjustment in certain circumstances as provided in the Transaction Agreement (collectively, the "Transaction").


          (2) To transact such other business as may properly come before the StaffMark Special Meeting.



     The Board of Directors of StaffMark has fixed at the close of business on September 15, 1998 as the record date for determination of StaffMark stockholders entitled to notice of and to vote at the StaffMark Special Meeting. A complete list of stockholders entitled to vote will be available for inspection at the offices of StaffMark at 302 East Millsap Road, Fayetteville, Arkansas for a period of ten days prior to the StaffMark Special Meeting.


                                            By Order of the Board of Directors

                                          /s/ GORDON Y. ALLISON

                                            Gordon Y. Allison
                                            Secretary

Fayetteville, Arkansas
September 25, 1998

     WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE FILL IN, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. PLEASE DO NOT SEND STOCK CERTIFICATES WITH YOUR PROXY CARD.

                               TABLE OF CONTENTS


INDEX OF DEFINED TERMS......................................  i
FOREIGN CURRENCY CONSIDERATIONS.............................  iv
SUMMARY.....................................................  1
POTENTIAL RISKS, DETRIMENTS AND OTHER CONSIDERATIONS
  ASSOCIATED WITH THE TRANSACTION...........................  16
THE STAFFMARK SPECIAL MEETING...............................  18
  Time and Place; Purpose...................................  18
  Voting Rights; Quorum Requirement; Votes Required for
     Approval...............................................  18
  Proxies...................................................  18
  Recommendation of the StaffMark Board.....................  19
THE TRANSACTION.............................................  19
  General...................................................  19
  Issuance of StaffMark Common Stock in the Transaction.....  20
  Share Options.............................................  20
  Effective Date............................................  21
  Background of the Transaction.............................  21
  Reasons for the Transaction...............................  24
  Opinion of Financial Advisor to StaffMark.................  25
  Percentage Ownership Interest of Company Shareholders in
     StaffMark after the Effective Date.....................  28
  Regulatory Approvals......................................  29
  Certain Federal Securities Law Consequences; Affiliate
     Agreements.............................................  29
  Stock Listing.............................................  30
  Accounting Treatment......................................  30
  Certain Federal Income Tax Consequences...................  30
  The Transaction Support Agreements........................  31
  No Appraisal Rights.......................................  33
THE TRANSACTION AGREEMENT...................................  33
  Covenants.................................................  33
  No Solicitation...........................................  34
  Representations and Warranties............................  35
  Conditions to the Transaction.............................  35
  Termination; Termination Fee..............................  36
  Expenses..................................................  37
COMPARATIVE PER SHARE MARKET PRICE AND DIVIDEND
  INFORMATION...............................................  38
UNAUDITED PRO FORMA FINANCIAL INFORMATION...................  39
UNITED KINGDOM CORPORATE AND REGULATORY APPROVALS CONCERNING
  THE TRANSACTION...........................................  57
  The Scheme of Arrangement.................................  57
  The Court Meeting.........................................  57
  The Extraordinary General Meeting of the Company..........  58
BUSINESS OF THE COMPANY.....................................  58
  Description of the Company's Business.....................  58
  Personnel.................................................  59
  Operations................................................  59
  Properties of the Company.................................  60
  Litigation................................................  60
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
  AND RESULTS OF OPERATIONS OF THE COMPANY..................  61

FORWARD LOOKING STATEMENTS..................................  66
DIRECTORS OF STAFFMARK FOLLOWING THE TRANSACTION............  66
EXPERTS.....................................................  66
ADDITIONAL INFORMATION ABOUT STAFFMARK......................  67
OTHER MATTERS; STAFFMARK STOCKHOLDER PROPOSALS FOR 1999
  ANNUAL MEETING............................................  68
INDEX TO FINANCIAL STATEMENTS...............................  F-1


Appendix I:   Transaction Agreement
Appendix II:  Conditions to the Transaction
Appendix III: Opinion of Morgan Stanley & Co. Limited

                             INDEX OF DEFINED TERMS


DEFINED TERM                      SECTION REFERENCE                                    PAGE NO.
------------                      -----------------                                    --------
"Affiliate Agreements"            "The Transaction -- Certain Federal Securities Law      30
                                  Consequences; Affiliate Agreements"
"Affiliates"                      "The Transaction -- Certain Federal Securities Law      29
                                  Consequences; Affiliate Agreements"
"ANZ"                             "Management's Discussion and Analysis of Financial      64
                                  Consideration and Results of Operations of the
                                  Company"
"Associates"                      "The Transaction Agreement -- No Solicitation"          34
"Base Value"                      "The Transaction -- Issuance of StaffMark Common        20
                                  Stock in the Transaction"
"Brewer"                          "Summary -- StaffMark Selected Financial Data"          10
"Combined Group"                  "Summary -- Introduction"                                1
"Commercial"                      "Summary -- StaffMark"                                   4
"Companies Act"                   "Summary -- Introduction"                                1
"Company"                         "Summary -- Introduction"                                1
"Company Board"                   "Summary -- The Transaction"                             8
"Company Group"                   "Summary -- Introduction"                                1
"Company Optionholders"           "Summary -- Introduction"                                1
"Company Shares"                  "Summary -- Introduction"                                1
"Compensation Differential"       "Unaudited Pro Forma Financial Information"             39
"Consideration Shares"            "Summary -- Introduction"                                1
"Court Meeting"                   "Summary -- Introduction"                                1
"Credit Facility"                 "Management's Discussion and Analysis of Financial      64
                                  Consideration and Results of Operations of the
                                  Company"
"DGCL"                            "Summary -- The Transaction; Appraisal Rights"           9
"Discount Facility"               "Management's Discussion and Analysis of Financial      64
                                  Consideration and Results of Operations of the
                                  Company"
"EBITDA"                          "The Transaction -- Opinion of Financial Advisor to     27
                                  StaffMark"
"EBS"                             "Unaudited Pro Forma Financial Information"             40
"Effective Date"                  "Summary -- The Transaction"                             7
"EGM"                             "Summary -- The Transaction"                             7
"Exchange Ratio"                  "The Transaction -- Issuance of StaffMark Common        20
                                  Stock in the Transaction"
"Exclusivity Period"              "The Transaction Agreement -- No Solicitation"          34
"Exclusivity Letter"              "The Transaction -- Background of the Transaction"      22
"Existing Company Shares"         "Summary -- Introduction"                                1
"February Meetings"               "The Transaction -- Background of the Transaction"      21
"Final Exchange Rate"             "The Transaction -- Issuance of StaffMark Common        20
                                  Stock in the Transaction"
"Final StaffMark Price"           "The Transaction -- Issuance of StaffMark Common        20
                                  Stock in the Transaction"
"Flexible"                        "Unaudited Pro Forma Financial Information"             40

DEFINED TERM                      SECTION REFERENCE                                    PAGE NO.
------------                      -----------------                                    --------
"Founding Companies"              "Summary -- StaffMark Selected Financial Data"          10
"Global"                          "Unaudited Pro Forma Financial Information"             40
"High Court"                      "Summary -- Introduction"                                1
"High Court Order"                "Summary -- Introduction"                                1
"Historical"                      "Summary -- Comparative Per Share Data"                 15
"Historical Exchange Ratios"      "The Transaction -- Opinion of Financial Advisor to     27
                                  StaffMark"
"Incorporated Risk Factors"       "Forward Looking Statements"                            66
"Incremental Value"               "The Transaction -- Issuance of StaffMark Common        20
                                  Stock in the Transaction"
"Initial Floatation"              "Management's Discussion and Analysis of Financial      64
                                  Condition and Results of Operation of the Company"
"Initial Public Offering"         "Summary -- StaffMark"                                   4
"Issuance"                        "Summary -- Introduction"                                1
"IT"                              "Summary -- StaffMark"                                   4
"Midland"                         "Management's Discussion and Analysis of Financial      64
                                  Condition and Results of Operations of the Company"
"Midland Overdraft Facility"      "Management's Discussion and Analysis of Financial      64
                                  Condition and Results of Operations of the Company"
"Modified Proposal"               "The Transaction -- Background of the Transaction"      22
"Morgan Stanley"                  "Summary -- The Transaction; Opinion of StaffMark's      8
                                  Financial Advisor"
"1973 Act"                        "The Transaction -- Regulatory Approvals"               29
"Option Arrangements"             "Summary -- Introduction"                                1
"Other Founding Companies"        "Unaudited Pro Forma Financial Information"             39
"Overdraft Facility"              "Management's Discussion and Analysis of Financial      64
                                  Condition and Results of Operations of the Company"
"Payroll Facility"                "Management's Discussion and Analysis of Financial      64
                                  Condition and Results of Operations of the Company"
"Professional/IT"                 "Summary -- StaffMark"                                   4
"Proforma Combined"               "Summary -- Comparative Per Share Data"                 15
"Progressive"                     "Unaudited Pro Forma Financial Information"             40
"Recruitment Transactions"        "The Transaction -- Opinion of Financial Advisor to     26
                                  StaffMark"
"Registrar"                       "The Transaction -- Conditions to the Transaction"       7
"Remaining Negotiated Points"     "The Transaction -- Background of the Transaction"      23
"SAB"                             "Summary -- StaffMark Selected Financial Data"          10
"Savings Arrangement"             "The Transaction -- Share Options"                      21
"Scheme of Arrangement"           "Summary -- Introduction"                                1
"Second Issue Shares"             "Management's Discussion and Analysis of Financial      64
                                  Condition and Results of Operations of the Company"

DEFINED TERM                      SECTION REFERENCE                                    PAGE NO.
------------                      -----------------                                    --------
"Scheme Document"                 "The Transaction -- The Transaction Support             31
                                  Agreements"
"Securities Act"                  "Certain Federal Securities Law -- Consequences;        29
                                  Affiliate Agreements"
"SG&A"                            "Management's Discussion and Analysis of Financial      62
                                  Condition and Results of Operations of the Company"
"Share Option Schemes"            "The Transaction -- Share Options"                      20
"SLC"                             "Unaudited Pro Forma Financial Information"             40
"StaffMark"                       "Summary -- Introduction"                                1
"StaffMark Board"                 "Summary -- Introduction"                                1
"StaffMark Common Stock"          "Summary -- Introduction"                                1
"StaffMark Group"                 "Summary -- Introduction"                                1
"StaffMark Special Meeting"       "Summary -- Introduction"                                1
"Strategic Legal"                 "Unaudited Pro Forma Financial Information"             40
"Takeover Proposal"               "Summary -- The Transaction; Termination of the          8
                                  Transaction"
"Taps"                            "Summary -- Business of the Company"                     5
"Tax Adjustment"                  "Unaudited Pro Forma Financial Information"             39
"Termination Fee"                 "Summary -- The Transaction; Termination of the          8
                                  Transaction"
"The Global Pipeline"             "Summary -- Business of the Company"                     5
"Transaction"                     "Summary -- Introduction"                                1
"Transaction Agreement"           "Summary -- Introduction"                                1
"Transaction Committee"           "The Transaction -- Background of the Transaction"      23
"Transaction Subsidiary"          "Summary -- Introduction"                                1
"Transaction Support Agreements"  "Summary -- The Transaction; Transaction Support         9
                                  Agreements"
"TriStar"                         "Management's Discussion and Analysis of Financial      62
                                  Condition and Results of Operations of the Company"
"U.K."                            "Foreign Currency Considerations"                       iv
"U.K. GAAP"                       "Foreign Currency Considerations"                       iv
"U.K. Takeover Code"              "The Transaction -- The Transaction Support             31
                                  Agreements"
"U.K. Transactions"               "The Transaction -- Opinion of Financial Advisor to     26
                                  StaffMark"
"U.S. GAAP"                       "Foreign Currency Considerations"                       iv

                        FOREIGN CURRENCY CONSIDERATIONS


     The financial statements of Robert Walters plc appearing in this Proxy Statement are expressed in United Kingdom ("U.K.") pounds sterling and are prepared in accordance with accounting principles generally accepted in the U.K. ("U.K. GAAP"). U.K. GAAP differs in certain respects from accounting principles generally accepted in the United States ("U.S. GAAP"). The significant differences between U.K. GAAP and U.S. GAAP relevant to Robert Walters plc are explained in "Summary -- Reconciliation of U.K. GAAP to U.S. GAAP."


     References herein to "U.S. dollars," "U.S. $," "dollars," and "$" are to United States currency. References herein to A$ are to Australian dollars. References herein to "pounds sterling," "British pounds," "L," "pence" and "p" are to U.K. currency. Solely for convenience, this Proxy Statement contains translations of certain pound sterling amounts into U.S. dollars at specified rates. These translations should not be construed as representations that the pound sterling amounts actually represent such U.S. dollar amount or could be converted into U.S. dollars at the rates indicated. Unless otherwise indicated, the translations of pounds sterling into U.S. dollars have been made at either the exchange rate at the end of the period for which financial information is presented or at the weighted average exchange rate, as applicable. See
"Summary -- Pro Forma Selected Financial Data" and "Unaudited Pro Forma Financial Information."

     On September 11, 1998, the noon buying rate in the City of New York for cable transfers in pounds sterling as certified for customs purposes by the Federal Reserve Bank of New York (the "Noon Buying Rate") was L1.00 -- $1.6847. The following table sets forth certain information concerning the exchange rates between U.S. dollars and pounds sterling based on the Noon Buying Rate, expressed as U.S. dollars per pound sterling.

               FINANCIAL YEAR                  PERIOD END   AVERAGE(A)    HIGH       LOW
               --------------                  ----------   ----------    ----       ---
1993.........................................   $1.4775      $1.4965     $1.5900   $1.4175
1994.........................................   $1.5665      $1.5393     $1.6368   $1.4615
1995.........................................   $1.5535      $1.5803     $1.6440   $1.5302
1996.........................................   $1.7123      $1.5733     $1.7123   $1.4948
1997.........................................   $1.6427      $1.6391     $1.7035   $1.5775
1998 (through August 31, 1998)...............   $1.6760      $1.6548     $1.6910   $1.6162

---------------

(a) The average of the Noon Buying Rates in effect on the last day of each month during the relevant period.

                                    SUMMARY

     The following summary is qualified in its entirety by, and should be read in conjunction with, the more detailed information appearing elsewhere in, and incorporated by reference into, this Proxy Statement. All references to StaffMark refer to StaffMark, Inc. and where appropriate, its subsidiaries and their respective operations and include StaffMark's predecessors.

INTRODUCTION

     StaffMark, Inc. a Delaware corporation ("StaffMark" and, together with its subsidiaries, the "StaffMark Group"), is furnishing this Proxy Statement to holders of its common stock, par value $0.01 per share (the "StaffMark Common Stock"), in connection with the solicitation of proxies by the Board of Directors of StaffMark (the "StaffMark Board") for use at its special meeting of stockholders, and at any adjournment or postponement thereof (the "StaffMark Special Meeting").


     At the StaffMark Special Meeting, holders of StaffMark Common Stock will be asked to vote upon a proposal to approve the issuance (the "Issuance") of StaffMark Common Stock, pursuant to: (i) a Merger Agreement, dated as of August 18, 1998 (the "Transaction Agreement"), by and among StaffMark, PFS&C International Holding Company, Inc., a Nevada corporation and an indirect wholly-owned subsidiary of StaffMark (the "Transaction Subsidiary"), and Robert Walters plc (individually, the "Company" and, together with its subsidiaries, the "Company Group"), and the transactions contemplated thereby (which issuance of StaffMark Common Stock shall be referred to as the "Consideration Shares"); and (ii) the option arrangements for the Company (the "Option Arrangements"), whereby StaffMark Common Stock will be issued after the closing of the Transaction (as defined below) to employees and directors of the Company who hold options ("Company Optionholders") and exercise such options during certain periods permitted under the term of such options (which in general shall not be permitted after the six-month anniversary of the Transaction). Pursuant to the Transaction Agreement and applicable British law as described in the following paragraph: (a) the Company will become an indirect wholly-owned subsidiary of StaffMark; (b) outstanding Existing Company Shares (as defined below) will be cancelled and new Company Shares (as defined below) will be issued to the Transaction Subsidiary; and (c) former Company shareholders will receive for each Existing Company Share no more than 0.272 of a share of StaffMark Common Stock, subject to downward adjustment in certain circumstances as provided in the Transaction Agreement (collectively, the "Transaction"). Pursuant to the Option Arrangements, Company Optionholders will receive the same number of shares of StaffMark Common Stock as would have been issued in the Transaction if such Company Optionholder had exercised such Company options for ordinary shares of 5p each in the capital of the Company (the "Company Shares") immediately prior to the Transaction. Unless otherwise provided, references in this Proxy Statement to the "Combined Group" mean the combined StaffMark Group and Company Group following the effective date of the Transaction.



     The Company will be acquired by StaffMark by way of a Scheme of Arrangement (the "Scheme of Arrangement"). A Scheme of Arrangement is a U.K. statutory procedure whereby, subject to the requisite approvals of Company shareholders and the sanction of the High Court of Justice in England and Wales (the "High Court"), the Existing Company Shares will be cancelled and new Company Shares will be issued to the Transaction Subsidiary, leaving the Transaction Subsidiary as the sole shareholder of the Company and the Company as an indirect wholly-owned subsidiary of StaffMark. In consideration for the cancellation of the Existing Company Shares, the holders of Existing Company Shares will receive the Consideration Shares. "Existing Company Shares" means Company Shares in issue on the date of the Scheme of Arrangement together with any further Company
Shares: (i) in issue 48 hours prior to the time of the meeting (the "Court Meeting") convened by order of the High Court to consider and, if thought fit, approve the Scheme of Arrangement (with or without amendment); and (ii) issued thereafter and prior to the close of business on the London business day before the date of the order of the High Court (the "High Court Order") sanctioning the Scheme of Arrangement under Section 425 of the Companies Act of 1985, as amended, of Great Britain (the "Companies Act") and confirming the cancellation of the share capital in connection therewith under Section 137 of the Companies Act either on terms that the original or any subsequent holders thereof shall be bound by the Scheme of Arrangement or in respect of which the holders thereof shall have agreed to be bound by the Scheme of Arrangement, in each case other than any such Company Shares held or to be held by the Transaction Subsidiary. See "The Transaction" and "United Kingdom Corporate and Regulatory Approvals Concerning the Transaction."

     A copy of the Transaction Agreement and the conditions to the Transaction are attached hereto as Appendix I and II, respectively. Reference is made to, and this summary is qualified in its entirety by, the more detailed information contained in this Proxy Statement and the Appendices hereto. StaffMark stockholders are urged to read this Proxy Statement and the Appendices attached hereto in their entirety.

QUESTIONS AND ANSWERS ABOUT THE TRANSACTION

Q. WHY IS STAFFMARK ACQUIRING THE COMPANY IN THE TRANSACTION? HOW WILL STAFFMARK STOCKHOLDERS BENEFIT?

A. In a press release, dated August 18, 1998, announcing the Transaction, Clete T. Brewer, StaffMark's President and Chief Executive Officer, said:

          "We are very excited about the growth prospects for the combined companies. The addition of Rob Walters, Ben Anderson, Giles Daubeney and their teams will greatly strengthen the Combined Group. This is a continuation of our strategy of focusing on expanding our value-added high margin professional business and geographic scope. This is our largest transaction to date, providing StaffMark with critical mass in the U.K., continental Europe, Australia and Asia. The management teams of StaffMark and Robert Walters plc have a similar culture and share a common vision of creating a global human resource solution business."

     In the same press release, Rob Walters, the Chief Executive Officer of the Company, said:

          "This transaction creates significant capital value for Robert Walters plc's Shareholders and is the result of the shared belief of both Robert Walters plc and StaffMark that recruitment companies need to be global to deliver world-wide integrated solutions to clients. By combining our international network with StaffMark's U.S. coverage we will create a genuinely international recruitment group. The merger will also offer enhanced opportunities for the employees of both companies. There will be synergies to exploit going forward; our Global Pipeline product will gain a U.S. distribution channel; our well established finance and accounting recruitment brand in the U.K. will be rolled out where appropriate in the U.S. and our IT recruitment business will be enhanced by the combination with that of StaffMark."

Q.   WHAT DO I NEED TO DO NOW?

A. Just mail your signed proxy card no later than October 20, 1998. The StaffMark Special Meeting will take place on October 27, 1998. The StaffMark Board unanimously recommends voting in favor of the proposed Transaction.

Q.   SHOULD I SEND IN MY STOCK CERTIFICATES?

A. No. The number of shares of StaffMark Common Stock that you own will not be affected by the Transaction. StaffMark will be issuing additional, or newly-issued, shares of StaffMark Common Stock to the former shareholders of the Company after the Transaction is completed.

Q.   EXPLAIN WHAT STOCKHOLDERS WILL RECEIVE IN THE TRANSACTION.

A. StaffMark Stockholders. After the Transaction, each share of StaffMark Common Stock will remain outstanding. Holders of StaffMark Common Stock will continue to hold their same shares after the Transaction.

     Company Shareholders. In the Transaction, each Existing Company Share will be cancelled in exchange for the right to receive no more than 0.272 of a share of StaffMark Common Stock, subject to a potential downward adjustment to be determined on the closing date. This potential downward adjustment will occur in certain circumstances, based upon the average trading prices of StaffMark Common Stock and average currency exchange rates prior to the closing of the Transaction, if such average StaffMark Common Stock price exceeds $37.16. See "The
     Transaction -- Issuance of StaffMark Common Stock in the Transaction."

     EXAMPLES

     Company Shareholder: Assuming the average trading price for StaffMark Common Stock prior to the closing of the Transaction is equal to or less than $37.16, a Company shareholder that owns 100 Existing Company Shares will be entitled to receive 27 shares of StaffMark Common Stock and a check for the market value of the fractional share upon the closing of the Transaction.

     StaffMark Stockholder: If you currently own 100 shares of StaffMark Common Stock, then you will continue to hold those 100 shares after the Transaction.

Q.   HOW DOES THE TRANSACTION IMPACT OVERALL STOCK OWNERSHIP?


A. Immediately after the closing of the Transaction, assuming the Company's directors and employees were to exercise all outstanding Company options, StaffMark Common Stock issued pursuant to the Transaction would constitute 24.4%, and Robert Walters personally would beneficially own 5.4%, of the outstanding StaffMark Common Stock. See "Potential Risks, Detriments and Other Considerations Associated with the Transaction -- Dilution of Voting Interests of StaffMark Stockholders" and "The Transaction -- Percentage Ownership Interest of Company Shareholders in StaffMark After the Effective Date."


Q. WHAT ARE THE SIGNIFICANT ACCOUNTING AND FINANCIAL CONSEQUENCES OF THE TRANSACTION?


A. The Transaction is expected to be accounted for under the pooling-of-interests method of accounting. Under this method, historical Company income statement and cash flow amounts and balance sheet amounts will be carried over to, and reflected in, StaffMark's audited statements, without any adjustment related to any premium associated with the Transaction. Under the pooling-of-interests accounting method, no goodwill will be recognized for the difference between the value of the Consideration Shares issued in the Transaction and the net book value of the Company. For further information, see "-- Anticipated Accounting Treatment."


     Since the Company's audited historical statements have been prepared in accordance with U.K. GAAP, which differs in certain respects from U.S. GAAP, and its results and accounts historically have been denominated in U.K. pounds sterling, the Company's results and accounts, reflected in its historical statements appearing in this Proxy Statement beginning on page F-1, will be subject to certain U.S. GAAP adjustments and currency adjustments in order to be presented in U.S. dollars as part of StaffMark's financial statements. To understand these adjustments better, please see "-- Reconciliation of U.K. GAAP to U.S. GAAP" and "Unaudited Pro Forma Financial Information."

     The StaffMark Board expects the Transaction to be accretive to StaffMark's earnings per share in the fiscal year ending December 31, 1999.

Q.   WILL STAFFMARK PAY DIVIDENDS ON ITS COMMON STOCK?

A. StaffMark historically has not paid any dividend to its common stockholders in order to reinvest profits in the future growth of the StaffMark business. StaffMark intends to continue this practice for the foreseeable future.

Q.   WHEN DO YOU EXPECT THE TRANSACTION TO BE COMPLETED?

A. StaffMark and the Company are working towards completing the Transaction as quickly as possible. In addition to StaffMark stockholder and Company shareholder approvals, we must obtain English court approvals. We hope to complete the Transaction during the Fall of 1998. If all approvals are obtained quickly with no delays, the Transaction could close as early as November, 1998.

     For additional questions about the Transaction, please contact:


          STAFFMARK STOCKHOLDERS                 ROBERT WALTERS PLC SHAREHOLDERS
Clete T. Brewer                             Robert Walters
Terry C. Bellora                            Thomas Chambers
StaffMark, Inc.                             Robert Walters plc
302 East Millsap Road                       10 Bedford Street
Fayetteville, Arkansas 72703                London WC2E 9HE
Telephone: (501) 973-6000                   Telephone: 44 171 379 3333
StaffMark Web Site:                         Robert Walters plc Web Site:
http://www.staffmark.com                    http://www.robertwalters.com


STAFFMARK


     StaffMark provides diversified staffing, professional, consulting and solutions services to businesses, professional and service organizations and governmental agencies. StaffMark believes it is a leading provider of such services based upon 1997 revenues (which placed it as the 15th largest U.S. public staffing company) and 1997 and 1998 revenue growth. Since its initial public offering in October 1996 (the "Initial Public Offering"), StaffMark has grown both internally and through the acquisition of over 30 staffing and professional service companies. StaffMark believes that a balance of internal growth and selective acquisitions will best allow it to capitalize on its growth opportunities. StaffMark operates over 220 branches located in 30 states and in Canada, as well as representative offices in the United Kingdom, Thailand and South Africa.


     StaffMark's principal operations are organized into two divisions, Professional/Information Technology ("Professional/IT") and Commercial Staffing Services ("Commercial"). The information technology platform in the Professional/IT division operates under the IntelliMark(TM) brand, providing information technology ("IT") business solutions, including staffing, help desk and distributed services, network services development, systems integration, training and enterprise resource planning. The professional platform in the Professional/IT division provides lawyers and legal support under the brand name "Strategic Legal Resources" in addition to providing accountants and clinical trial support services. The Professional/IT division generated approximately 27.3% and 39.2% of StaffMark's revenues for the year ended December 31, 1997 and for the six months ended June 30, 1998, respectively. The Commercial division provides both office and light industrial staffing and generated approximately 72.7% and 60.8% of StaffMark's revenues for the year ended December 31, 1997 and for the six months ended June 30, 1998, respectively.

STAFFMARK BUSINESS STRATEGY


     StaffMark's overall business strategy is to increase its revenue and enhance its profitability by providing the timely delivery of quality diversified staffing, consulting, professional and solutions services to its customers, in conjunction with providing opportunities to its employees, temporary associates, professionals and consultants. The Transaction is consistent with StaffMark's overall business strategy and complements StaffMark's existing business lines by providing a value-added, high margin international professional services component with a significant presence in the United Kingdom. See "The Transaction -- Reasons for the Transaction." After completing the Transaction, StaffMark intends to continue to implement its overall business strategy through a combination of strategies, the key elements of which are identified and described below.


     Operating Strategy. StaffMark's operating strategy is to continue to: (i) develop long-term relationships with its customers as a primary provider of quality, customized and diversified staffing and professional services; (ii) adopt on a company-wide basis the best practices, policies and procedures of existing StaffMark operations and newly acquired companies; (iii) increase operating efficiencies and provide a strong level of corporate support by combining a number of general and administrative functions at the corporate level and by reducing or eliminating redundant functions; (iv) maintain a decentralized entrepreneurial environment that rewards performance and attracts and retains self-motivated, achievement-oriented individuals; (v) establish service platforms and brand name identification; and (vi) utilize available capital resources, whether equity, debt or a combination thereof, in the most efficient manner.


     Internal Growth Strategy. StaffMark's internal growth strategy consists of the following key components: (i) focusing on further penetration in existing geographic markets, enhancing and expanding new services and spinning-off or seeding new branch offices; (ii) expanding and cross-developing the Professional/ IT services offered by StaffMark and increasing the percentage of revenues and gross profits derived from this division; and (iii) increasing Vendor-on-Premises relationships which StaffMark believes provide a more stable source of revenues and attractive operating profits.


     Acquisition and Integration Strategy. StaffMark's acquisition and integration strategy is to pursue acquisitions that: (i) expand the geographic scope of its operations; (ii) increase its penetration of existing markets;
(iii) increase the scope of StaffMark's operations into complementary or new service offerings; (iv) include strong management, profitable operating results and/or strong local and regional presence; and/or (v) expand the percentage of revenues generated by the Professional/IT division. Following acquisition consummation, StaffMark initiates the integration process with respect to acquired companies.

BUSINESS OF THE COMPANY


     The Company is a London-based international recruitment consultancy operating in 14 cities in ten countries and specializing in placing accounting, finance and IT professionals on a contract, temporary and permanent basis with clients in the commercial, industrial and finance sectors. The Company operates in the United Kingdom, Continental Europe, Australia, the United States, the Asia Pacific region and South Africa. The Company's operations are divided into four divisions: Robert Walters Associates (permanent recruitment), Robert Walters Resourcing (contract and temporary recruitment), Robert Walters Technology (IT recruitment) and Resource Solutions (outsourcing).


     Robert Walters Associates comprises the Company's U.K. permanent and overseas recruitment businesses and has offices in London, Windsor, Amsterdam, Auckland, Brisbane, Brussels, Frankfurt, Hong Kong, Johannesburg, Melbourne, New York, Singapore, Sydney and Wellington. Robert Walters Associates contributed 55.4%, 50.5% and 46.1% of total Company gross profit during each of the years ended December 31, 1995, 1996 and 1997, respectively.

     Robert Walters Resourcing comprises the Company's contract and temporary recruitment businesses. Utilizing the Company's international network of offices, candidates are sourced and offered to clients on an international basis -- a process referred to as "The Global Pipeline." Robert Walters Resourcing contributed 44.6%, 44.1% and 46.1% of total Company gross profit during each of the years ended December 31, 1995, 1996 and 1997, respectively.

     Robert Walters Technology is the Company's specialist IT recruitment business and, in addition to the Company's U.K. businesses, includes the Melbourne, Australia-based TriStar recruitment business, which was acquired in December, 1997. The Company also has a 7.1% stake (with an option to increase its holding up to 20%) in Internet Appointments Limited which operates under the name taps.com ("Taps"), an internet recruitment site for IT and finance professionals. Robert Walters Technology contributed 0.0%, 5.4% and 7.8% of total Company gross profit during each of the years ended December 31, 1995, 1996 and 1997, respectively.

     Resource Solutions is the outsourcing division of the Company. Resource Solutions manages on-site recruitment activities of clients working with other divisions of the Company as well as with other recruitment agencies. Resource Solutions currently has 23 U.K. and four Australian outsourcing agreements.

     For the year ended December 31, 1997 and the six months ended June 30, 1998, respectively, the Company's revenue profile, geographic revenue concentration and revenue mix consisted of: contract placements (82.1% and 84.6% of revenues) and permanent placements (17.9% and 15.4% of revenues); U.K. revenues (91.3% and 77.3% of revenues) and non-U.K. revenues (8.7% and 22.7% of revenues); and Finance and Accounting placements (89.5% and 73.1% of revenues) and IT placements (10.5% and 26.9% of revenues).

     The Company's key strengths include a management team with first hand experience in running and developing a successful international recruitment consultancy over a number of years. The Company's overall business strategy is to focus on opportunities that maximize revenues and profits in an ever changing and competitive marketplace through the development of an understanding of both clients and candidates, in conjunction with developing a presence in an increasing number of countries.


THE TRANSACTION

     General. Upon the terms and subject to the conditions of the Transaction Agreement and the Scheme of Arrangement, the Company will be acquired by the Transaction Subsidiary, the Company will become an indirect wholly-owned subsidiary of StaffMark and the holders of Existing Company Shares will receive the Consideration Shares and become stockholders of StaffMark. See "The Transaction -- General."

     Reasons for the Transaction. StaffMark and the Company believe that the Transaction represents an important opportunity to:

     - Create a global provider of professional staffing, consulting, and solution services.

     - Enable StaffMark's IT recruitment services division to increase its revenue base and geographic service coverage, improve its access to technical talent, and market its IT solutions to the Company's international customer base as well as provide the Company with a distribution channel in North America for IT candidates sourced worldwide.

     - Enhance the position of the Combined Group as a service provider to the accounting and financial professional services sector. The Transaction provides StaffMark with one of the most recognized accounting and professional financial service brand names in the U.K. in this recruitment sector, which StaffMark has identified as a strategic priority. The Transaction provides the Company with access to the large U.S. market through StaffMark's customer base and branch network.

     - Provide each of the Company and StaffMark with access to a significantly expanded pool of potential employees and contractors and the opportunity to capitalize on mobility in the professional labor pool. StaffMark will be able to access the Company's established recruitment operations in various world markets, while the Company will be able to access StaffMark's predominantly U.S.-based network of offices and customers.

     - Create opportunities for potential synergies including increased success in recruitment and retention of IT contractors, increased cross-border service opportunities with multinational customers, and increased scope of professional services available to StaffMark and the Company's respective customer bases.

     - Enhance the strength and depth of StaffMark's management through the addition of the Company's internationally experienced management team. The management teams of StaffMark and the Company have a similar culture and share a common vision of creating a global human resource solutions business.

     - Accelerate StaffMark's expansion into becoming a provider of human resource solutions across its business units through utilization of the Company's Resource Solutions model. StaffMark and the Company believe that the combination of the Company's and StaffMark's businesses will provide opportunities to augment their respective capabilities and expertise in providing outsourced human resource services.


     Potential Risks, Detriments and Other Considerations Associated with the Transaction. There are potential detriments, risks and considerations associated with the Transaction that StaffMark stockholders should consider before voting concerning the Issuance. These considerations include integration and operation risks concerning the Combined Group, significant additional StaffMark Common Stock available for future sale in the market, dilution of voting interests for existing StaffMark stockholders, the anticipated accounting treatment concerning the Transaction and risks concerning new foreign operations. See "Potential Risks, Detriments and Other Considerations Associated with the Transaction."


     Conversion of Company Shares; Treatment of Company Share Options. As of the date the Scheme of Arrangement becomes effective (the "Effective Date"), the Company will be acquired by the Transaction Subsidiary, whereupon: (i) the Existing Company Shares will be cancelled in consideration of the Consideration Shares being issued to the Company shareholders; (ii) an equal number of new Company Shares will be issued to the Transaction Subsidiary; and (iii) the Company will become an indirect wholly-owned subsidiary of StaffMark. For the Transaction to be consummated, the Issuance must be approved by the StaffMark stockholders and the other conditions set forth in Appendix II hereto and incorporated herein by reference must be satisfied or waived. See "Transaction Agreement -- Conditions to the Transaction." Pursuant to the Option Arrangements, the Company Optionholders who exercise Company options during the six-month period following the Effective Date will receive, in accordance with the Companies Act and the Option Arrangements, shares of StaffMark Common Stock. Following the Effective Date, StaffMark intends to grant to certain executives and employees of the Company StaffMark stock options to purchase 400,000 shares of StaffMark Common Stock at the fair market value of StaffMark Common Stock on the date of grant.

     Conditions to the Transaction. StaffMark, the Transaction Subsidiary and the Company will not be obligated to complete the Transaction unless a number of conditions are satisfied or (where applicable) waived by them, the complete description of which is set forth in Appendix II. These conditions include, among other things:

          (a) approval of the Issuance by the stockholders of StaffMark at the StaffMark Special Meeting;

          (b) approval of the Scheme of Arrangement by holders of Existing Company Shares at the Court Meeting and passing of a special resolution by Company shareholders to implement the Scheme of Arrangement at the Company's Extraordinary General Meeting (the "EGM");

          (c) sanction of the Scheme of Arrangement by the High Court and registration of the High Court Order by the Registrar of Companies in England and Wales (the "Registrar");

          (d) receipt by StaffMark and the Company of an opinion letter from StaffMark's independent public accountants that the Transaction should be accounted for as a pooling-of-interests;

          (e) approval of the Consideration Shares for trading upon notice of issuance on the Nasdaq National Market;

          (f) execution and delivery of an Affiliate Agreement by each of the directors of the Company;

          (g) execution and delivery of deeds of variation of their respective service agreements by each of Robert Walters, Giles Daubeney, Benjamin Anderson and Thomas Chambers;

          (h) the absence of: (i) material adverse investigations or legal proceedings (either threatened or instituted) or new material liabilities or contingencies involving the Company; (ii) adverse legal proceedings, statutes, regulations or investigations affecting the Transaction, or (iii) any material adverse change in the business, financial position or results of the Company;


          (i) satisfaction of all regulatory requirements, including the receipt of all necessary consents, approvals, authorizations and orders necessary to consummate the Transaction; and



          (j) the Scheme of Arrangement becoming effective by December 31, 1998, or such later date as StaffMark and the Company shall mutually agree and the High Court shall approve.



     The conditions set forth in items (a), (b), and (c) above may not be waived by any of the parties to the Transaction Agreement. StaffMark and the Company may jointly waive the condition set forth in item (d) above, although StaffMark believes that any such waiver would not be effected without any resolicitation of votes by StaffMark stockholders concerning the Issuance. StaffMark may waive by written notice to the Company, the conditions identified in items (f), (g),
(h)(i) and (h)(iii). StaffMark and the Company may, by written notice, jointly waive items (e), (h)(ii), (i) and (j), but as to item
(j), only if the High Court so approves.


     Termination of the Transaction. The Transaction Agreement may be terminated:

          (i) by the mutual written consent of StaffMark, the Transaction Subsidiary and the Company;

          (ii) by either StaffMark and the Transaction Subsidiary or the Company if the Effective Date shall not have occurred on or before December 31, 1998 and the party seeking to terminate the Transaction Agreement shall not have breached in any material respect its obligations thereunder in any manner that shall have proximately contributed to the failure to consummate the Transaction on or before such date;

          (iii) by StaffMark and the Transaction Subsidiary if the Company Board
     (a) withdraws or modifies in a manner adverse to StaffMark its approval or recommendation of the transactions contemplated by the Transaction Agreement, (b) approves or recommends any Takeover Proposal (as defined below) or (c) fails to comply with its obligations concerning seeking the earliest appropriate dates for the relevant High Court hearings, the dissemination of the circular to be issued by the Company to its shareholders containing an explanatory statement of the Scheme of Arrangement and the Transaction (the "Circular") or materials concerning the EGM or the filing of materials before the High Court, necessary to implement the Scheme of Arrangement and applying to the High Court for its sanction of the Scheme of Arrangement;

          (iv) by StaffMark and the Transaction Subsidiary if the financial advisor to the Company Board withdraws or in any way modifies its consent to being named in the context of any recommendation statement by the Company Board to its shareholders regarding the Transaction; or

          (v) by either StaffMark and the Transaction Subsidiary or the Company if, under certain circumstances, there shall have been a breach by the other party of the obligations set forth in the Transaction Agreement to achieve satisfaction with respect to any of the conditions summarized under "Transaction Agreement -- Conditions to the Transaction" (as set forth in detail in Appendix II) and such breach shall not be cured within 15 days after notice thereof shall have been received by the party alleged to be in breach.

     If the Transaction Agreement is terminated by StaffMark and the Transaction Subsidiary pursuant to clause (iii) or (iv) above, the Company will pay to StaffMark a fee of the lesser of L900,000 and the largest sum as would not reduce the net assets of the Company as defined in Section 152(2) of the Companies Act to a material extent (the "Termination Fee"), provided that, if the Company has no net assets (as so defined), the Termination Fee will not be payable.

     "Takeover Proposal" means any publicly announced intention to make any bona fide proposal or offer by any third party (other than a proposal or offer by the StaffMark Group) or any proposal or offer so made for a merger, scheme of arrangement, exchange offer, consolidation, partnership, joint venture or other business combination involving, or any purchase of, all or substantially all of the assets of the Company Group or more than 50% of the voting share capital of the Company.

     Recommendation of the StaffMark Board. The StaffMark Board has unanimously approved the Issuance, the Transaction Agreement, the Transaction and the transactions contemplated thereby, and recommends that holders of shares of StaffMark Common Stock approve and adopt the Issuance, which is required as a condition of the Transaction Agreement. See "The Transaction -- Reasons for the Transaction" and "The StaffMark Special Meeting -- Recommendation of the StaffMark Board."


     Opinion of StaffMark's Financial Advisor. On August 17, 1998, and on the date of this Proxy Statement, Morgan Stanley & Co. Limited ("Morgan Stanley"), financial advisor to StaffMark, rendered its written opinions to the StaffMark Board to the effect that, as of the dates of such opinions, based upon and subject to the matters set forth therein, the Exchange Ratio (as defined below) is fair to StaffMark, from a financial point of view. The full text of the opinion of Morgan Stanley dated as of the date of this Proxy Statement, which sets forth the assumptions made, matters considered and limitations on the review undertaken by Morgan Stanley, is attached as Appendix III to this Proxy Statement. If the Transaction is successfully completed, Morgan Stanley will be paid a total of $2 million in fees. See "The Transaction -- Opinion of Financial Advisor to StaffMark."

     Accounting Treatment. The Transaction is expected to be accounted for under the pooling-of-interests method of accounting in accordance with U.S. GAAP. The receipt by StaffMark of a letter from its independent public accountants with respect to such pooling-of-interests treatment is a mutual condition precedent to the obligations of StaffMark and the Company to effect the Transaction.

     Regulatory Approvals. Certain regulatory requirements must be complied with before the Transaction can be consummated. See "The Transaction -- Regulatory Approvals." The Transaction is being effected by means of the Scheme of Arrangement, a U.K. statutory procedure requiring (in addition to the approval of the resolution to be proposed at the Court Meeting) the sanction of the High Court and the filing and registration of the High Court Order with the Registrar. Once effective, the Scheme of Arrangement will bind the holders of all Existing Company Shares.

     The Transaction Support Agreements. Pursuant to letter agreements (the "Transaction Support Agreements") with StaffMark, each of Mr. & Mrs. Robert Walters, Giles Daubeney, Benjamin Anderson, Thomas Chambers, Charles Scott, Russell Tenzer, and Business Management Services Trustees Limited, has acknowledged their intent to vote their Company Shares in favor of the Scheme of Arrangement. As a group, such persons and their affiliates have voting power with respect to 7,713,556 Company Shares representing in the aggregate approximately 31.4% of the Company Shares outstanding. See "The
Transaction -- The Transaction Support Agreements."


     Appraisal Rights. Under the Delaware General Corporation law ("DGCL"), the holders of StaffMark Common Stock are not entitled to appraisal or dissenter's rights in connection with the approval of the Issuance. Following the Court Meeting, the EGM, the High Court hearing to sanction the Scheme of Arrangement, and the registration of the High Court Order, holders of Existing Company Shares will not have any dissenters' rights or any other means under English company law to challenge the Transaction.

                       STAFFMARK SELECTED FINANCIAL DATA

     StaffMark acquired in separate transactions simultaneously with the closing of the Initial Public Offering, the Founding Companies (defined below). Pursuant to the requirements of the Securities and Exchange Commission's Staff Accounting Bulletin ("SAB") No. 97, which was issued and became effective July 31, 1996, Brewer Personnel Services, Inc. ("Brewer") was designated, for financial reporting purposes, as the acquiror of Prostaff Personnel, Inc. and its related entities, Maxwell Staffing, Inc. and its related entities, HRA, Inc., First Choice Staffing, Inc., and Blethen Temporaries, Inc. and its related entities (collectively, the "Founding Companies"). Accordingly, the primary financial information presented below relates to Brewer through the date of the Initial Public Offering and to StaffMark on a consolidated basis for all periods subsequent to the Initial Public Offering. The Selected Financial Data of StaffMark presented below should be read in conjunction with Management's Discussion and Analysis of Financial Condition and Results of Operation and the financial statements and the notes thereto incorporated herein by reference from StaffMark's Annual Report on Form 10-K for the year ended December 31, 1997 and StaffMark's Quarterly Report on Form 10-Q for the six months ended June 30, 1998.

                                  SIX MONTHS
                                ENDED JUNE 30,                  YEARS ENDED DECEMBER 31,
                              -------------------   -------------------------------------------------
                                1998       1997       1997       1996      1995      1994      1993
                              --------   --------   --------   --------   -------   -------   -------
                                               (IN THOUSANDS, EXCEPT PER SHARE DATA)
STATEMENT OF INCOME DATA:
  Revenues..................  $325,859   $165,706   $426,496   $104,476   $43,874   $27,894   $12,313
  Cost of services..........   244,116    128,746    329,728     81,607    35,115    22,906    10,063
                              --------   --------   --------   --------   -------   -------   -------
  Gross profit..............    81,743     36,960     96,768     22,869     8,759     4,988     2,250
  Operating expenses:
     Selling, general and
       administrative.......    51,630     25,047     63,013     14,623     5,804     3,483     1,623
     Depreciation and
       amortization.........     5,032      1,777      5,317      1,374       591       256       121
     Nonrecurring merger
       costs................     1,120         --         --         --        --        --        --
                              --------   --------   --------   --------   -------   -------   -------
  Operating income..........    23,961     10,136     28,438      6,872     2,364     1,249       506
  Interest expense..........     1,777        543      1,256      1,376       801        92        54
  Net income................    13,059      5,809     16,469      4,023     1,587     1,177       478
  Basic earnings per
     share..................  $   0.64   $   0.41   $   1.03   $   0.82   $  0.84   $  0.62   $  0.25
  Diluted earnings per
     share..................  $   0.62   $   0.40   $   1.00   $   0.82   $  0.83   $  0.62   $  0.25

                             AS OF JUNE 30,                    AS OF DECEMBER 31,
                           -------------------   ----------------------------------------------
                             1998       1997       1997      1996      1995      1994     1993
                           --------   --------   --------   -------   -------   ------   ------
                                                      (IN THOUSANDS)
BALANCE SHEET DATA:
  Working capital........  $ 57,724   $ 24,088   $ 22,596   $24,050   $ 1,508   $1,157   $  366
  Total assets...........   412,191    141,908    248,649    71,498    21,752    4,054    2,917
  Long-term debt.........   112,560     43,430     12,000        --    15,986      224    1,232
  Stockholders' equity...   227,264     75,475    195,285    58,110     2,786    2,110    1,110

                     SELECTED FINANCIAL DATA OF THE COMPANY

     The Selected Financial Data of the Company presented below should be read in conjunction with the Company's financial statements and notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations for the Company included elsewhere herein. The financial information below is presented in accordance with U.K. GAAP. A reconciliation of U.K. GAAP to U.S. GAAP follows. To consider the Company's financial data on a U.S. dollar basis, see "Summary -- Reconciliation of U.K. GAAP to U.S. GAAP" and "Pro Forma Selected Financial Data" and the "Unaudited Pro Forma Financial Information" included elsewhere herein.

                                      SIX MONTHS
                                    ENDED JUNE 30,                YEARS ENDED DECEMBER 31,
                                   -----------------   ----------------------------------------------
                                    1998      1997      1997      1996      1995      1994      1993
                                   -------   -------   -------   -------   -------   -------   ------
                                                (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
PROFIT AND LOSS ACCOUNT DATA:
  Turnover.......................  L71,885   L36,768   L90,806   L45,928   L23,980   L19,141   L9,863
  Direct costs...................   51,014    24,181    61,299    29,435    14,487    10,369    4,749
                                   -------   -------   -------   -------   -------   -------   ------
  Gross profit...................   20,871    12,587    29,507    16,493     9,493     8,772    5,114
  Operating expenses:
     Administrative expenses.....   16,243     9,219    21,312    12,342     7,277     6,996    4,519
     Depreciation................      504       127       592       274       148       152      101
                                   -------   -------   -------   -------   -------   -------   ------
  Operating profit...............    4,124     3,241     7,603     3,877     2,068     1,624      494
  Interest expense...............       --        --        --        --        --        --       --
  Profit on ordinary activities
     after taxation..............    2,704     2,036     5,055     2,428     1,334     1,012      258
  Earnings per share.............     11.0p      8.8p     21.7p     11.3p      6.4p      4.9p     1.3p
  Dividends per share............      1.7p      1.3p      3.9p      2.8p      2.0p      1.7p     4.7p

                                    AS OF JUNE 30,                   AS OF DECEMBER 31,
                                   -----------------   ----------------------------------------------
                                    1998      1997      1997      1996      1995      1994      1993
                                   -------   -------   -------   -------   -------   -------   ------
                                                             (IN THOUSANDS)
BALANCE SHEET DATA:
  Net current assets.............  L10,334   L 5,058   L 7,460   L 3,744   L 1,342   L   961   L  407
  Total assets...................   30,612    17,482    24,571    12,465     6,311     5,053    3,128
  Long term debt.................       --        --        --        --        --        --       --
  Equity shareholders' funds.....   12,121     6,908    10,006     5,245     2,136     1,532      983

                    RECONCILIATION OF U.K. GAAP TO U.S. GAAP

     Certain profit and loss and balance sheet items in the U.K. published accounts of the Company have been adjusted for the purpose of preparing the pro forma information included in this Proxy Statement, principally to reflect the different treatment of goodwill, preference shares and stock-based compensation under U.K. GAAP and U.S. GAAP. U.K. GAAP allows goodwill to be written off to reserves in the year of acquisition, while U.S. GAAP requires capitalization of goodwill as an intangible asset and subsequent amortization over an estimated life, not to exceed 40 years. Under U.K. GAAP, the Company's preference shares are considered a component of stockholder's equity. U.S. GAAP considers these preference shares as debt with related dividends being treated as interest. U.S. GAAP requires the recognition of expense related to certain of the Company's stock-based compensation plans while U.K. GAAP does not require recognition of such expenses. This reconciliation is shown below.

                                               FOR THE SIX MONTHS
                                                 ENDED JUNE 30,      FOR THE YEARS ENDED DECEMBER 31,
                                               -------------------   ---------------------------------
                                                 1998       1997       1997        1996        1995
                                               --------   --------   ---------   ---------   ---------
                                                        (IN THOUSANDS, EXCEPT PER SHARE DATA)
PROFIT FOR THE PERIODS ATTRIBUTABLE TO
  ORDINARY SHAREHOLDERS
  U.K. GAAP..................................   L2,704     L2,036      L5,055      L2,428      L1,334
  Adjustments:
     Recognition of expense for stock-based
       compensation arrangements.............   (1,270)      (387)     (2,212)       (197)         --
     Recognition of interest expense related
       to preference shares..................       --         --          --          (9)        (23)
     Amortization of intangible assets
       related to purchase business
       combinations..........................      (60)        --          (8)         --          --
                                               -------    -------     -------     -------     -------
  U.S. GAAP (pounds).........................    1,374      1,649       2,835       2,222       1,311
  Exchange rate(1)...........................   1.6499     1.6333      1.6378      1.5606      1.5779
                                               -------    -------     -------     -------     -------
  U.S. GAAP..................................  $ 2,267    $ 2,693     $ 4,643     $ 3,468     $ 2,069
                                               =======    =======     =======     =======     =======
BASIC EARNINGS PER SHARE
  U.K. GAAP..................................   L0.110     L0.088      L0.217      L0.113      L0.064
  Adjustments:
     Recognition of expense for stock-based
       compensation arrangements.............   (0.052)    (0.017)     (0.095)     (0.009)         --
     Amortization of intangible assets
       related to purchase business
       combinations..........................   (0.002)        --          --          --          --
                                               -------    -------     -------     -------     -------
  U.S. GAAP (pounds).........................    0.056      0.071       0.122       0.104       0.064
  Exchange rate(1)...........................   1.6499     1.6333      1.6378      1.5606      1.5779
                                               -------    -------     -------     -------     -------
  U.S. GAAP..................................  $ 0.092    $ 0.116     $ 0.200     $ 0.162     $ 0.101
                                               =======    =======     =======     =======     =======
DILUTED EARNINGS PER SHARE
  U.K. GAAP                                     L0.110     L0.088      L0.217      L0.113      L0.064
  Adjustments:
     Recognition of expense for stock-based
       compensation arrangements.............   (0.052)    (0.017)     (0.095)     (0.009)         --
     Amortization of intangible assets
       related to purchase business
       combinations..........................   (0.002)        --          --          --          --
     Dilutive effect of stock-based
       compensation arrangements.............   (0.002)    (0.002)     (0.005)     (0.002)         --
                                               -------    -------     -------     -------     -------
  U.S. GAAP (pounds).........................    0.054      0.069       0.117       0.102       0.064
  Exchange rate(1)...........................   1.6499     1.6333      1.6378      1.5606      1.5779
                                               -------    -------     -------     -------     -------
  U.S. GAAP..................................  $ 0.089    $ 0.113     $ 0.192     $ 0.159     $ 0.101
                                               =======    =======     =======     =======     =======

                                                AS OF JUNE 30,         AS OF DECEMBER 31,
                                               -----------------   ---------------------------
                                                1998      1997      1997      1996      1995
                                               -------   -------   -------   -------   -------
                                                    (IN THOUSANDS, EXCEPT PER SHARE DATA)
TOTAL ASSETS
  U.K. GAAP..................................  L30,612   L17,482   L24,571   L12,465    L6,311
  Adjustments:
     Capitalization of intangible assets
       related to purchase business
       combinations..........................    4,675        --     4,735        --        --
                                               -------   -------   -------   -------   -------
  U.S. GAAP (pounds).........................   35,287    17,482    29,306    12,465     6,311
  Exchange rate(1)...........................   1.6686    1.6642    1.6453    1.7112    1.5526
                                               -------   -------   -------   -------   -------
  U.S. GAAP..................................  $58,880   $29,094   $48,217   $21,330   $ 9,798
                                               =======   =======   =======   =======   =======
NET ASSETS
  U.K. GAAP..................................  L12,121    L6,908   L10,006    L5,245    L2,136
  Adjustments:
     Capitalization of intangible assets
       related to purchase business
       combinations..........................    4,675        --     4,735        --        --
     Preference shares.......................       --        --        --        --      (175)
                                               -------   -------   -------   -------   -------
  U.S. GAAP (pounds).........................   16,796     6,908    14,741     5,245     1,961
  Exchange rate(1)...........................   1.6686    1.6642    1.6453    1.7112    1.5526
                                               -------   -------   -------   -------   -------
  U.S. GAAP..................................  $28,026   $11,496   $24,253   $ 8,975   $ 3,045
                                               =======   =======   =======   =======   =======

---------------

(1) Pounds sterling amounts have been converted into U.S. dollars at the exchange rate at the end of the period for balance sheet data and the weighted average exchange rate during the applicable period for statement of income data.

                       PRO FORMA SELECTED FINANCIAL DATA

     The following table sets forth certain selected unaudited pro forma financial data for StaffMark after giving effect to the Transaction and other required pro forma adjustments for the periods indicated. The Transaction is expected to be treated as a pooling-of-interests for financial accounting purposes. The following table should be read together with the consolidated financial statements and accompanying notes of StaffMark included in the documents described under "Additional Information about StaffMark," the audited and unaudited consolidated financial statements and accompanying notes of the Company included in this Proxy Statement and the unaudited pro forma financial statements and accompanying discussion and notes set forth under "Unaudited Pro Forma Financial Information." The pro forma amounts in the table below are presented in accordance with U.S. GAAP. Pounds sterling amounts of the Company have been converted into U.S. dollars at the exchange rate at the end of the period for balance sheet data and the weighted average exchange rate during the applicable period for statement of income data. The pro forma amounts in the table below are presented for information and do not indicate what the financial position or the results of operations of StaffMark would have been had the Transaction occurred as of the dates or for the periods presented. The pro forma amounts also do not indicate what the financial position or future results of operations of StaffMark will be. No adjustment has been included in the pro forma amounts for any anticipated cost savings or estimated expenses related to the Transaction. See "Unaudited Pro Forma Financial Information."

                                             SIX MONTHS
                                           ENDED JUNE 30,          YEARS ENDED DECEMBER 31,
                                         -------------------     -----------------------------
                                           1998       1997         1997       1996      1995
                                         --------   --------     --------   --------   -------
                                                 (IN THOUSANDS, EXCEPT PER SHARE DATA)
STATEMENT OF INCOME DATA:
  Revenues.............................  $455,746   $275,888     $657,701   $176,149   $81,713
  Cost of services.....................   336,216    204,695      488,689    127,542    57,975
                                         --------   --------     --------   --------   -------
  Gross profit.........................   119,530     71,193      169,012     48,607    23,738
  Operating expenses:
     Selling, general, and
       administrative expenses.........    80,334     48,204      114,282     33,883    17,287
     Depreciation and amortization.....     6,165      3,079        8,151      1,802       824
     Nonrecurring merger costs.........     1,120         --           --         --        --
                                         --------   --------     --------   --------   -------
  Operating income.....................    31,911     19,910       46,579     12,922     5,627
  Interest expense.....................     2,206      1,859        4,113      1,390       837
  Net income...........................    17,903     10,979       26,422      7,075     2,938
  Basic earnings per share.............  $   0.66   $   0.51     $   1.14   $   0.66   $  0.40
  Diluted earnings per share...........  $   0.63   $   0.50     $   1.10   $   0.65   $  0.40

                                           AS OF JUNE 30,           YEAR ENDED DECEMBER 31,
                                         -------------------     -----------------------------
                                           1998       1997         1997       1996      1995
                                         --------   --------     --------   --------   -------
                                                            (IN THOUSANDS)
BALANCE SHEET DATA:
  Working capital......................  $ 60,967   $ 32,506     $ 34,870   $ 30,457   $ 3,592
  Total assets.........................   471,071    171,002      296,866     92,828    31,550
  Long term debt.......................   112,560     43,430       12,000         --    15,986
  Stockholders' equity.................   241,290     86,971      219,538     67,085     6,102

COMPARATIVE PER SHARE DATA

     The following table shows actual ("historical") per share information and unaudited pro forma information as if StaffMark and the Company had been combined for the periods shown ("pro forma combined"), calculated based on an Exchange Ratio of 0.272 of a share of StaffMark Common Stock for each Existing Company Share and assuming that the Transaction is accounted for as a pooling-of-interests. No cash dividends have ever been paid on the StaffMark Common Stock. The historical data are based on the historical consolidated financial statements and related notes of each of StaffMark and the Company incorporated by reference and included in this document, as the case may be. This table should be read together with the historical financial statements of StaffMark and the Company and related notes thereto and the unaudited pro forma financial statements and accompanying discussion and related notes set forth under "Unaudited Pro Forma Financial Information". The data presented does not indicate StaffMark's future results of operations or the actual results that would have occurred if the Transaction had occurred at the beginning of the periods indicated. No adjustments have been included for any anticipated costs savings or estimated expenses related to the Transaction.

                                                     FOR THE SIX MONTHS
                                                            ENDED            FOR THE YEARS ENDED
                                                     AND AS OF JUNE 30,    AND AS OF DECEMBER 31,
                                                     -------------------   -----------------------
                                                       1998       1997      1997     1996    1995
                                                     --------   --------   ------   ------   -----
STAFFMARK HISTORICAL
  Basic earnings per common share..................   $ 0.64     $ 0.41    $ 1.03   $ 0.82   $0.84
  Diluted earnings per common share................     0.62       0.40      1.00     0.82    0.83
  Book value per share.............................    10.94       5.20     10.20     4.33    1.47
  Cash dividends per share.........................      --         --        --       --      --
COMPANY HISTORICAL (in pence)
  Basic earnings per common share..................    11.0 p      8.8 p    21.7p    11.3p    6.4p
  Diluted earnings per common share................    11.0 p      8.8 p    21.7p    11.3p    6.4p
  Book value per share.............................    49.31p     29.93p    40.74p   22.75p   9.56p
  Cash dividends per share.........................     1.7 p      1.3 p     3.9p     2.8p    2.0p
PRO FORMA COMBINED(1)
  Basic earnings per common share..................   $ 0.66     $ 0.51    $ 1.14   $ 0.66   $0.40
  Diluted earnings per common share................     0.63       0.50      1.10     0.65    0.40
  Book value per share.............................     8.79       4.18      8.50     3.41    0.77
  Cash dividends per share.........................     0.03       0.02      0.07     0.13    0.04
COMPANY PRO FORMA PER SHARE EQUIVALENTS(1)
  Basic earnings per common share..................   $ 0.18     $ 0.14    $ 0.31   $ 0.18   $0.11
  Diluted earnings per common share................     0.17       0.14      0.30     0.18    0.11
  Book value per share.............................     2.39       1.14      2.31     0.93    0.21
  Cash dividends per share.........................     0.01       0.01      0.02     0.04    0.01

---------------

(1) Pounds sterling amounts have been converted into U.S. dollars at the exchange rate at the end of the period for balance sheet data and the weighted average exchange rate during the applicable period for statement of income data.

              POTENTIAL RISKS, DETRIMENTS AND OTHER CONSIDERATIONS


                        ASSOCIATED WITH THE TRANSACTION



     Before making a voting decision with respect to the Issuance, StaffMark stockholders should consider all of the information contained in this Proxy Statement, including the following potential risks, detriments and other considerations associated with the Transaction:


     Integration and Operation of the Combined Group. StaffMark and the Company expect certain benefits to arise from the Transaction. See "The
Transaction -- Reasons for the Transaction." Achievement of these anticipated benefits will depend in part upon when, and how effectively, the businesses of the Combined Group are integrated. Although StaffMark in the past has completed a significant number of acquisitions, the Transaction is substantially larger than any acquisition previously completed by StaffMark. In addition, the substantial majority of StaffMark's completed acquisitions to date have not involved either substantial non-U.S. operations or accounting/finance professional staffing operations, and the combination could give rise to relatively novel integration considerations that StaffMark heretofore has not encountered. Thus, the integration of the Combined Group will present challenges to management and potentially could require increased management time, attention and resources. There can be no assurance that the operations of the Combined Group will be successfully combined, that such combination will occur in the time period anticipated or that the anticipated benefits will be fully achieved.

     Shares Eligible for Future Sale. Sales of substantial amounts of StaffMark Common Stock in the public market could adversely affect the market price of the StaffMark Common Stock. Approximately 6.69 million shares of StaffMark Common Stock are anticipated to be issued as the Consideration Shares pursuant to the Transaction, excluding shares of StaffMark Common Stock that may be issued after the Effective Date in respect of currently outstanding Company options. See "The Transaction -- Percentage Ownership Interest of Company Shareholders in StaffMark After the Effective Date" and "The Transaction -- Share Options." A substantial number, or approximately 4.59 million, of such shares of StaffMark Common Stock will be eligible for sale in the public market without restriction or further registration immediately following the completion of the Transaction. It is expected that following the publication of the Combined Group's results of operations (which is currently expected to occur on or prior to February 28, 1999), the remainder, or up to approximately 2.1 million shares, of StaffMark Common Stock issued through the Issuance will become eligible for resale without restriction or further registration. See "The Transaction -- Certain Federal Securities Law Consequences; Affiliate Agreements." Since the holders of the majority of outstanding Company Shares are U.K. institutions, a number of which cannot or will not hold shares of a U.S. public company, a substantial amount of StaffMark Common Stock may be sold in the market after the completion of the Transaction.

     Dilution of Voting Interests of StaffMark Stockholders. Existing holders of StaffMark Common Stock will own in the aggregate approximately 76.8% of the voting power of the outstanding shares of StaffMark Common Stock immediately following consummation of the Transaction, excluding shares of StaffMark Common Stock that may be issued after the Effective Date in respect of currently outstanding Company options. See "The Transaction -- Percentage Ownership Interest of Company Shareholders in StaffMark after the Effective Date." Thus, existing holders of StaffMark Common Stock will experience dilution of their voting power as a result of the Transaction.


     Anticipated Accounting Treatment. The Transaction is expected to be accounted for under the pooling-of-interests methods of accounting. See "The Transaction -- Accounting Treatment." Under this method of accounting, the recorded assets, liabilities and stockholder equity accounts of StaffMark and the Company will be carried forward to StaffMark at their historical recorded amounts after addressing any conformity issues, including but not limited to differences between U.S. GAAP and U.K. GAAP, net income of StaffMark after the Transaction will include the net income of StaffMark and the Company for the entire fiscal year in which the Transaction occurs, and the historical reported net income of StaffMark and the Company for prior periods will be combined and restated as net income of StaffMark after addressing any conformity issues, including but not limited to differences between U.S. GAAP and U.K. GAAP. It is a condition to the obligations of StaffMark and the Company to effect the Transaction that they receive a letter from StaffMark's independent auditors to the effect that such auditors concur that the Transaction should be treated as a pooling-of-interests under U.S. GAAP if the Transaction is consummated. No assurance can be given, however, that StaffMark and the Company would waive the foregoing condition and effect the Transaction if pooling-of-interests accounting were not available; provided, however, if such a joint waiver occurred, no such waiver would be effected without any resolicitation of votes by StaffMark stockholders concerning the Issuance. If pooling-of-interests accounting treatment were not available, the purchase method of accounting would be applicable. Under purchase method accounting, the book value of the Company's assets and liabilities would be adjusted to their fair values and the excess of the purchase price over the fair value of the Company's assets would be capitalized and expensed, which would materially and adversely affect StaffMark's earnings.


     StaffMark expects to incur certain non-recurring expenses related to the Transaction, presently estimated to be $14 million, after addressing any conformity issues, including but not limited to any differences between U.K. GAAP and U.S. GAAP. These expenses would include, but not be limited to, professional fees, printing fees, fees of financial advisors, and restructuring expenses, including the elimination of redundant offices, severance plans and other expenses directly related to the Transaction. Although StaffMark believes this estimate of non-recurring expenses is accurate, certain material additional costs may be incurred in connection with the Transaction. Transaction related expenses will be recorded in the period in which the Transaction is concluded, which is currently estimated to occur in fourth quarter of 1998. In addition, StaffMark is developing a plan to integrate the operations of the Company after the Transaction. In connection with that plan, StaffMark anticipates that certain non-recurring charges will be incurred in connection with such integration. StaffMark cannot identify the timing, nature and amount of such charges as of the date of this Proxy Statement. However, any such charge could affect StaffMark's results of operations in the period in which such charges are recorded.

     New Risks Associated with Foreign Operations. Substantially all of the Company's historical revenues have been derived from clients or activities located outside of the United States. As a result, completion of the Transaction will subject StaffMark, to a greater extent, to the usual risks of doing business abroad, such as currency fluctuations, restrictions on transfer of funds, labor unrest, political instability and U.S. restrictions.


     Year 2000 Compliance Considerations. As part of StaffMark's integration plan with respect to the Company, the Transaction integration team is reviewing and assessing Year 2000 compliance issues. The "Year 2000 Issue" is the result of computer programs (whether related to IT systems or non-IT systems) being written using two digits rather than four digits to define the applicable year. Computer programs that have time sensitive software may recognize a date using "00" as the Year 1900 rather than the Year 2000. StaffMark has focused on the work performed by the Company's Year 2000 project team as part of its due diligence inquiry and integration analysis. In response to its inquiry, the Company has informed StaffMark that its believes its Year 2000 compliance project is substantially complete as of the date of this Proxy Statement and believes it will be complete as of December 31, 1998. As to IT systems, the Company is currently utilizing the same primary search and retrieval software system (EZ Access) that StaffMark is using in its Professional/IT division. The EZ Access software system is Year 2000 compliant. Other than the Company's Cardbox invoicing software system, the Company's back office accounting and administrative systems are Year 2000 compliant. The remediation necessary to make the Cardbox software system Year 2000 compliant involves updating current databases per instructions from the vendor which is not expected to be a timely or costly process and is expected to be completed by December 31, 1998.



     As to non-IT systems and vendor services, other than banking relationships and utilities (which includes electrical power, water and related items) there is no such system or vendor service which is material to the operations of the Company. As to banking needs, the Company's banking relationships are primarily with large international financial institutions which are undertaking their own Year 2000 compliance procedures and certifying their compliance to the Company. As to the utilities, the Company's utility vendors are certifying their Year 2000 compliance procedures to the Company. To the extent that a utility vendor fails to certify its Year 2000 compliance capability, StaffMark's contingency plan in this connection is to ensure that the Company has adequate back-up utility sources necessary for maintaining the Company's day-to-day operations. Accordingly, StaffMark does not believe that any non-IT system or vendor service failure involving the Company will be material to StaffMark's financial condition or operations. In any event, StaffMark's overall contingency plan with respect to the Company is to ensure that the Company's Year 2000 compliance project is materially complete by June 30, 1999, if a portion or all of the project is not complete by December 31, 1998, as previously represented by the Company. As to the Company's completion of its Year 2000 compliance project and the implementation of StaffMark's contingency plans, if necessary, StaffMark believes that the costs of each matter individually and both matters in the aggregate will not be material to its financial condition or results of operations.


                         THE STAFFMARK SPECIAL MEETING

     This Proxy Statement is furnished in connection with the solicitation of proxies from the holders of StaffMark Common Stock by the StaffMark Board for use at the StaffMark Special Meeting. This Proxy Statement and accompanying form of proxy are first being mailed to stockholders of StaffMark on or about September 25, 1998.

TIME AND PLACE; PURPOSE

     The StaffMark Special Meeting will be held at The University of Arkansas Center for Continuing Education, 2 East Center Street, Fayetteville, Arkansas 72701, on October 27, 1998, starting at 10:00 a.m., Central Time. At the StaffMark Special Meeting, the stockholders of StaffMark will be asked to consider and vote upon: (i) the Issuance; and (ii) such other matters as may properly come before the StaffMark Special Meeting.

VOTING RIGHTS; QUORUM REQUIREMENT; VOTES REQUIRED FOR APPROVAL

     The StaffMark Board has fixed the close of business on September 15, 1998, as the record date fixed for purposes of voting at the StaffMark Special Meeting (the "StaffMark Record Date"). Only holders of record of shares of StaffMark Common Stock on the StaffMark Record Date are entitled to notice of and to vote at the StaffMark Special Meeting. On the StaffMark Record Date, there were 22,153,596 shares of StaffMark Common Stock outstanding and entitled to vote at the StaffMark Special Meeting held by 978 stockholders of record.


     Each holder of record, as of the StaffMark Record Date, of StaffMark Common Stock is entitled to cast one vote per share. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of StaffMark Common Stock entitled to vote is necessary to constitute a quorum at the StaffMark Special Meeting. Assuming a quorum is present, the affirmative vote, in person or by proxy, of at least a majority of the votes properly cast, is required to approve and adopt the Issuance.


PROXIES


     All shares of the StaffMark Common Stock represented by properly executed proxies received prior to or at the StaffMark Special Meeting, as the case may be, and not revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated on a properly executed returned proxy, such proxies will be voted FOR the approval of the Issuance. A properly executed proxy marked "ABSTAIN," although counted for purposes of determining whether there is a quorum and for purposes of determining the aggregate voting power and number of shares represented and entitled to vote at the StaffMark Special Meeting, will not be voted. Accordingly, since the affirmative vote of a majority of votes properly cast is required for approval of the Issuance, a proxy marked "ABSTAIN" will have the effect of a vote against the Issuance. Shares represented by "broker non-votes" (i.e.,shares held by brokers or nominees which are represented at a meeting but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will be counted for purposes of determining whether there is a quorum at the StaffMark Special Meeting. In accordance with New York Stock Exchange rules, brokers and nominees are precluded from exercising their voting discretion with respect to the approval and adoption of the Issuance and thus, absent specific instructions from the beneficial owner of such shares, are not empowered to vote such shares with respect to the approval and adoption of the Issuance. Therefore, since the affirmative vote of a majority of the votes properly cast is required for approval of the Issuance, a "broker non-vote" will not have the effect of a vote against the Issuance.

     The StaffMark Board is not currently aware of any business to be acted upon at the StaffMark Special Meeting other than as described herein. If, however, other matters are properly brought before the StaffMark Special Meeting, or any adjournments or postponements thereof, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgment. Such adjournment may be for the purpose of soliciting additional proxies. Shares represented by proxies voting against the Issuance will be voted against a proposal to adjourn the StaffMark Special Meeting for the purpose of soliciting additional proxies. StaffMark does not currently intend to seek an adjournment of the StaffMark Special Meeting.

     A stockholder may revoke his or her proxy at any time prior to its use by delivering to the Secretary of StaffMark a signed notice of revocation or a later-dated signed proxy or by attending the StaffMark Special Meeting and voting in person. Attendance at the StaffMark Special Meeting will not in itself constitute the revocation of a proxy.

     The cost of solicitation of proxies for the StaffMark Special Meeting will be paid by StaffMark. In addition to solicitation by mail, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to beneficial owners; and StaffMark will, upon request, reimburse them for their reasonable expenses in so doing. StaffMark has retained Corporate Investor Communications, Inc. to aid in the solicitation of proxies and to verify certain records related to the solicitation at a fee of $5,000 plus expenses. To the extent necessary in order to ensure sufficient representation at the StaffMark Special Meeting, StaffMark may request by telephone or telegram the return of proxy cards. The extent to which this will be necessary depends entirely upon how promptly proxy cards are returned. Stockholders are urged to send in their proxies without delay.

     STOCKHOLDERS SHOULD NOT SEND IN ANY STOCK CERTIFICATES WITH THEIR PROXY CARDS.

RECOMMENDATION OF THE STAFFMARK BOARD


     THE STAFFMARK BOARD BELIEVES THAT THE ISSUANCE AND THE TERMS OF THE TRANSACTION ARE FAIR TO, AND IN THE BEST INTERESTS OF, STAFFMARK AND THE STOCKHOLDERS OF STAFFMARK AND HAS, BY UNANIMOUS VOTE OF THE DIRECTORS, APPROVED THE ISSUANCE, THE TRANSACTION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THE TRANSACTION AGREEMENT, AND UNANIMOUSLY RECOMMENDS THAT STAFFMARK STOCKHOLDERS VOTE "FOR" THE ISSUANCE.


                                THE TRANSACTION

GENERAL

     Subject to and upon the terms and conditions of the Transaction Agreement and the applicable provisions of the Companies Act, the Company will be acquired by the Transaction Subsidiary and will become a direct wholly-owned subsidiary of the Transaction Subsidiary and an indirect wholly-owned subsidiary of StaffMark. For the Transaction to be consummated, it must be approved by the StaffMark stockholders and Company shareholders, and all of the other conditions referred to and set out in Appendix II must be: (i) satisfied, including the High Court's sanction of the Scheme of Arrangement; or (ii) waived, where permitted by the Transaction Agreement. The discussion in this Proxy Statement of the Transaction and the description of the principal terms and conditions of the Transaction Agreement are subject to and qualified in their entirety by reference to the Transaction Agreement, a copy of which is attached to this Proxy Statement as Appendix I and is incorporated herein by reference. StaffMark stockholders are urged to read the Transaction Agreement carefully in its entirety.

ISSUANCE OF STAFFMARK COMMON STOCK IN THE TRANSACTION

     Holders of Existing Company Shares will receive in the Transaction, in exchange for each Existing Company Share held by such holder, that fraction (rounded to four decimal places) of one share of StaffMark Common Stock (the "Exchange Ratio") equal to:

        (i) 0.272, if the Final StaffMark Price (defined below) is equal to or less than $37.16; or

        (ii) the lower of:

             (A) 0.272; and

             (B) a fraction equal to (x) (1) the sum of the Base Value (defined below) and the Incremental Value (defined below) multiplied by
                 (2) the Final Exchange Rate (defined below) divided by (y) the Final StaffMark Price (defined below),

             if the Final StaffMark Price is greater than $37.16.

     As used in the calculations set forth above and as referred to elsewhere herein, the following terms shall have the meanings set forth below:

          "Base Value" means an amount equal to: (i) the product of (a) 37.16 multiplied by (b) 0.272, divided by; (ii) the Final Exchange Rate.

          "Final Exchange Rate" means the average of the mid-points of the closing spread of the U.S. dollar to the pound sterling spot rate in London, as shown in the Financial Times (U.K. edition) for the 10 trading day period ending on the third New York business day prior to the Effective Date.

          "Final StaffMark Price" means the amount (expressed in U.S. dollars) equal to the average of the closing sales prices of the StaffMark Common Stock on the Nasdaq National Market System for the 10 trading day period ending on the third New York business day prior to the Effective Date.

          "Incremental Value" means an amount equal to the product of: (i) (a) the Final StaffMark Price minus (b) 37.16 multiplied by; (ii) 0.05.

     No fraction of a share of StaffMark Common Stock will be issued to holders of Existing Company Shares but in lieu thereof, each such holder who would otherwise be entitled to such a fraction of a share of StaffMark Common Stock (after first aggregating all such fractions of shares of StaffMark Common Stock to which such holder would be otherwise entitled) will instead receive cash (without interest) from StaffMark as if any fraction of a share of StaffMark Common Stock to which such holder would otherwise have been entitled had been sold at the like fraction of the middle market closing price of StaffMark Common Stock on the Nasdaq National Market System on the Effective Date and converted into pounds sterling at the mid-point of the closing spread of the U.S. dollar to the pound sterling spot rate, as shown in the Financial Times (U.K. edition) on the New York business day following the Effective Date.

SHARE OPTIONS

     The "Share Option Schemes" consist of the Robert Walters plc 1996 Approved Executive Share Option Scheme, the Robert Walters plc 1996 Unapproved Executive Share Option Scheme and the Robert Walters plc Savings-Related Share Option Scheme. The Scheme of Arrangement will extend to any Company Shares issued upon the exercise of options under the Share Option Schemes where the Company Shares are issued 48 hours prior to the date of the Court Meeting. The Scheme of Arrangement will also extend to Company Shares issued upon the exercise of Company options under the Share Option Schemes after such time but prior to the close of business on the London business day before the making of the High Court Order to the extent that the relevant persons are or agree to be bound by the Scheme of Arrangement.

     The Scheme of Arrangement will not extend to Company Shares issued to any person other than the Transaction Subsidiary or its nominee at or after the close of business on the London business day before the date of the High Court Order. It is therefore proposed that the Articles of Association of the Company be amended so that any Company Shares issued to any person other than the Transaction Subsidiary or its nominee after that time will (on issue or on the Effective Date, whichever is later) be immediately transferred to the Transaction Subsidiary or its nominee in consideration for and conditional on the issue to the holder of such Company Shares of StaffMark Common Stock to the holder of such Company Shares on the same terms as under the Scheme of Arrangement. This will prevent any holder of Company Shares (apart from the Transaction Subsidiary or its nominee) being left with Company Shares after dealings in Company Shares have ceased on the London Stock Exchange.



     Apart from options exercisable early, for example, in certain circumstances where the holder of the option has ceased employment, options under the Share Option Schemes are not normally exercisable until between 1999 and 2006. However, if the High Court sanctions the Scheme of Arrangement, pursuant to the provisions of the Company's Share Option Schemes, Company Optionholders must exercise their options during the six-month period after the date on which the High Court sanctions the Scheme of Arrangement, otherwise the Company options will lapse at the end of the six-month period (to the extent they have not otherwise lapsed by then).


     StaffMark intends to offer optionholders under the Company's Savings-Related Share Option Scheme (the "Savings Arrangement"), the opportunity to cancel options granted thereunder in exchange for a number of shares of StaffMark Common Stock equal in value to the gain which optionholders would have made if all such options had been exercised in full prior to completion of the Transaction and the Company Shares obtained upon such exercise had been exchanged for StaffMark Common Stock in accordance with the Exchange Ratio pursuant to the Transaction.


     The Company currently has outstanding share options with exercise prices ranging from 70.66 p to 545 p and a weighted average price of 176 p. Assuming all outstanding Company options as of September 15, 1998 are exercised after the Effective Date under the Share Option Schemes to the maximum extent possible in accordance with the foregoing and the Final StaffMark Price is less than $37.16, it is anticipated that no more than approximately 472,000 shares of StaffMark Common Stock will be issued thereunder and that the StaffMark Group will receive no more than approximately $5.2 million in consideration in connection with any such exercise. Following the Effective Date, StaffMark intends to grant to certain executives and employees of the Company StaffMark stock options to purchase 400,000 shares of StaffMark Common Stock at the fair market value of StaffMark Common Stock on the date of grant.


EFFECTIVE DATE

     The Transaction will be consummated, subject to satisfaction or (where permitted under the terms of the Transaction Agreement) waiver of the conditions precedent referred to and set out in Appendix II , at the date and time on which an office copy of the High Court Order sanctioning the Scheme of Arrangement under the Companies Act shall have been duly delivered to the Registrar for registration and such High Court Order shall have been registered.

BACKGROUND OF THE TRANSACTION

     In early January, 1998, senior management of StaffMark and the Company initiated discussions by a telephone conference call concerning a possible combination of the two companies. Approximately one week after the initial conference call, senior management of StaffMark and the Company met in New York City for two days to discuss the potential combination in greater detail. During the January discussions, senior management discussed their respective companies' histories, goals, strategies and cultures and developed an understanding concerning the potential complementary nature of their businesses and compatibility of their long-term strategic objectives. A discussion between the Chief Executive Officers of StaffMark and the Company relating to certain aspects of a potential combination during early February, 1998 led to the arrangement of a series of senior management meetings in London between February 14 and 17, 1998 (the "February Meetings"). Senior management of StaffMark, prior to the February Meetings, informed members of the StaffMark Board concerning the potential combination and thereafter periodically provided updates concerning material developments and considerations related to the proposed combination.

     The February Meetings included: (i) large group senior management meetings on February 14 and 16, at which discussions took place concerning (a) the potential strategies, fit and culture of the combined organizations and marketing and branding considerations and (b) potential transaction terms and management responsibilities of certain Company management; (ii) smaller separate group meetings on February 15 and 16, which focused upon distinct operational, financial and acquisition/expansion due diligence investigations by representative StaffMark and Company management concerning the Company; and
(iii) meetings involving management of StaffMark and the Company, and their respective legal, financial and accounting advisors, that focused on potential transaction terms and structure. These meetings culminated in StaffMark's February 17, 1998 offer of an all-stock scheme of arrangement acquisition proposal, which was rejected primarily because the Company believed that the offer premium was inadequate relative to then-existing Company Share trading prices. At that time, all discussions concerning a potential business combination terminated.

     The next contact between StaffMark and the Company occurred at the end of March, 1998 when Clete Brewer, Terry Bellora and Rob Janes of StaffMark attended a staffing industry forum in San Francisco, which Robert Walters and Ben Anderson of the Company also attended. At that time, representatives of the Company advised StaffMark representatives that the Company was interested but was investigating or pursuing several acquisitive transactions, and was not interested in a combination at that time, but would be interested in resuming discussions in the future. On June 9, 1998, senior management of StaffMark and the Company met in London, whereupon the companies agreed to resume discussions concerning a potential business combination. Subsequently thereafter, StaffMark hosted senior management of the Company at StaffMark headquarters in Fayetteville, Arkansas and at certain StaffMark operations located in New York City and Dallas, in order to facilitate Company management's financial and operational due diligence investigation and understanding of StaffMark's culture, operating philosophies and strategies.

     Discussions between senior management of StaffMark and the Company concerning culture and transactional (e.g., pooling-of-interests accounting and tax) issues and mutual due diligence investigations continued during July of 1998. On July 23, 1998, StaffMark instructed Morgan Stanley, StaffMark's financial advisor, to convey to Goldman Sachs International, the Company's financial advisor, StaffMark's indication of interest to acquire all outstanding Company shares pursuant to a Scheme of Arrangement involving an exchange ratio of 0.25487 shares of StaffMark Common Stock for each Company Share, subject to downward adjustment to such ratio necessary to ensure that the per Company Share pound sterling value of the Transaction would increase by a currency adjusted pro rata amount of L0.05 for each $1.00, or any increment thereof, that the Final StaffMark Price exceeded $38.37. See "-- Issuance of StaffMark Common Stock in the Transaction."

     Subsequent negotiations over this indication of interest resulted in a nine hour senior management conference call on July 24, 1998 which focused on detailed financial due diligence and budget matters. Subsequent to such detailed financial due diligence, on July 25, 1998, StaffMark modified its July 23, 1998 indication of interest to change: (i) the exchange ratio from 0.25487 to 0.272 shares of StaffMark Common Stock for each Company Share; and (ii) from $38.37 to $35.98, the level at which the 0.272 exchange ratio would be subject to the aforementioned downward adjustment.

     On July 27, 1998, (i) StaffMark requested and obtained an exclusivity undertaking from the Company (the "Exclusivity Letter"), pursuant to which the Company agreed to negotiate exclusively with StaffMark concerning a potential business combination until October 31, 1998 or become obligated to pay StaffMark, for any breach thereof, an amount comparable to the maximum amount set forth under "The Transaction -- Termination; Termination Fee" and (ii) StaffMark modified its July 25, 1998 indication of interest to change, from $35.98 to $37.16, the level at which the 0.272 exchange ratio would be subject to the aforementioned downward adjustment (the "Modified Proposal"). Between July 28 and August 12, 1998, members of senior management of StaffMark continued their due diligence investigation of the Company and negotiated most of the principal terms of the Transaction, the Scheme of Arrangement and the transactions contemplated thereby.

     On August 13, 1998, senior management of StaffMark, together with Morgan Stanley, StaffMark's financial advisor, and StaffMark's outside legal advisors and accountants reviewed in detail the Transaction for the benefit of the StaffMark Board. Clete Brewer, President and Chief Executive Officer of StaffMark, described in detail the rationale for a combination with the Company, the strategic aspects of the proposed combination, the proposed resolution of governance, management, employee benefit and organizational issues relating to the proposed combination and the potential for a future change in the holding company name, in view of branding and other considerations. Clete Brewer explained (i) that the Transaction is consistent with StaffMark's operating, growth and acquisition strategies, (ii) that the Transaction complements StaffMark's existing business lines because the Company's business provides a value-added, high margin, international professional services component with a significant presence in the United Kingdom and (iii) that StaffMark senior management was not recommending the Transaction to the StaffMark Board in lieu of any other alternative. Other members of StaffMark senior management presented the results of their due diligence investigations in connection with presentations concerning the financial analysis, operational and strategic fit considerations associated with the Transaction and in response to director questions concerning those factors and the overall merits of the Transaction. In this regard, management described, responded to questions concerning and provided an analysis of certain potential risks, detriments and considerations associated with the Transaction. See "Potential Risks, Detriments and Other Considerations Associated with the Transaction." Management reported to the StaffMark Board that consensus had been reached between the parties on most of the principal terms of the proposed combination, except for certain conditions to consummating the Transaction and termination terms and other terms contained in or referred to in the Transaction Agreement, which were in the process of being negotiated between the parties (the "Remaining Negotiated Points").



     Morgan Stanley made a presentation to the StaffMark Board concerning the Transaction and orally indicated to the StaffMark Board that it would be prepared to deliver a written opinion that the Exchange Ratio was fair from a financial point of view to StaffMark in connection with execution of a Transaction Agreement containing the economic terms of the Modified Proposal as outlined at the StaffMark Board meeting. See "-- Opinion of Financial Advisor to StaffMark." Representatives of Arthur Andersen LLP reported to the Board concerning the pooling-of-interests method of accounting for the proposed combination. StaffMark counsel and outside legal advisors reviewed certain legal matters with the StaffMark Board, including: (i) a review of the terms of the Transaction Agreement, a draft and summary of which had been distributed to the members of the StaffMark Board prior to the meeting; (ii) a discussion concerning relevant U.K. law and other requirements with respect to the Transaction Agreement (and ancillary agreements related to the Transaction), the Scheme of Arrangement and U.K. Takeover Panel particulars, including disclosure obligations related thereto; (iii) a discussion of the business judgment rule, the fiduciary duties of the directors and other relevant aspects of Delaware corporate law; and (iv) a discussion of U.S. Federal securities law matters relevant to the Transaction. Following completion of all of the presentations, StaffMark senior management recommended that the StaffMark Board approve the Transaction. The StaffMark Board then approved in principle the Transaction and all transactions contemplated thereby, including the Issuance, and delegated responsibility to a committee of the StaffMark Board, consisting of Jerry Brewer, Clete Brewer and William Lynch (the "Transaction Committee"), to take final action and authorize final approval, on behalf of the entire StaffMark Board, of the Transaction and all transactions contemplated thereby, including the Issuance, upon the resolution of the Remaining Negotiated Points to the satisfaction of the Transaction Committee, and authorize appropriate members of management to execute all agreements, instruments and documents to effectuate the Transaction, upon the resolution of the Remaining Negotiated Points to the satisfaction of the Transaction Committee.


     Between August 13, 1998 and August 17, 1998, StaffMark and the Company finalized all negotiations concerning the Transaction. On August 17, 1998: (i) Morgan Stanley delivered, after the closing of trading for StaffMark Common Stock and Company Shares, a written opinion to StaffMark concerning the fairness of the Exchange Ratio to StaffMark, from a financial point of view; (ii) the Board of Directors of the Company approved the final terms of the Transaction; and (iii) the Transaction Committee of the StaffMark Board had resolved to its satisfaction the Remaining Negotiated Points and, on behalf of the StaffMark Board, approved the Transaction and all transactions related thereto, including the Issuance. Following such events, the Transaction Agreement and all ancillary agreements related to the Transaction were executed. The Transac-tion was publicly announced before the opening of trading for Company Shares and StaffMark Common Stock on August 18, 1998. In recommending the approval of the Issuance, the StaffMark Board considered the terms of the Transaction, the due diligence conclusions of senior management of StaffMark and all of the analyses and written and oral presentations provided to the StaffMark Board concerning the Transaction, including the opinion of Morgan Stanley that the Exchange Ratio is fair to StaffMark from a financial point of view. See "The StaffMark Special Meeting -- Recommendation of the StaffMark Board" and "-- Opinion of Financial Advisor to StaffMark."


REASONS FOR THE TRANSACTION

     The StaffMark and the Company believe that the Transaction represents an important opportunity to:

     - Create a global provider of professional staffing, consulting, and solution services. By combining the Company's offices with StaffMark's branch system, the Combined Group will have over 235 offices in 12 countries, including operations in Amsterdam, Bangkok, Brussels, Boston, Chicago, Frankfurt, Hong Kong, Johannesburg, London, Melbourne, New York, San Francisco, Singapore, Sydney and Vancouver. This network will enable the Combined Group to provide wider geographic service coverage to its multinational customer base and additional opportunities to its employees and contractors and will provide a platform for further expansion.

     - Enable StaffMark's IT recruitment services division to increase its revenue base and geographic service coverage, improve its access to technical talent and market its IT solutions to the Company's international customer base as well as provide the Company with a distribution channel in North America for IT candidates sourced worldwide.

     - Enhance the position of the Combined Group as a service provider to the accounting and financial professional services sector. The Transaction provides StaffMark with one of the most recognized accounting and professional financial service brand names in the U.K. in this recruitment sector, which StaffMark has identified as a strategic priority. The Transaction provides the Company with access to the large U.S. market through StaffMark's customer base and branch network.

     - Provide each of the Company and StaffMark with access to a significantly expanded pool of potential employees and contractors and the opportunity to capitalize on mobility in the professional labor pool. StaffMark will be able to access the Company's established recruitment operations in various world markets, while the Company will be able to access StaffMark's predominantly U.S.-based network of offices and customers.

     - Create opportunities for potential synergies including increased success in recruitment and retention of IT contractors, increased cross-border service opportunities with multinational customers, and increased scope of professional services available to StaffMark's and the Company's respective customer bases.

     - Enhance the strength and depth of StaffMark's management through the addition of the Company's internationally experienced management team. The management teams of StaffMark and the Company have a similar culture and share a common vision of creating a global human resource solutions business.

     - Accelerate StaffMark's expansion into becoming a provider of human resource solutions across its business units through utilization of the Company's Resource Solutions model. StaffMark and the Company believe the combination of the Company's and StaffMark's businesses will provide opportunities to augment their respective capabilities and expertise in providing outsourced human resource services.

OPINION OF FINANCIAL ADVISOR TO STAFFMARK

     Morgan Stanley was retained by StaffMark to act as its financial advisor in connection with the Transaction. Morgan Stanley is an internationally recognized investment banking firm and was selected by StaffMark based on Morgan Stanley's qualifications, experience and expertise.


     On August 13, 1998, Morgan Stanley orally indicated to the StaffMark Board that, in connection with an execution of the Transaction Agreement containing the economic terms of the Modified Proposal presented at the August 13, 1998 meeting of the StaffMark Board, Morgan Stanley would be prepared to deliver a written fairness opinion to the effect that the Exchange Ratio was fair to StaffMark from a financial point of view. Morgan Stanley subsequently delivered to the StaffMark Board written opinions dated August 17, 1998 and the date of this Proxy Statement to the effect that, as of the dates of such opinions, and based on and subject to matters stated therein, the Exchange Ratio was fair to StaffMark from a financial point of view. StaffMark does not expect to request any further updates of the Morgan Stanley fairness opinions. Although Morgan Stanley evaluated the fairness, from a financial point of view, of the Exchange Ratio, the specific consideration payable in the Transaction was determined by StaffMark and the Company through arm's-length negotiations.



     UPON REQUEST BY STAFFMARK AND WITH THE CONSENT OF MORGAN STANLEY, THE FULL TEXT OF MORGAN STANLEY'S WRITTEN OPINION DATED AS OF THE DATE OF THIS PROXY STATEMENT, WHICH SETS FORTH, AMONG OTHER THINGS, THE ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN, IS ATTACHED AS APPENDIX III TO THIS PROXY STATEMENT AND IS INCORPORATED HEREIN BY REFERENCE. HOLDERS OF STAFFMARK COMMON STOCK ARE URGED TO, AND SHOULD, READ THIS OPINION CAREFULLY AND IN ITS ENTIRETY. MORGAN STANLEY'S OPINION IS ADDRESSED TO THE STAFFMARK BOARD, IS DIRECTED ONLY TO THE FAIRNESS OF THE EXCHANGE RATIO FROM A FINANCIAL POINT OF VIEW TO STAFFMARK AND DOES NOT ADDRESS ANY OTHER ASPECT OF THE TRANSACTION, DOES NOT EXPRESS AN OPINION AS TO THE PRICE AT WHICH STAFFMARK COMMON STOCK WILL TRADE AT ANY TIME, NOR DOES IT CONSTITUTE AN OPINION OR RECOMMENDATION TO ANY HOLDER OF STAFFMARK COMMON STOCK AS TO HOW SUCH STOCKHOLDER SHOULD VOTE AT THE STAFFMARK SPECIAL MEETING. THE SUMMARY OF THE OPINION OF MORGAN STANLEY SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.



     In arriving at its opinions, Morgan Stanley, among other things: (i) reviewed certain publicly available financial statements and other information of the Company and StaffMark, respectively; (ii) reviewed certain internal financial statements and other financial and operating data concerning the Company and StaffMark prepared by the managements of the Company and StaffMark, respectively; (iii) reviewed certain financial projections concerning the Company and reviewed fiscal 1998 and 1999 earnings per share projections communicated to us orally concerning StaffMark, which items were prepared by the managements of the Company and StaffMark, respectively; (iv) discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company; (v) reviewed the likely pro forma impact of the Transaction on StaffMark's future earnings per share, consolidated capitalization and financial ratios, if the Transaction is consummated; (vi) discussed the business prospects for the Combined Group and the potential benefits arising from the Transaction; (vii) reviewed the reported prices and trading activity of the Company Shares and the StaffMark Common Stock; (viii) compared the financial performance of the Company and StaffMark and the prices and trading activity of the Company Shares and the StaffMark Common Stock with that of certain other comparable publicly traded companies and their securities;
(ix) reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions; (x) participated in discussions and negotiations among representatives of the Company and StaffMark and its advisors; (xi) reviewed the Transaction Agreement; and (xii) considered such other factors and performed such other analyses as Morgan Stanley deemed appropriate.


     In rendering its opinions, Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by Morgan Stanley for purposes of its opinions. With respect to the financial projections, Morgan Stanley assumed that they were reasonably prepared on bases reflecting the best currently available estimates and judgments of the managements of StaffMark and the Company as to the future financial performance of StaffMark and the Company, respectively. Morgan Stanley did not make an independent evaluation or appraisal of the assets or liabilities of StaffMark or the Company, nor was Morgan Stanley furnished with any such evaluations or appraisals. Morgan Stanley expressed no opinion as to what the value of the StaffMark Common Stock actually will be when issued to the Company shareholders pursuant to the Transaction or the price at which such securities will trade subsequent to the Transaction. Morgan Stanley assumed that the Transaction would be consummated in accordance with the terms set forth in the Transaction Agreement, including that the Transaction will qualify for "pooling-of-interests" treatment in accordance with U.S. GAAP. Morgan Stanley's opinions were necessarily based on information made available to it and financial, market and other conditions and circumstances as they existed and could be evaluated on the dates of its opinions.


     Morgan Stanley also relied as to legal matters concerning the Transaction Agreement and the Exclusivity Letter on advice of counsel to StaffMark. Morgan Stanley's opinions did not address the merits of the underlying decision by StaffMark to engage in the transactions contemplated by the Transaction Agreement.

     The following is a brief summary of certain of the analyses performed by Morgan Stanley in connection with its written fairness opinion dated August 17, 1998.

     Analysis of Selected Precedent Transactions. Using publicly available information, Morgan Stanley reviewed the following three completed crossborder transactions in the recruitment industry: CRT Group plc and Education Technology LLC, Hunterskill Howard plc and Accustaff Inc., and Michael Page Group plc and Interim Services Inc. (collectively, the "Recruitment Transactions"). This analysis, which was based on publicly available financial information for the latest 12 months preceding the entry into the relevant transaction agreement, showed that the financial terms of the Transaction and the Exchange Ratio were within the ranges established by the Recruitment Transactions. Morgan Stanley also reviewed the following 12 announced or completed U.K. stock-for-stock transactions that took place since 1994 with a transaction size of less than $500 million: Davenport Vernon plc and Evans Halshaw Holdings plc, Pict Petroleum plc and Premier Consolidated Oilfields plc, Unipalm Group plc and UUNet Technologies Inc., Cluff Resources plc and Ashanti Goldfields Company Ltd., Molyneux Estates plc and TBI plc, Automated Securities Holding plc and ADT Limited, Pet CityHoldings plc and PetsMart Inc., Sheriff Holdings plc and Ashtead Group plc, Philip Harris plc and Nottingham Group plc, Rolfe & Nolan plc and SunGard Data Systems Inc., Coda Group plc and Baan Company NV, and International Public Relations plc and The Interpublic Group of Companies Inc. (collectively, the "U.K. Transactions"). Morgan Stanley compared certain financial and market statistics of the U.K. Transactions and noted that the mean premium to market price four weeks prior to announcement of the transactions was 46.2% and that the median premium to market price four weeks prior to announcement of the transactions was 48.0%. The premium paid by StaffMark represents a premium of approximately 13.8% over the market price four weeks prior to the announcement of the Transaction and a premium of approximately 54.2% over the market price at the close of business on August 17, 1998, the last trading day prior to the announcement of the Transaction.

     No transaction utilized as a comparison in the comparable transaction analysis is identical to the Transaction. In evaluating the precedent transactions, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of StaffMark and the Company, such as the impact of competition on StaffMark or the Company and the industry generally, industry growth and the absence of any adverse material change in the financial condition and prospects of StaffMark or the Company or the industry or in the financial markets in general. Mathematical analysis (such as determining the average or the mean) is not in itself a meaningful method of using comparable transaction data.

     Peer Group Comparison. As part of its analysis, Morgan Stanley compared certain financial information of the Company with that of a group of publicly traded U.K. recruitment companies, including Diagonal plc, Select Appointments Holdings plc, Parity plc, Spring Group plc, Lorien plc, Corporate Services Group plc, Delphi Group plc, Harvey Nash Group plc, MSB International plc and PSD Group plc. Morgan Stanley also compared certain financial information of StaffMark with that of a group of publicly traded U.S. recruitment companies including Robert Half International Inc., Metro Information Services Inc., Romac International Inc., On Assignment Inc., Data Processing Resources Corporation, Corestaff Inc., Alternative Resources Corporation, Cotelligent Group Inc., Norrell Corporation, CDI Corp, SOS Staffing Services Inc., Interim Services Inc., Personnel Group of America Inc. and Accustaff Inc. Such financial information included 1998 and 1999 price to earnings multiples and 1998 and 1999 aggregate value to earnings before interest, tax, depreciation and amortization ("EBITDA") multiples.

     No company utilized as a comparison in the comparable companies analysis is identical to StaffMark or the Company. In evaluating the comparable companies, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of StaffMark and the Company, such as the impact of competition on StaffMark or the Company and the industry generally, industry growth and the absence of any adverse material change in the financial condition and prospects of StaffMark or the Company or the industry or in the financial markets in general. Mathematical analysis (such as determining the average or the mean) is not in itself a meaningful method of using comparable company data.


     Historical Exchange Ratio Analysis. Morgan Stanley reviewed the historical ratios of the daily closing prices per share of StaffMark and the Company (the "Historical Exchange Ratios") for a period from August 14, 1997 to August 14, 1998, and the average of such Historical Exchange Ratios for the ten-day, one-month, three-month, six-month and twelve-month periods ending August 14, 1998. Assuming a 40% premium for control, this analysis showed that the averages of the Historical Exchange Ratios were 0.2812 during the ten-day period, 0.2723 during the one-month period, 0.2871 during the three-month period, 0.2871 during the six-month period and 0.3089 during the twelve-month period ending August 14, 1998, respectively. Morgan Stanley assumed a 40% premium for control on the basis of the analysis set forth under "-- Analysis of Selected Precedent Transactions." The Exchange Ratio is 0.272, subject to downward adjustment in certain circumstances. See "-- Issuance of StaffMark Common Stock in the Transaction."


     Contribution Analysis. Morgan Stanley analyzed the pro forma contribution of each of StaffMark and the Company. Such analysis included relative contributions of sales, EBITDA and earnings. In particular, such analysis showed that the Company would contribute 25.8% of 1997 sales, 19.3% of 1998 projected EBITDA, 19.9% of 1999 projected EBITDA, 25.0% of 1998 projected earnings and 25.6% of 1999 projected earnings. Based on the Exchange Ratio, Company shareholders would own approximately 24% of the Combined Group.

     Pro Forma Analysis of the Transaction. Morgan Stanley analyzed the pro forma impact of the Transaction on StaffMark's earnings per share for the fiscal years ended December 31, 1998 and December 31, 1999. Such analysis was based on earnings estimates for the fiscal years ended December 31, 1998 and December 31, 1999 for the Company and StaffMark based on certain financial projections prepared by the respective managements of each company. Morgan Stanley observed that if the transaction was treated as a pooling of interests for accounting purposes, the Transaction would be expected to enhance StaffMark's earnings per share in the financial year ending December 31, 1999. This statement should not be interpreted to mean that StaffMark's future earnings per share will necessarily be greater than StaffMark's earnings per share for the fiscal year ended December 31, 1997, or for its current fiscal year.


     Other analyses performed were not material to Morgan Stanley's conclusion when considered in light of the overall mix of analyses performed and financial information analyzed.



     In connection with its written opinion dated as of the date of this Proxy Statement, Morgan Stanley reviewed the analyses used to render its August 17, 1998 opinion by performing procedures to update certain such analyses and by reviewing the assumptions upon which such analyses were based and the factors considered in connection therewith. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at such opinions, no particular weight or significance was attributed to any particular analysis or factor considered by Morgan Stanley. Morgan Stanley believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering all analyses, would create an incomplete view of the process underlying its opinions. The ranges of valuations resulting for any particular analysis described above should not be taken to be Morgan Stanley's view of the actual value of the Company or StaffMark.



     Morgan Stanley did not consider it practicable to, nor did it attempt to, quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. There were no specific factors considered by Morgan Stanley which did not support Morgan Stanley's fairness opinion. For purposes of rendering the fairness opinion, Morgan Stanley assumed, in all respects material to its analysis, that the representations and warranties of each party contained in the Transaction Agreement were true and correct, that each party would perform all of the covenants and agreements required to be performed by it under the Transaction Agreement, that the Transaction Agreement would not be amended in any material respect and that all conditions to the consummation of the Transaction would be satisfied without waiver thereof. In rendering its opinion, Morgan Stanley made numerous assumptions with respect to industry performance, general business and economic conditions including, but not limited to, no material change in the way StaffMark conducts its business, no material change in the overall need for staffing solution providers by industrial and services companies and no material change in GDP growth, inflation, interest rates and unemployment. The analyses performed by Morgan Stanley are not necessarily indicative of actual values, which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as a part of Morgan Stanley's analysis of the fairness of the Exchange Ratio from a financial point of view to StaffMark and were provided to the StaffMark Board in connection with the delivery of Morgan Stanley's opinion on August 17, 1998. The analyses do not purport to be appraisals or to reflect the prices at which the Company or StaffMark might actually be sold.


     In addition, as described above, Morgan Stanley's opinion and presentation to the StaffMark Board was one of many factors taken into consideration by the StaffMark Board in making its determination to approve the Transaction. Consequently, the Morgan Stanley analyses described above should not be viewed as determinative of the opinion of the StaffMark Board or the view of the management of StaffMark with respect to the value of the Company or StaffMark or of whether the StaffMark Board would have been willing to agree to a different exchange ratio. The Exchange Ratio was determined through negotiations between StaffMark and the Company and was approved by the StaffMark Board. Morgan Stanley provided advice to StaffMark during the course of such negotiations; however, the decision to enter into the Transaction Agreement and to accept the Exchange Ratio was solely that of the StaffMark Board.

     Morgan Stanley is an internationally recognized investment banking and advisory firm. As part of its investment banking business, Morgan Stanley is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities as well as providing investment banking, financing and financial advisory advice. In the ordinary course of its business, Morgan Stanley and its affiliates may actively trade the debt and equity securities of StaffMark and the Company for their own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.


     Morgan Stanley has been retained by StaffMark to act as financial advisor to StaffMark with respect to the Transaction. Pursuant to a letter agreement dated July 30, 1998, between StaffMark and Morgan Stanley, StaffMark has agreed to pay Morgan Stanley (i) an advisory fee of $50,000 per month for each month of the assignment, which is payable in the event that the Transaction is not completed and (ii) if the Transaction is successfully completed, a transaction fee of $2,000,000, against which any advisory fee previously paid will be credited. The fee payable to Morgan Stanley was proposed by StaffMark following arm's-length negotiations with Morgan Stanley and after considering fees paid and payable in comparable transactions. In addition, StaffMark has agreed to reimburse Morgan Stanley for certain reasonable fees and expenses relating to the Transaction, and to indemnify Morgan Stanley for liabilities and expenses arising out of the engagement and the transactions in connection therewith, including liabilities under the federal securities laws.


PERCENTAGE OWNERSHIP INTEREST OF COMPANY SHAREHOLDERS IN STAFFMARK AFTER THE EFFECTIVE DATE

     Assuming that there will be approximately 22.2 million shares of StaffMark Common Stock (excluding StaffMark Common Stock issuable upon the exercise of StaffMark stock options) and 24.59 million Existing Company Shares outstanding immediately prior to the Effective Date and that the Final StaffMark Price is not greater than $37.16, the number of Consideration Shares to be issued in the Transaction would be approximately 6.69 million, excluding any shares of StaffMark Common Stock issued after the Effective Date of the Transaction under the Option Arrangements, which would represent approximately 23.2% of the outstanding shares of StaffMark Common Stock immediately after the Effective Date. Under such circumstances, and assuming no other significant changes in StaffMark Common Stock beneficial ownership, Robert Walters would become the largest individual beneficial owner of approximately
1.59 million (or 5.5% of the outstanding) shares of StaffMark Common Stock immediately after the Effective Date. Assuming the complete exercise of options under the Option Arrangements and no other change in assumptions set forth in this paragraph, StaffMark Common Stock issued as Consideration Shares and pursuant to the Option Arrangements would constitute 24.4%, and Robert Walters will beneficially own 5.4%, of the outstanding StaffMark Common Stock.

REGULATORY APPROVALS

     Court Process for the Scheme of Arrangement. The Transaction is being effected by way of a Scheme of Arrangement, a U.K. statutory procedure. Under
Section 425 of the Companies Act, in order for the Transaction to be effective, among other things, application must be made to the High Court. In determining whether to sanction the Scheme of Arrangement, the High Court must be satisfied that the statutory provisions have been complied with, including correct notice of the Court Meeting having been given, an Explanatory Statement under Section 426 of the Companies Act having been dispatched and the passing at the Court Meeting by the requisite majority of the resolution to approve the Scheme of Arrangement. The High Court also must be satisfied that the holders of Existing Company Shares were fairly represented by those attending the Court Meeting, that those constituting the statutory voting majority acted bona fide and that sanctioning of the Scheme of Arrangement is reasonable.

     The Transaction will become effective upon registration by the Registrar of the High Court Order sanctioning the Scheme of Arrangement. Once effective, the Transaction will bind the holders of all Existing Company Shares in issue at the close of business on the last London business day before the High Court makes the High Court Order sanctioning the Transaction, whether or not such holders voted in favor of the resolution to be proposed at the Court Meeting.

     The Transaction (and therefore the Scheme of Arrangement) also involves, among other things, a reduction of the Company's share capital by the cancellation of all the Existing Company Shares pursuant to Section 135 of the Companies Act. The resolution to cancel the Existing Company Shares is subject, under Section 137 of the Companies Act, to the confirmation of the High Court. Such confirmation is discretionary and the cancellation will not become effective unless and until the High Court has made the requisite High Court Order and the High Court Order has been duly delivered to, and registered by, the Registrar.

     Competition Matters. The Fair Trading Act of 1973 (the "1973 Act") provides the basis of any U.K. review of the antitrust aspects of the Transaction. Under the 1973 Act, the Secretary of State may only require investigation of the Transaction by the Monopolies and Mergers Commission if either the gross value of the worldwide assets acquired exceeds L70 million, or both StaffMark and the Company supply or acquire goods or services of the same description and have a combined market share of at least 25% in the United Kingdom or a substantial part of the United Kingdom. Since the Transaction satisfies neither of these thresholds, no scope arises under the 1973 Act for the Transaction to be referred to the Monopolies and Mergers Commission.

CERTAIN FEDERAL SECURITIES LAW CONSEQUENCES; AFFILIATE AGREEMENTS

     In light of the fact that the Scheme of Arrangement will be sanctioned by the High Court, the StaffMark Common Stock to be issued in the Transaction will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemption from registration provided by Section 3(a)(10) of the Securities Act. See "United Kingdom Corporate and Regulatory Approvals Concerning the Transaction." As a result, no registration statement concerning the Issuance has been or will be filed with the U.S. Securities and Exchange Commission. Shares of StaffMark Common Stock issued to a holder of Existing Company Shares who is deemed to control, be controlled by or be under common control with the Company or StaffMark, respectively ("Affiliates"), will not be freely tradeable under the Securities Act.

Affiliates may not sell their shares of StaffMark Common Stock acquired in the Transaction except pursuant to (i) an effective registration statement under the Securities Act covering such shares, (ii) the resale provisions of Rule 145 promulgated under the Securities Act or (iii) another applicable exemption from the registration requirements of the Securities Act. In general, Rule 145, as currently in effect, imposes restrictions on the manner in which Affiliates may make resales of StaffMark Common Stock and also on the number of shares of StaffMark Common Stock that such Affiliates, and others (including persons with whom the Affiliates act in concert), may sell within any three-month period. Shares of StaffMark Common Stock issued in the Transaction to persons that are not Affiliates will be freely tradeable under the Securities Act.

     It is a condition to consummation of the Transaction that all directors of the Company must deliver to StaffMark, on or before the Effective Date, written agreements (the "Affiliate Agreements") pursuant to which they will have represented to and covenanted with StaffMark, among other things, that they will not sell, hedge or otherwise reduce their risk with respect to the voting shares or other securities of StaffMark and the Company that are deemed to be "essentially the same as common stock" that are held by them in an amount greater than 10% of their individual holdings, limited to 1% of the outstanding voting shares and securities deemed to be "essentially the same as common stock" of StaffMark or the Company respectively in the aggregate, for all such sales, beginning 30 days prior to the consummation of the Transaction and ending with the publication by StaffMark of financial results including at least 30 days of combined operations of the Company and StaffMark, in the form of a quarterly earnings report, an effective registration statement filed with the SEC, a report to the SEC on Form 10-K, 10-Q or 8-K or any other public filing or announcement which includes such combined results of operations, provided that StaffMark agrees to use all reasonable endeavors to publish such results by February 28, 1999 and shall in any event publish such results by March 31, 1999. Legends restricting the transfer of such shares of StaffMark Common Stock will be placed on all certificates representing such shares.

STOCK LISTING

     The shares of StaffMark Common Stock to be issued in the Transaction will be listed on the Nasdaq National Market. On the Effective Date, a request will be made for the Company Shares to cease to be listed on the London Stock Exchange.

ACCOUNTING TREATMENT

     It is a condition to the consummation of the Transaction that StaffMark and the Company each receive from Arthur Andersen LLP a letter, dated within two London business days prior to the date of the High Court Order, confirming that the Transaction, if consummated, should be accounted for in accordance with the pooling-of-interests method of accounting under Opinion No. 16, "Business Combinations," of the Accounting Principles Board of the American Institute of Certified Public Accountants. Under this accounting method, the assets and liabilities of the Company, as well as its stockholder equity accounts will be carried forward to StaffMark at their historical recorded bases and conformed as appropriate, including but not limited to any differences between U.S. GAAP and U.K. GAAP. Results of operations of StaffMark will be restated to include the results of both the Company and StaffMark for all periods presented and conformed as appropriate, including but not limited to any differences between U.S. GAAP and U.K. GAAP. The reported balance sheet amounts and results of operations of the separate corporations for prior periods will be combined, reclassified and conformed, as appropriate, to reflect the combined financial position and results of operations for StaffMark. See "Unaudited Pro Forma Financial Information."

CERTAIN FEDERAL INCOME TAX CONSEQUENCES


     Tax Implications to StaffMark Stockholders. No gain or loss will be recognized for U.S. federal income tax purposes by StaffMark stockholders.



     THE DISCUSSION SET FORTH ABOVE ONLY ADDRESSES FEDERAL INCOME TAX CONSEQUENCES TO STAFFMARK STOCKHOLDERS GENERALLY WITH RESPECT TO THE TRANSACTION, AND DOES NOT ADDRESS THE TAX CONSEQUENCES OF THE TRANSAC-

TION TO ANY COMPANY SHAREHOLDER AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION. IN ADDITION, THE FOREGOING DISCUSSION DOES NOT ADDRESS TAX CONSEQUENCES WHICH MAY VARY WITH, OR ARE CONTINGENT ON, INDIVIDUAL CIRCUMSTANCES. MOREOVER, THIS DISCUSSION DOES NOT ADDRESS ANY NON-INCOME TAX OR ANY FOREIGN, STATE OR LOCAL TAX CONSEQUENCES OF THE TRANSACTION. ACCORDINGLY, EACH STOCKHOLDER OF STAFFMARK AND EACH COMPANY SHAREHOLDER IS STRONGLY URGED TO CONSULT WITH SUCH HOLDER'S TAX ADVISOR TO DETERMINE THE PARTICULAR UNITED STATES FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX CONSEQUENCES ASSOCIATED WITH THE TRANSACTION.

THE TRANSACTION SUPPORT AGREEMENTS

     Robert Walters, Benjamin Anderson, Thomas Chambers, Charles Scott and Russell Tenzer have executed Transaction Support Agreements in each of their capacities as directors and shareholders of the Company. Giles Daubeney has executed a Transaction Support Agreement in his capacity as a director of the Company. In addition, Mrs. Robert Walters, Robert Walters, and Business Management Services Trustees Ltd. (in the capacity as trustee) have executed Transaction Support Agreements as shareholders of the Company. Each Company shareholder that is a party to a Transaction Support Agreement intends, without creating any legal obligation in respect thereof, to vote all of his, her or its Company Shares in favor of the Scheme of Arrangement. As a group, such shareholders have voting power with respect to 7,713,556 Company Shares, constituting in the aggregate approximately 31.4% of the Company Shares outstanding.

     Pursuant to the Transaction Support Agreements, each Company shareholder who is a director of the Company has further agreed, in his capacity as a director of the Company (in each case, provided it is consistent with such person's fiduciary duties to the Company or other legal duties or duties arising under the London City Takeover Code on Takeovers and Mergers (the "U.K. Takeover Code") to do so):

          (i) in the document containing the Scheme of Arrangement (the "Scheme Document"), to recommend all members of the Company to vote in favor of the Scheme of Arrangement;

          (ii) to cooperate with StaffMark in the production of the Scheme Document together with, among other things, the information required by Rules 24 and 25 of the U.K. Takeover Code and to take responsibility for the information in that document concerning the Company, its directors, their close families and any related companies and trusts in the terms required or permitted by Rule 19.2 of the U.K. Takeover Code;

          (iii) to use all reasonable efforts to procure the convening of such meetings of directors or members of the Company as are necessary to pass such resolutions as may be necessary in connection with the implementation of the Scheme of Arrangement;

          (iv) to take all such action as such shareholder is reasonably able to take to procure the obtaining of the clearances and consents to be obtained by the Company referred to in, and the fulfillment of the conditions to be fulfilled by the Company set out in, Appendix II;

          (v) to use all reasonable efforts to procure that (except pursuant to existing obligations) no shares in the Company or any of its subsidiaries or securities convertible or exchangeable into such shares will be allotted or issued and no options over, or other rights to acquire, any such shares will be granted by the Company or any of its subsidiaries otherwise than to the Company or one of its wholly-owned subsidiaries;

          (vi) to use all reasonable efforts to procure that neither the Company nor any of its subsidiaries:

             (a) declares or pays any dividend other than the interim dividend of 1.7 pence per share in respect of the six months ended June 30, 1998;

             (b) disposes of any assets or assumes or incurs any liabilities (including contingent liabilities) in either case material to the Company Group taken as a whole otherwise than in the ordinary course of business; and

             (c) undertakes any binding commitment or contract which is of a long term or unusual nature or magnitude and which is other than in the ordinary course of business and which in each case is material in the context of the Company Group taken as a whole except, in the case of any matter falling within any of clauses (a), (b) or
     (c) above, to or with the Company or one of its wholly-owned subsidiaries;

          (vii) to take no action, and to use all reasonable efforts to procure that neither the Company nor any of its subsidiaries takes any action, which would be (or might reasonably be expected to be) materially prejudicial to the Scheme of Arrangement;

          (viii) without prejudice to the generality of the provision described in clause (vii) above, not to, directly or indirectly, solicit, initiate or knowingly encourage (including by way of furnishing information) any Takeover Proposal from any person or to engage in or continue discussions or negotiations relating thereto;

          (ix) to procure, so far as lies within such shareholder's power, in such shareholder's capacity as a director, that the Company observes and performs its obligations described under the heading "The Transaction Agreement -- No Solicitations"; and

          (x) to promptly notify StaffMark (and supply copies of all relevant information) of any event or circumstance of which such shareholder becomes aware which would be likely to have a significant impact on the satisfaction of the conditions to the Transaction;

provided that the obligations described in clauses (i) through (x) above will not require that such shareholder expend any money or incur any liability, or procure the expending of any money or incurring of any liability, except for expenditure and liabilities in the nature of incidental expenses.

     Unless (x) the Company Board shall have withdrawn (or modified in a manner adverse to StaffMark) its approval or recommendation of the Transaction or (y) each Company shareholder that is a party to the Transaction Support Agreements shall have publicly withdrawn (or modified in a manner adverse to StaffMark) his, her or its own recommendation of such transactions notwithstanding that the Company Board has not withdrawn or modified its approval or recommendation, each such party has agreed to: (i) not exercise the voting rights attached to his, her or its Company Shares in an adverse manner to the Scheme of Arrangement and not to assist the taking of any action which might result in any condition of the Scheme of Arrangement not being satisfied; and/or (ii) not enter into any agreement or arrangement with any person, whether conditionally or unconditionally, and whether directly or indirectly, to do any acts prohibited by the respective Transaction Support Agreements.

     The obligations of each Company shareholder under the respective Transaction Support Agreement will lapse, subject to the provisions described in the next succeeding sentence, whether or not any Takeover Proposal is announced on or before December 31, 1998, on the earlier of (x) the Effective Date and (y) December 31, 1998. The obligations described in the first paragraph of this section will lapse if any Takeover Proposal is announced on or before December 31, 1998, on the later of (x) December 31, 1998 and (y) the date upon which all required payments are made to StaffMark under the provisions described under the headings "The Transaction Agreement -- No Solicitation" or "-- Termination; Termination Fee". The lapsing of such obligations will not affect any rights or liabilities in respect of breaches of the undertaking contained in the Transaction Support Agreement committed prior to the lapsing. Each of the Transaction Support Agreements will be governed by and construed in accordance with English law.

NO APPRAISAL RIGHTS

     The Transaction does not give rise to dissenter's rights under the terms of the DGCL. Section 262 of the DGCL provides for appraisal rights only in the case of a statutory acquisition or consolidation of a Delaware corporation where the petitioning stockholder does not consent to the transaction. In addition, no appraisal rights are available where a Delaware corporation is to be the surviving corporation and a vote of its stockholders is not required under DGCL
Section 251(f). There are also no appraisal rights, unless otherwise provided for in a Delaware corporation's certificate of incorporation, for shares listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held by more than 2,000 holders of record, unless such stockholders would be required to accept anything other than shares of the surviving corporation, shares of another corporation so listed or held by such number of holders of record, cash in lieu of fractional shares of such stock or any combination thereof. The Amended StaffMark Certificate of Incorporation does not provide for such additional appraisal rights. StaffMark Common Stock is designated as a national market system security.

     English law does not provide for appraisal rights in a Scheme of Arrangement. Once a scheme has been approved by the shareholders and the High Court, and the High Court Order sanctioning it has been registered by the Registrar, all shareholders of the relevant class are bound by the terms of the scheme; a dissenting shareholder would have no rights comparable to dissenters' rights.

                           THE TRANSACTION AGREEMENT

     Following is a summary of certain provisions of the Transaction Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to the Transaction Agreement, a copy of which is attached to this Proxy Statement as Appendix I and incorporated herein by reference. Statements in this Proxy Statement with respect to the terms of the Transaction are qualified in their entirety by reference to the Transaction Agreement. StaffMark stockholders are urged to read the full text of the Transaction Agreement.

COVENANTS

     Under the Transaction Agreement, StaffMark, the Transaction Subsidiary and the Company have agreed to use all reasonable endeavors to comply with the timetable for the Transaction and (so far as they each may be able) to achieve satisfaction of the conditions summarized under "-- Conditions to the Transaction" (as set forth in detail in Appendix II), provided that the Company will not be obliged to take any action if, at the time when such action would otherwise have been required pursuant to the provision described above, the Company Board shall have withdrawn (or modified in a manner adverse to StaffMark) its approval or recommendation of the transactions contemplated by the Transaction Agreement (whether before or after the Court Meeting or the EGM) and the Company shall, at such time, have paid any amounts which are due to be paid at that time under the provisions described under "-- No Solicitation" or "-- Termination; Termination Fee." In addition and pursuant to the Transaction Agreement, the Transaction Subsidiary agrees with and undertakes to the Company that it will acquire at least one Company Share prior to the record date of the EGM and the Company agrees that it will procure that the Transaction Subsidiary will become the registered holder of such Company Shares as soon as practicable and in any event on such record date of the EGM.

     Under the Transaction Agreement, unless the Company Board shall, at the time when such action would otherwise have been required pursuant thereto, have withdrawn (or modified in a manner adverse to StaffMark) its approval or recommendation of the transactions contemplated by the Transaction Agreement (whether before or after the Court Meeting or the EGM) and the Company shall, at such time, have paid any amounts which are due under the provisions described under the headings "-- No Solicitation" or "Termination; Termination Fee", the Company agrees to seek the earliest appropriate dates for the relevant High Court hearings, to instruct its registrars to dispatch the Circular, appropriate forms of proxy for use at the Court Meeting and the EGM and this Proxy Statement promptly following approval thereof (where required) by the

High Court, the London Stock Exchange Limited and the Securities and Exchange Commission (as the case may be) to Company shareholders and, in the event that the Issuance shall have been approved at the StaffMark Special Meeting and the resolutions to be considered at the Court Meeting and the EGM have been passed by the requisite majorities, promptly to apply to the High Court for and diligently to seek its sanction of the Scheme of Arrangement.

     StaffMark will, subject to the Scheme of Arrangement becoming effective, issue to holders of Existing Company Shares the Consideration Shares. Holders of Existing Company Shares will receive the number of shares of StaffMark Common Stock determined in accordance with the Final Exchange Ratio. Under the Transaction Agreement, StaffMark and the Transaction Subsidiary each agree to instruct counsel to appear on its behalf at the hearing of the petition to sanction the Scheme of Arrangement to undertake to the High Court to be bound thereby.

     Under the Transaction Agreement, StaffMark undertakes to the Company that the Remuneration Committee of the Company will continue to determine entitlements under the Robert Walters plc Bonus Incentive Scheme (adopted July 17, 1996) for the year ended December 31, 1998. Each party agreed to promptly notify the other (and supply copies of all relevant information) of any event or circumstances of which they become aware which would be likely to have a significant impact on the satisfaction of the conditions set out in Appendix II.

NO SOLICITATION

     The Transaction Agreement provides that between August 18, 1998 and the earlier of the Effective Date, 5:00 p.m. (London time) on December 31, 1998, or the date of termination of the Transaction Agreement and payment of the amount as provided in clause (ii) below or in the next succeeding paragraph (the "Exclusivity Period"):

          (i) The Company will not, and it will use its best endeavors not to permit any member of the Company Group or any director, officer or employee of any member of the Company Group (collectively, "Associates"), attorneys, financial advisors, agents or other representatives, or those of any member of the Company Group to, directly or indirectly, solicit, initiate or knowingly encourage (including by way of furnishing information) any Takeover Proposal from any person or engage in or continue discussions or negotiations relating thereto. However, so long as the Company is in compliance with its obligations described in the immediately preceding sentence, it may engage in discussions or negotiations with, and furnish information concerning the Company, the Company Group or their businesses, properties or assets, to a third party which has made an unsolicited Takeover Proposal if, and only to the extent that, the Company Board concludes, in good faith, after consultation with, and based upon the written advice of, its outside counsel at a meeting of the Company Board, that the failure to take such action would be in breach of the fiduciary duties of the directors of the Company or would violate the obligations of the Company Board under the provisions of the U.K. Takeover Code, the Companies Act and/or the rules and regulations of the London Stock Exchange Limited. A copy of the written legal advice, along with a copy of the minutes of such Company Board meeting reflecting the Company Board's conclusion, shall be promptly provided to StaffMark by the Company. The Company will promptly (but in no case later than 24 hours) notify StaffMark of the receipt of any Takeover Proposal, including the material terms and conditions thereof (subject to any confidentiality agreements in existence at July 27, 1998) (and any changes in the material terms and conditions thereof) and the identity of the person making such Takeover Proposal.

          (ii) If the Company is in breach of its obligations described under clause (i) above, the Company will pay to StaffMark damages equal to the reasonable costs and expenses, including legal, financial advisory, tax, accounting and other professional fees, travel expenses and out-of-pocket expenses incurred by the StaffMark Group under the Transaction Agreement, each of the Company, StaffMark and the Transaction Subsidiary agreeing such amount to be a genuine pre-estimate of damages suffered by StaffMark and the Transaction Subsidiary. The maximum amount so payable shall not exceed the amount so determined in accordance with the next succeeding paragraph.

     If on or before the expiry of the Exclusivity Period any announcement is made by any third party with respect to a Takeover Proposal (which Takeover Proposal is made and becomes unconditional in all respects or otherwise effective), the Company will pay to StaffMark an amount equal to the lesser of L900,000 and the largest sum as would not reduce the net assets of the Company as defined in Section 152(2) of the Companies Act to a material extent, provided that if the Company has no net assets (as so defined) no such sum will be payable. Under the Transaction Agreement, it is agreed that, if a payment is made under any of the provisions described under clause (ii) above, the immediately preceding sentence or "-- Termination; Termination Fee", no payment will be required to be made under any other such provision.

REPRESENTATIONS AND WARRANTIES

     The Transaction Agreement includes representations and warranties by the Company as to the accuracy of the information furnished by the Company in connection with this Proxy Statement. The Company agrees to indemnify and hold harmless up to a maximum amount equal to the Termination Fee StaffMark (for itself and on behalf of its directors and officers) from and against any and all losses, damages, liabilities, costs and expenses to which StaffMark may become subject from the Company's breach of the foregoing representations and warranties.

     The Transaction Agreement includes representations and warranties of StaffMark as to: (i) the accuracy of the information included in this Proxy Statement or incorporated by reference herein (other than information furnished by the Company or its advisors); and (ii) the compliance as to form in all material respects of this Proxy Statement with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, except that no representation or warranty is made by StaffMark with respect to information furnished by the Company or its advisors in connection with this Proxy Statement or the failure by the Company or its advisors to provide information concerning the Company or its advisors necessary to enable this Proxy Statement to comply with such provisions. StaffMark agrees to indemnify and hold the Company (for itself and on behalf of its directors and officers) harmless from and against any and all losses, damages, liabilities, cost and expenses to which the Company may become subject arising from StaffMark's breach of the foregoing representations and warranties.

     The Transaction Agreement provides that: (i) to the knowledge of StaffMark, StaffMark has not taken or failed to take any action, which action or failure would of itself prevent the treatment of the Transaction as a pooling-of-interests under U.S. GAAP; and (ii) to the knowledge of the Company, the Company has not taken or failed to take any action or failure, which action or failure would of itself prevent the treatment of the Transaction as a pooling-of-interests under U.S. GAAP. Under the Transaction Agreement, StaffMark represents and warrants to the Company that StaffMark believes that, on the basis of the facts and circumstances known to StaffMark on the date of the Transaction Agreement, if the Transaction were completed on such date, the Transaction should be accounted for as a pooling-of-interests under U.S. GAAP.

CONDITIONS TO THE TRANSACTION

     StaffMark, the Transaction Subsidiary and the Company will not be obligated to complete the Transaction unless a number of conditions are satisfied or waived by them, the complete description of which is set forth in Appendix II attached hereto and incorporated herein by reference. These conditions include, among other things:

          (a) approval of the Issuance by the stockholders of StaffMark at the StaffMark Special Meeting;

          (b) approval of the Scheme of Arrangement by holders of Existing Company Shares at the Court Meeting and passing of a special resolution by Company shareholders to implement the Scheme of Arrangement at the EGM;

          (c) sanction of the Scheme of Arrangement by the High Court and registration of the High Court Order by the Registrar;

          (d) receipt of confirmation from StaffMark's independent public accountants that the Transaction will be accounted for as a pooling-of-interests;

          (e) approval of the Consideration Shares for trading upon notice of issuance on the Nasdaq National Market;

          (f) execution and delivery of an Affiliate Agreement by each director of the Company;

          (g) execution and delivery of deeds of variation of their respective service agreements by each of Robert Walters, Giles Daubeney, Benjamin Anderson and Thomas Chambers;

          (h) the absence of: (i) material adverse investigations or legal proceedings (either threatened or instituted) or new material liabilities or contingencies involving the Company; (ii) adverse legal proceedings, statutes, regulations or investigations affecting the Transaction, or (iii) any material adverse change in the business, financial position or results of the Company;


          (i) satisfaction of all regulatory requirements, including the receipt of all necessary consents, approvals, authorizations and orders necessary to consummate the Transaction; and



          (j) the Scheme of Arrangement becoming effective by December 31, 1998, or such later date as StaffMark and the Company shall mutually agree and the High Court shall approve.



     The conditions set forth in items (a), (b), and (c) above may not be waived by any of the parties to the Transaction Agreement. StaffMark and the Company may jointly waive the condition set forth in item (d) above, although StaffMark believes that any such waiver would not be effected without any resolicitation of votes by StaffMark stockholders concerning the Issuance. StaffMark may waive by written notice to the Company, the conditions identified in items (f), (g),
(h)(i) and (h)(iii). StaffMark and the Company may, by written notice, jointly waive items (e), (h)(ii), (i) and (j), but as to item (j), only if the High Court so approves.


TERMINATION; TERMINATION FEE

     The Transaction Agreement may be terminated:

          (i) by the mutual written consent of StaffMark, the Transaction Subsidiary and the Company;

          (ii) by either StaffMark and the Transaction Subsidiary or the Company if the Effective Date shall not have occurred on or before December 31, 1998 and the party seeking to terminate the Transaction Agreement shall not have breached in any material respect its obligations thereunder in any manner that shall have proximately contributed to the failure to consummate the Transaction on or before such date (including, in the case of StaffMark and the Transaction Subsidiary so seeking to terminate, the other of them not having breached its obligations under the Transaction Agreement);

          (iii) by StaffMark and the Transaction Subsidiary if the board of directors of the Company (through its own action or through any agency, or otherwise) shall have

             (a) withdrawn (or modified in a manner adverse to StaffMark) its approval or recommendation of the transactions contemplated by the Transaction Agreement,

             (b) approved or recommended, or proposed publicly to approve or recommend, any Takeover Proposal, or

             (c) failed to comply with its obligations concerning seeking the earliest appropriate dates for the relevant High Court hearings, the dissemination of the Circular or materials concerning the EGM or the filing of materials before the High Court necessary to implement the Scheme of Arrangement and applying to the High Court for its sanction of the Scheme of Arrangement;

          (iv) by StaffMark and the Transaction Subsidiary if any financial advisor to the Company Board appointed pursuant to Rule 3 of the U.K. Takeover Code, which is Goldman Sachs International, withdraws or in any way modifies its consent (whether written or oral) to being named in the context of any recommendation statement by the Company Board to its shareholders regarding the Transaction; or

          (v) by either StaffMark and the Transaction Subsidiary or the Company if, under certain circumstances, there shall have been a breach by the other of the obligations set forth in the Transaction Agreement to achieve satisfaction, with respect to any of the conditions described under the heading "-- Conditions to the Transaction," and as set forth in Appendix II, which if not cured would cause such conditions not to be satisfied, and such breach shall not have been cured within 15 days after notice thereof shall have been received by the party alleged to be in breach, subject in all cases to compliance with the U.K. Takeover Code and the requirements of the U.K. Panel on Take-Overs and Mergers.

     If the Transaction Agreement is terminated by StaffMark and the Transaction Subsidiary pursuant to the provisions described above in clause (iii) or (iv) in the immediately preceding paragraph, the Company shall pay to StaffMark the Termination Fee, provided that, if the Company has no net assets (as defined in Section 152(2) of the Companies Act), the Termination Fee shall not be payable.

EXPENSES


     Except as provided in the Transaction Agreement, each party will bear all legal, accountancy and other costs and expenses incurred by it in connection with the Transaction Agreement and the implementation of the Scheme of Arrangement and the Transaction. See "Potential Risks, Detriments and Other Considerations Associated with the Transaction -- Anticipated Accounting Treatment" for additional information concerning estimated expenses of the Transaction.

          COMPARATIVE PER SHARE MARKET PRICE AND DIVIDEND INFORMATION

     StaffMark Common Stock is listed on the Nasdaq National Market. Company Shares are listed on the Official List of the London Stock Exchange Limited. The StaffMark ticker symbol on the Nasdaq is "STAF." The Company's ticker symbol on the London Stock Exchange Limited is "RBW." There is no established U.S. trading market for the Company Shares.

     The tables below set forth, for the calendar quarters indicated, the reported high and low sale prices of StaffMark Common Stock and Company Shares as reported by their respective exchanges, in each case based on published financial sources, and the dividends declared on such stock.


                                 STAFFMARK COMMON
                                     STOCK(1)                                COMPANY SHARES(2)
                              ----------------------   -------------------------------------------------------------
                                MARKET                    MARKET                          MARKET
                               PRICE($)                 PRICE($)(3)                      PRICE(P)
                              -----------     CASH     -------------        CASH        -----------        CASH
                              HIGH   LOW    DIVIDEND   HIGH     LOW    DIVIDEND($)(4)   HIGH   LOW    DIVIDEND(P)(4)
                              ----   ---    --------   ----     ---    --------------   ----   ----   --------------
1996
  First Quarter.............   N/A    N/A        --      N/A     N/A          --         N/A    N/A          --
  Second Quarter............   N/A    N/A        --      N/A     N/A       $0.03         N/A    N/A         2.01p
  Third Quarter.............  $14 3/4 $13 3/8    --    $2.29   $1.64          --        148p     105 1/2p    --
  Fourth Quarter............   16 3/4   9 3/4    --     2.28    2.11        0.02        145 1/2  127 1/2    1.50p
1997
  First Quarter.............  $15 1/4 $12        --    $2.99   $2.29          --        187 1/2p 135 1/2p    --
  Second Quarter............   23      11 1/2    --     3.82    2.67       $0.02        233 1/2  162 1/2    1.30p
  Third Quarter.............   39 3/8  21 7/8    --     6.04    3.68          --        379      219 1/2     --
  Fourth Quarter............   40 1/2  25 7/8    --     8.64    5.83        0.04        525      361 1/2    2.60p
1998
  First Quarter.............  $35     $23        --    $9.48   $7.47          --        569 1/2p 455p        --
  Second Quarter............   44 7/8  32 3/8    --     9.61    6.71       $0.03        576      402 1/2    1.70p
  Third Quarter (through
    September 23, 1998).....   37      17        --     7.02    4.37          --        424 1/2  269 1/2     --


---------------

(1) StaffMark Common Stock became publicly traded on September 27, 1996. All StaffMark Common Stock amounts are expressed in U.S. dollars.

(2) The Company Shares became publicly traded on August 7, 1996. Amounts concerning Company Share market prices and dividends are expressed in British pence and, on an as converted basis, in U.S. dollars.

(3) The Company Share prices indicated above reflect the high and low market prices during the respective quarters as reported by the London Stock Exchange Limited. These share prices have been converted from United Kingdom pounds sterling to U.S. dollars at the closing exchange rate as of the date the high or low stock price was attained. For instances in which the quarterly high or low was attained on multiple days during a quarter, the exchange rate as of the date closest to quarter end was used to convert pounds sterling to U.S. dollars.

(4) In accordance with U.K. practice, the Company reports its results of operations and declares dividends bi-annually. Amounts reflected do not include the declaration of dividends in the second and fourth calendar quarters of 1996 of L64,000 and L165,000 in the aggregate, respectively, concerning then outstanding cumulative convertible participating preferred ordinary shares of the Company. The Company's dividends per share have been converted at the average exchange rate for the quarter in which the dividend was declared.


     On August 17, 1998, the last full trading day prior to the public announcement of the proposed Transaction, the closing price on their respective exchanges was $25.625 per share of StaffMark Common Stock and 278 1/2p per Company Share (or $4.54, as converted to U.S. dollars), and based upon such prices, the exchange rate of L1.00 to $1.6229 and an assumed Exchange Ratio of 0.272, the proposal for Consideration Shares pursuant to the Transaction as of such date represented a 54.2% premium to Company shareholders as of such date. On September 23, 1998, the closing price on their respective exchanges was $21.38 per share of StaffMark Common Stock and 327p per Company Share (or $5.48, as converted to U.S. dollars as of such date). On September 15, 1998, there were 978 holders of record of 22,153,596 outstanding shares of StaffMark Common Stock and 1,228 holders of 24,588,807 outstanding Company Shares. StaffMark stockholders are urged to obtain current market quotations prior to making any decision with respect to the Transaction.

                                STAFFMARK, INC.

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

            INTRODUCTION TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

     StaffMark has entered into the Transaction Agreement to acquire the Company by way of the Scheme of Arrangement to be accounted for as a pooling-of-interests. The following unaudited pro forma balance sheet as of June 30, 1998, and the unaudited pro forma statements of income for the six months ended June 30, 1998 and 1997 and for the years ended December 31, 1997, 1996, and 1995 give effect to the Transaction using the pooling-of-interests method of accounting as well as other pro forma adjustments as outlined below. For a description of pooling-of-interests accounting and certain other accounting matters, see "The Transaction -- Accounting Treatment".

     StaffMark expects to incur certain non-recurring expenses related to the Transaction, presently estimated to be approximately $14 million. These expenses would include, but would not be limited to, professional fees, printing fees, fees of financial advisors, and restructuring expenses, including elimination of redundant offices, severance plans and other expenses directly related to the Transaction. Although StaffMark believes this estimate of non-recurring expenses is accurate, certain material additional costs may be incurred in connection with the Transaction. Transaction related expenses will be recorded in the period in which the Transaction is concluded, which is currently estimated to occur in the fourth quarter of 1998. Because the foregoing charges are non-recurring in nature, they have not been reflected in the accompanying pro forma statements of income.

     In October 1996, StaffMark, through wholly-owned subsidiaries, simultaneously with the closing of its Initial Public Offering, merged with Brewer and five other independent staffing companies (the "Other Founding Companies"). Pursuant to the requirements of SAB No. 97, Brewer was designated as the acquiror for financial reporting purposes, of the Other Founding Companies. Based upon the provisions of SAB No. 97, these acquisitions were accounted for as combinations at historical cost.

     The following unaudited pro forma financial statements present StaffMark and give effect to (1) the Transaction with the Company for all periods presented, (2) all other significant business combinations meeting the criteria of Rules 11-01(a)(1) and (2) of Regulation S-X consummated since January 1, 1997 as if the transactions were consummated as of the beginning of 1997, (3) the adjustment to compensation expense for the difference between historical compensation paid to certain owners of previous purchase business combinations and the employment contract compensation negotiated in conjunction with the respective acquisitions (the "Compensation Differential"), and (4) the adjustment to record income taxes related to the taxation of certain acquisitions as S corporations prior to the consummation of the acquisitions (the "Tax Adjustment"). Pro forma income tax expense is based upon a combined effective tax rate of 41% for periods beginning on or after January 1, 1997. For periods prior to this date, tax expense is provided at 39%, adjusted for the impact of nondeductible goodwill amortization. The pro forma adjustments reflected in the following statements are as follows:

  Unaudited Pro Forma Balance Sheet as of June 30, 1998

     (i) The Transaction between StaffMark and the Company

     (ii) Adjustments to conform the basis of accounting used in presenting the Company's historical financial statements to U.S. GAAP

     (iii) Estimated non-recurring expenses associated with the Transaction

     (iv) The recognition of accumulated foreign currency translation adjustments to reflect the pooling-of-interests between StaffMark and the Company.

                                STAFFMARK, INC.

  Unaudited Pro Forma Statement of Income for the Six Months Ended June 30, 1998

     (i) The Transaction between StaffMark and the Company.

     (ii) Adjustments to conform the basis of accounting used in presenting the Company's historical financial statements to U.S. GAAP.

     (iii) StaffMark's May 1998 acquisition of Progressive Resources, Inc., Progressive Personnel Resources, Inc., Strategic Computer Resources, LLC, and Progressive Personnel Resources of New Jersey, Inc. (collectively "Progressive").

     (iv) Adjustment to compensation expense for the Compensation Differential related to the above purchase business combination.

     (v) Adjustment to the provision for income taxes for the Tax Adjustment related to the above purchase business combination.

  Unaudited Pro Forma Statement of Income for the Six Months Ended June 30, 1997

     (i) The Transaction between StaffMark and the Company.

     (ii) Adjustments to conform the basis of accounting used in presenting the Company's historical financial statements to U.S. GAAP.

     (iii) StaffMark's May 1998 acquisition of Progressive.

     (iv) StaffMark's January 1998 acquisition of Strategic Legal Resources, LLC ("Strategic Legal").

     (v) StaffMark's October 1997 acquisition of Structured Logic Company, Inc. ("SLC").

     (vi) StaffMark's July 1997 acquisition of Expert Business Systems, Incorporated ("EBS").

     (vii) StaffMark's April 1997 acquisition of Global Dynamics, Inc.
     ("Global").

     (viii) StaffMark's March 1997 acquisition of Flexible Personnel, Inc., Great Lakes Search Associates, Inc., and HR America, Inc. (collectively "Flexible").

     (ix) Adjustment to compensation expense for the Compensation Differential related to the above purchase business combinations.

     (x) Adjustment to the provision for income taxes for the Tax Adjustment related to the above purchase business combinations.

  Unaudited Pro Forma Statement of Income for the Year Ended December 31, 1997

     (i) The Transaction between StaffMark and the Company.

     (ii) Adjustments to conform the basis of accounting used in presenting the Company's historical financial statements to U.S. GAAP.

     (iii) StaffMark's May 1998 acquisition of Progressive.

     (iv) StaffMark's January 1998 acquisition of Strategic Legal.

     (v) StaffMark's October 1997 acquisition of SLC.

     (vi) StaffMark's July 1997 acquisition of EBS.

     (vii) StaffMark's April 1997 acquisition of Global.

     (viii) StaffMark's March 1997 acquisition of Flexible.

                                STAFFMARK, INC.

     (ix) Adjustment to compensation expense for the Compensation Differential related to the above purchase business combinations.

     (x) Adjustment to the provision for income taxes for the Tax Adjustment related to the above purchase business combinations.

  Unaudited Pro Forma Statement of Income for the Year Ended December 31, 1996

     (i) The Transaction between StaffMark and the Company.

     (ii) Adjustments to conform the basis of accounting used in presenting the Company's historical financial statements to U.S. GAAP.

  Unaudited Pro Forma Statement of Income for the Year Ended December 31, 1995

     (i) The Transaction between StaffMark and the Company.

     (ii) Adjustments to conform the basis of accounting used in presenting the Company's historical financial statements to U.S. GAAP.


     The pro forma financial statements do not purport to represent what StaffMark's results of operations would actually have been if such transactions in fact had occurred on those dates or to project StaffMark's results of operations for any future period. See "Potential Risks, Detriments and Other Considerations Associated with the Transaction."


     The unaudited pro forma financial statements should be read in conjunction with the other information contained elsewhere within or incorporated by reference into this Proxy Statement.

                                STAFFMARK, INC.

                       UNAUDITED PRO FORMA BALANCE SHEET
                              AS OF JUNE 30, 1998
                                 (IN THOUSANDS)

                                                                          THE COMPANY
                                                 -------------------------------------------------------------
                                                     AS       REPORTING        U.S.                     AS        RESTATED
                                                  REPORTED      BASIS          GAAP                 TRANSLATED   HISTORICAL
                                                 IN BRITISH   CONVERSION    IN BRITISH   EXCHANGE    TO U.S.      COMBINED
                                     STAFFMARK   POUNDS(a)       (b)          POUNDS       RATE      DOLLARS      RESULTS
                                     ---------   ----------   ----------    ----------   --------   ----------   ----------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents........  $  4,410     L 2,407       L   --       L 2,407     1.66861     $ 4,016      $  8,426
  Accounts receivable, net of
    allowance for doubtful
    accounts.......................    81,086      24,104           --        24,104     1.66861      40,220       121,306
  Prepaid expenses and other.......     4,702       1,129           --         1,129     1.66861       1,884         6,586
  Deferred income taxes............     1,610          --           --            --     1.66861          --         1,610
                                     --------     -------       ------       -------                 -------      --------
        Total current assets.......    91,808      27,640           --        27,640                  46,120       137,928
PROPERTY AND EQUIPMENT, net........    14,357       2,952           --         2,952     1.66861       4,926        19,283
INTANGIBLE ASSETS, net.............   304,574          --        4,675(c)      4,675     1.66861       7,801       312,375
OTHER ASSETS.......................     1,452          20           --            20     1.66861          33         1,485
                                     --------     -------       ------       -------                 -------      --------
                                     $412,191     L30,612       L4,675(c)    L35,287                 $58,880      $471,071
                                     ========     =======       ======       =======                 =======      ========

LIABILITIES AND
  STOCKHOLDERS'
  EQUITY
CURRENT LIABILITIES:
  Accounts payable and other
    accrued liabilities............  $  5,990     L12,056           --       L12,056     1.66861     $20,117      $ 26,107
  Payroll and related
    liabilities....................    19,245       2,742           --         2,742     1.66861       4,575        23,820
  Reserve for workers' compensation
    claims.........................     6,527          --           --            --     1.66861          --         6,527
  Income taxes payable.............     2,322       2,508           --         2,508     1.66861       4,185         6,507
                                     --------     -------       ------       -------                 -------      --------
        Total current
          liabilities..............    34,084      17,306           --        17,306                  28,877        62,961
LONG-TERM DEBT.....................   112,560          --           --            --     1.66861          --       112,560
OTHER LONG-TERM LIABILITIES........    36,314       1,031           --         1,031     1.66861       1,720        38,034
DEFERRED INCOME TAXES..............     1,969         154           --           154     1.66861         257         2,226
STOCKHOLDERS' EQUITY:
  Common stock.....................       208       1,229           --         1,229     1.66861       2,051         2,259
  Paid-in capital..................   191,915       7,052           --         7,052     1.66861      11,767       203,682
  Retained earnings................    35,141       3,840        4,675(c)      8,515     1.66861      14,208        49,349
  Accumulated other comprehensive
    income.........................        --          --           --            --     1.66861          --            --
                                     --------     -------       ------       -------                 -------      --------
        Total stockholders'
          equity...................   227,264      12,121        4,675        16,796                  28,026       255,290
                                     --------     -------       ------       -------                 -------      --------
                                     $412,191     L30,612       L4,675       L35,287                 $58,880      $471,071
                                     ========     =======       ======       =======                 =======      ========


                                      PRO FORMA
                                     TRANSACTION       PRO
                                     ADJUSTMENTS      FORMA
                                     -----------     --------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents........   $     --       $  8,426
  Accounts receivable, net of
    allowance for doubtful
    accounts.......................         --        121,306
  Prepaid expenses and other.......         --          6,586
  Deferred income taxes............         --          1,610
                                      --------       --------
        Total current assets.......         --        137,928
PROPERTY AND EQUIPMENT, net........         --         19,283
INTANGIBLE ASSETS, net.............         --        312,375
OTHER ASSETS.......................         --          1,485
                                      --------       --------
                                      $     --       $471,071
                                      ========       ========
LIABILITIES AND
  STOCKHOLDERS'
  EQUITY
CURRENT LIABILITIES:
  Accounts payable and other
    accrued liabilities............   $ 14,000(d)    $ 40,107
  Payroll and related
    liabilities....................         --         23,820
  Reserve for workers' compensation
    claims.........................         --          6,527
  Income taxes payable.............         --          6,507
                                      --------       --------
        Total current
          liabilities..............     14,000         76,961
LONG-TERM DEBT.....................         --        112,560
OTHER LONG-TERM LIABILITIES........         --         38,034
DEFERRED INCOME TAXES..............         --          2,226
STOCKHOLDERS' EQUITY:
  Common stock.....................     (1,968)(e)        275
                                           (16)(f)
  Paid-in capital..................      1,968(e)     205,528
                                          (122)(f)
  Retained earnings................    (14,000)(d)     35,798
                                           449(f)
  Accumulated other comprehensive
    income.........................       (311)(f)       (311)
                                      --------       --------
        Total stockholders'
          equity...................    (14,000)       241,290
                                      --------       --------
                                      $     --       $471,071
                                      ========       ========

       The accompanying notes are an integral part of this balance sheet.

                                STAFFMARK, INC.

                   NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
                              AS OF JUNE 30, 1998

(a) Records the balance sheet of the Company as of June 30, 1998 as reported in British pounds.

(b) Records adjustment to conform the basis of accounting used in preparing the Company's historical financial results to U.S. GAAP.

(c) Adjustment to record capitalization of intangible assets related to the Company's purchase business combinations in accordance with U.S. GAAP, which was formerly written off to Stockholders' Equity in accordance with U.K. GAAP. Intangible assets related to these combinations totaled approximately L4.7 million and are expected to be amortized over periods ranging from 30 to 40 years.

(d) In connection with the Transaction, StaffMark and the Company expect to incur certain non-recurring transaction costs of approximately $14 million, which will include investment banking fees and expenses, costs associated with closing duplicate facilities and disposing of duplicate assets, professional fees and expenses, printing, distribution and travel, and other expenses. The pro forma adjustment regarding transaction expenses represent management's best estimate based upon available information at this time. Actual adjustments will differ from those reflected in the accompanying pro forma balance sheet.

     The following table presents the major components of the estimated transaction costs (dollars in thousands):

Investment banking fees and expenses........................  $ 6,200
Closing of duplicate facilities and disposal of duplicate
  assets....................................................    2,560
Professional fees and expenses..............................    2,490
Printing, distribution, and travel..........................    1,230
Other.......................................................    1,520
                                                              -------
                                                              $14,000
                                                              =======

     Since these charges are nonrecurring in nature, they have not been reflected in the accompanying pro forma statements of income.

(e) Adjustment to record issuance of StaffMark Common Stock in exchange for all of the Company's outstanding shares. The excess of the par value of the Company's outstanding shares over the par value of the StaffMark Common Stock issued on the Effective Date will be transferred to Paid-In Capital.

(f) Adjustment to record the balance of Accumulated Other Comprehensive Income in accordance with U.S. GAAP. This balance represents the accumulated total of adjustments related to the translation of the Company's historical financial statements to U.S. dollars.

                                STAFFMARK, INC.

                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                  THE COMPANY
                                           ---------------------------------------------------------
                                              AS                    ADJUSTED
                                           REPORTED                 TO U.S.
                                              IN      REPORTING       GAAP                    AS        RESTATED
                                           BRITISH      BASIS          IN      AVERAGE    TRANSLATED   HISTORICAL     PRO FORMA
                                            POUNDS    CONVERSION    BRITISH    EXCHANGE    TO U.S.      COMBINED     TRANSACTION
                               STAFFMARK     (a)         (b)         POUNDS      RATE      DOLLARS      RESULTS      ADJUSTMENTS
                               ---------   --------   ----------    --------   --------   ----------   ----------    -----------
SERVICE REVENUES.............  $325,859    L71,885       L  --      L71,885    1.64989     $118,603     $444,462       $    --
COST OF SERVICES.............   244,116     51,014          --       51,014    1.64989       84,168      328,284            --
                               --------    -------     -------      -------    -------     --------     --------       -------
 Gross profit................    81,743     20,871          --       20,871                  34,435      116,178            --
OPERATING EXPENSES:
 Selling, general and
   administrative............    51,630     16,243       1,270(c)    17,513    1.64989       28,895       80,525        (2,095)(g)
 Depreciation and
   amortization..............     5,032        504          60(d)       564    1.64989          931        5,963            --
 Nonrecurring merger costs...     1,120         --          --           --    1.64989           --        1,120            --
                               --------    -------     -------      -------    -------     --------     --------       -------
       Operating income......    23,961      4,124      (1,330)       2,794                   4,609       28,570         2,095
OTHER INCOME (EXPENSE):
 Interest expense............    (1,777)        --          --           --    1.64989           --       (1,777)           --
 Other, net..................       (49)        15          --           15    1.64989           26          (23)           --
                               --------    -------     -------      -------    -------     --------     --------       -------
INCOME BEFORE INCOME TAXES...    22,135      4,139      (1,330)       2,809                   4,635       26,770         2,095
INCOME TAX PROVISION.........     9,076      1,435          --        1,435    1.64989        2,368       11,444            --
                               --------    -------     -------      -------    -------     --------     --------       -------
 Net income..................  $ 13,059    L 2,704     L(1,330)     L 1,374                $  2,267     $ 15,326       $ 2,095
                               ========    =======     =======      =======                ========     ========       =======

BASIC NET INCOME PER COMMON
 SHARE.......................  $   0.64                                                                 $   0.57
                               ========                                                                 ========
BASIC WEIGHTED AVERAGE SHARES
OUTSTANDING..................    20,275                                                                   26,959(e)
                               ========                                                                 ========
DILUTED NET INCOME PER COMMON
SHARE........................  $   0.62                                                                 $   0.54
                               ========                                                                 ========
DILUTED WEIGHTED AVERAGE
SHARES OUTSTANDING...........    21,224                                                                   28,195(f)
                               ========                                                                 ========


                               PRO FORMA
                               COMBINED     PURCHASE
                               STAFFMARK    BUSINESS
                                 & THE       COMBI-
                                COMPANY     NATION(h)    PRO FORMA
                               ---------    ---------    ---------
SERVICE REVENUES.............  $444,462      $11,284     $455,746
COST OF SERVICES.............   328,284        7,932      336,216
                               --------      -------     --------
 Gross profit................   116,178        3,352      119,530
OPERATING EXPENSES:
 Selling, general and
   administrative............    78,430        1,904       80,334
 Depreciation and
   amortization..............     5,963          202        6,165
 Nonrecurring merger costs...     1,120           --        1,120
                               --------      -------     --------
       Operating income......    30,665        1,246       31,911
OTHER INCOME (EXPENSE):
 Interest expense............    (1,777)        (429)      (2,206)
 Other, net..................       (23)          --          (23)
                               --------      -------     --------
INCOME BEFORE INCOME TAXES...    28,865          817       29,682
INCOME TAX PROVISION.........    11,444          335       11,779
                               --------      -------     --------
 Net income..................  $ 17,421      $   482     $ 17,903
                               ========      =======     ========
BASIC NET INCOME PER COMMON
 SHARE.......................  $   0.65                  $   0.66
                               ========                  ========
BASIC WEIGHTED AVERAGE SHARES
OUTSTANDING..................    26,959(e)                 27,099(i)
                               ========                  ========
DILUTED NET INCOME PER COMMON
SHARE........................  $   0.62                  $   0.63
                               ========                  ========
DILUTED WEIGHTED AVERAGE
SHARES OUTSTANDING...........    28,195(f)                 28,335(j)
                               ========                  ========

         The accompanying notes are an integral part of this statement.

                                STAFFMARK, INC.

                NOTES TO UNAUDITED PRO FORMA STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998

(a) Records the financial results of the Company for the period from January 1, 1998 through June 30, 1998 as reported in British pounds.

(b) Records adjustments to conform the basis of accounting used in preparing the Company's historical financial results to U.S. GAAP.

(c) Adjustment to record compensation expense related to the Share Option Schemes in accordance with U.S. GAAP. Options under the Share Option Schemes are exercisable between three and ten years after the grant date, dependent on the achievement of certain financial targets over any three-year period. Accordingly, the Share Option Schemes have been considered variable plans under Accounting Principles Board No. 25, "Accounting for Stock Issued to Employees." Compensation expense was computed as the sum of (i) the net equity in the share options, determined as the product of the outstanding share options and the difference between the period-ending market price of the Company's shares and the grant price, amortized over the remaining vesting period, and (ii) the net equity value of share options exercised during the period. For purposes of computing this adjustment, the minimum possible vesting period of three years from grant date was used to determine the amortization period. Information regarding the outstanding share options as of June 30, 1998 was as follows:

                  OUTSTANDING
  GRANT DATE     SHARE OPTIONS   GRANT PRICE
  ----------     -------------   -----------
 July 15, 1996      934,631        L0.7066
August 15, 1997     335,608         3.0205
April 21, 1998       40,000         5.4500
 June 3, 1998        70,000         5.0667

     Compensation expense related to the Savings-Related Share Option Scheme was computed as the difference of (i) the product of 85,479 share options, based on employee investments into the plan and the grant price of L1.40, and the difference between the period-ending market price and the grant price and (ii) the compensation expense recognized in prior periods.

(d) Adjustment to record the amortization of intangible assets related to the Company's purchase business combinations. Intangible assets related to these combinations totaled approximately L4.7 million and are being amortized over periods ranging from 30 to 40 years.

(e) Represents the sum of StaffMark's historical weighted average shares outstanding plus the Company's historical weighted average shares outstanding adjusted for the share exchange ratio of 0.272 as shown below.

                                                                  WEIGHTED
DESCRIPTION                                                    AVERAGE SHARES
-----------                                                    --------------
StaffMark...................................................     20,275,185
The Company.................................................      6,683,492
                                                                 ----------
Restated Historical Basic Weighted Average Shares...........     26,958,677
                                                                 ==========

                                STAFFMARK, INC.

(f) Includes the shares discussed in Note (e) above and the dilutive effect of StaffMark's stock options and the Company's stock compensation schemes adjusted for the share exchange ratio of 0.272 as shown below.

                                                                  WEIGHTED
DESCRIPTION                                                    AVERAGE SHARES
-----------                                                    --------------
Restated Historical Basic Weighted Average Shares...........     26,958,677
Dilutive Effect:
  StaffMark Stock Option Plan...............................        949,189
  The Company's Share Option Schemes........................        286,927
                                                                 ----------
Restated Historical Diluted Weighted Average Shares.........     28,194,793
                                                                 ==========

(g) Adjustment to remove compensation expense recognized in accordance with the Share Option Schemes which will not be incurred subsequent to the Transaction.

(h) Represents the financial results of Progressive for the period from January 1, 1998 through the date of acquisition as adjusted (1) to reflect the compensation level the owners have agreed to receive from StaffMark subsequent to the acquisition, (2) to reflect the amortization expense relating to the intangible assets recorded in conjunction with the acquisition, (3) to reflect interest expense relating to debt incurred in conjunction with the acquisition, and (4) to reflect the incremental provision for federal and state income taxes as if Progressive had recognized income tax expense in accordance with StaffMark's effective tax rate.

(i) Includes the shares discussed in Note (e) above and the effect of shares issued in conjunction with the purchase business combination discussed in Note (h) as shown below.

                                                                  WEIGHTED
DESCRIPTION                                                    AVERAGE SHARES
-----------                                                    --------------
Restated Historical Basic Weighted Average Shares...........     26,958,677
Effect of Shares Issued for Progressive.....................        140,218
                                                                 ----------
Pro Forma Basic Weighted Average Shares.....................     27,098,895
                                                                 ==========

(j) Includes the shares discussed in Note (f) above and the effect of shares issued in conjunction with the purchase business combination discussed in Note (h) as shown below.

                                                                  WEIGHTED
DESCRIPTION                                                    AVERAGE SHARES
-----------                                                    --------------
Restated Historical Diluted Weighted Average Shares.........     28,194,793
Effect of Shares Issued for Progressive.....................        140,218
                                                                 ----------
Pro Forma Diluted Weighted Average Shares...................     28,335,011
                                                                 ==========

                                STAFFMARK, INC.

                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                    THE COMPANY
                                            ------------------------------------------------------------
                                                                        ADJUSTED
                                                AS        REPORTING     TO U.S.                   AS        RESTATED
                                            REPORTED IN     BASIS       GAAP IN    AVERAGE    TRANSLATED   HISTORICAL
                                              BRITISH     CONVERSION    BRITISH    EXCHANGE    TO U.S.      COMBINED
                                STAFFMARK    POUNDS(a)       (b)         POUNDS      RATE      DOLLARS      RESULTS
                                ---------   -----------   ----------    --------   --------   ----------   ----------
SERVICE REVENUES..............  $165,706      L36,768       L   --      L36,768    1.63332     $60,054      $225,760
COST OF SERVICES..............   128,746       24,181           --       24,181    1.63332      39,495       168,241
                                --------      -------       ------      -------    -------     -------      --------
 Gross profit.................    36,960       12,587           --       12,587                 20,559        57,519
OPERATING EXPENSES:
 Selling, general and
   administrative.............    25,047        9,219          387(c)     9,606    1.63332      15,690        40,737
 Depreciation and
   amortization...............     1,777          127           --          127    1.63332         208         1,985
                                --------      -------       ------      -------    -------     -------      --------
      Operating income........    10,136        3,241         (387)       2,854                  4,661        14,797
                                --------      -------       ------      -------                -------      --------
OTHER INCOME (EXPENSE):
 Interest expense.............      (543)          --           --           --    1.63332          --          (543)
 Other, net...................       253           36           --           36    1.63332          59           312
                                --------      -------       ------      -------    -------     -------      --------
INCOME BEFORE INCOME TAXES....     9,846        3,277         (387)       2,890                  4,720        14,566
INCOME TAX PROVISION..........     4,037        1,241           --        1,241    1.63332       2,027         6,064
                                --------      -------       ------      -------    -------     -------      --------
      Net income..............  $  5,809      L 2,036       L (387)     L 1,649                $ 2,693      $  8,502
                                ========      =======       ======      =======                =======      ========
BASIC NET INCOME PER COMMON
 SHARE........................  $   0.41                                                                    $   0.42
                                ========                                                                    ========
BASIC WEIGHTED AVERAGE SHARES
 OUTSTANDING..................    14,178                                                                      20,454(d)
                                ========                                                                    ========
DILUTED NET INCOME PER COMMON
 SHARE........................  $   0.40                                                                    $   0.41
                                ========                                                                    ========
DILUTED WEIGHTED AVERAGE
 SHARES OUTSTANDING...........    14,397                                                                      20,891(e)
                                ========                                                                    ========


                                                PRO FORMA
                                                COMBINED       PURCHASE
                                 PRO FORMA      STAFFMARK      BUSINESS
                                TRANSACTION       & THE         COMBI-
                                ADJUSTMENTS      COMPANY      NATIONS(g)    PRO FORMA
                                -----------     ---------     -----------   ---------
SERVICE REVENUES..............     $  --        $225,760        $50,128     $275,888
COST OF SERVICES..............        --         168,241         36,454      204,695
                                   -----        --------        -------     --------
 Gross profit.................        --          57,519         13,674       71,193
OPERATING EXPENSES:
 Selling, general and
   administrative.............      (632)(f)      40,105          8,099       48,204
 Depreciation and
   amortization...............        --           1,985          1,094        3,079
                                   -----        --------        -------     --------
      Operating income........       632          15,429          4,481       19,910
                                   -----        --------        -------     --------
OTHER INCOME (EXPENSE):
 Interest expense.............        --            (543)        (1,316)      (1,859)
 Other, net...................        --             312            (37)         275
                                   -----        --------        -------     --------
INCOME BEFORE INCOME TAXES....       632          15,198          3,128       18,326
INCOME TAX PROVISION..........        --           6,064          1,283        7,347
                                   -----        --------        -------     --------
      Net income..............     $ 632        $  9,134        $ 1,845     $ 10,979
                                   =====        ========        =======     ========
BASIC NET INCOME PER COMMON
 SHARE........................                  $   0.45                    $   0.51
                                                ========                    ========
BASIC WEIGHTED AVERAGE SHARES
 OUTSTANDING..................                    20,454(d)                   21,527(h)
                                                ========                    ========
DILUTED NET INCOME PER COMMON
 SHARE........................                  $   0.44                    $   0.50
                                                ========                    ========
DILUTED WEIGHTED AVERAGE
 SHARES OUTSTANDING...........                    20,891(e)                   21,965(i)
                                                ========                    ========

         The accompanying notes are an integral part of this statement.

                                STAFFMARK, INC.

                NOTES TO UNAUDITED PRO FORMA STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997

(a) Records the financial results of the Company for the period from January 1, 1997 through June 30, 1997 as reported in British pounds.

(b) Records adjustments to conform the basis of accounting used in preparing the Company's historical financial results to U.S. GAAP.

(c) Adjustment to record compensation expense related to the Company's Share Option Schemes in accordance with U.S. GAAP. Options under the Share Option Schemes are exercisable between three and ten years after the grant date, dependent on the achievement of certain financial targets over any three-year period. Accordingly, the Share Option Schemes have been considered variable plans under Accounting Principles Board No. 25, "Accounting for Stock Issued to Employees." Compensation expense was computed as the net equity in the share options, determined as the product of 1,283,373 outstanding share options and the difference between the period-ending market price of the Company's shares and the grant price (L0.7066), amortized over the remaining vesting period. For purposes of computing this adjustment, the minimum possible vesting period of three years from grant date was used to determine the amortization period.

(d) Represents the sum of StaffMark's historical weighted average shares outstanding plus the Company's historical weighted average shares outstanding adjusted for the share exchange ratio of 0.272 as shown below.

                                                                 WEIGHTED
DESCRIPTION                                                   AVERAGE SHARES
-----------                                                   --------------
StaffMark...................................................    14,178,351
The Company.................................................     6,275,595
                                                                ----------
Restated Historical Basic Weighted Average Shares...........    20,453,946
                                                                ==========

(e) Includes the shares discussed in Note (d) above the dilutive effect of StaffMark's stock options and the Share Option Schemes adjusted for the share exchange ratio of 0.272 as shown below.

                                                                 WEIGHTED
DESCRIPTION                                                   AVERAGE SHARES
-----------                                                   --------------
Restated Historical Basic Weighted Average Shares...........    20,453,946
Dilutive Effect:
  StaffMark Stock Option Plan...............................       218,168
  The Company's Share Option Schemes........................       219,058
                                                                ----------
Restated Historical Diluted Weighted Average Shares.........    20,891,172
                                                                ==========

(f) Adjustment to remove compensation expense recognized in accordance with the Share Option Schemes which will not be incurred subsequent to the Transaction.

(g) Represents the financial results of Progressive, Strategic Legal, SLC, EBS, Global and Flexible for the period from January 1, 1997 through the earlier of June 30, 1997 or the effective date of acquisition as adjusted (1) to reflect the compensation level the owners agreed to receive from StaffMark subsequent to the acquisition, (2) to reflect the amortization expense relating to the intangible assets recorded in conjunction with the acquisitions, (3) to reflect interest expense relating to debt incurred in conjunction with the acquisitions, and (4) to reflect the incremental provision for federal and state income taxes as if the acquired companies had recognized income tax expense in accordance with StaffMark's effective tax rate.

                                STAFFMARK, INC.

(h) Includes the shares discussed in Note (d) above and the effect of shares issued in conjunction with the purchase business combinations discussed in Note (g) as shown below.

                                                                 WEIGHTED
DESCRIPTION                                                   AVERAGE SHARES
-----------                                                   --------------
Restated Historical Basic Weighted Average Shares...........    20,453,946
Effect of Shares Related to the Following Acquisitions:
  Progressive...............................................       211,496
  Strategic Legal...........................................        46,320
  SLC.......................................................       276,846
  EBS.......................................................       129,500
  Global....................................................       343,519
  Flexible..................................................        65,654
                                                                ----------
Pro Forma Basic Weighted Average Shares.....................    21,527,281
                                                                ==========

(i) Includes the shares discussed in Note (e) above and the effect of shares issued in conjunction with the purchase business combinations discussed in Note (g) as shown below.

                                                                 WEIGHTED
                        DESCRIPTION                           AVERAGE SHARES
                        -----------                           --------------
Restated Historical Diluted Weighted Average Shares.........    20,891,172
Effect of Shares Related to the Following Acquisitions:
  Progressive...............................................       211,496
  Strategic Legal...........................................        46,320
  SLC.......................................................       276,846
  EBS.......................................................       129,500
  Global....................................................       343,519
  Flexible..................................................        65,654
                                                                ----------
Pro Forma Diluted Weighted Average Shares...................    21,964,507
                                                                ==========

                                STAFFMARK, INC.

                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                            THE COMPANY
                                                    -----------------------------------------------------------
                                                                               ADJUSTED
                                                        AS       REPORTING     TO U.S.                   AS        RESTATED
                                                     REPORTED      BASIS       GAAP IN    AVERAGE    TRANSLATED   HISTORICAL
                                                    IN BRITISH   CONVERSION    BRITISH    EXCHANGE    TO U.S.      COMBINED
                                        STAFFMARK   POUNDS(a)       (b)         POUNDS      RATE      DOLLARS      RESULTS
                                        ---------   ----------   ----------    --------   --------   ----------   ----------
SERVICE REVENUES......................  $426,496     L90,806      L            L90,806    1.63776     $148,718     $575,214
COST OF SERVICES......................   329,728      61,299           --       61,299    1.63776      100,393      430,121
                                        --------     -------      -------      -------    -------     --------     --------
 Gross profit.........................    96,768      29,507           --       29,507                  48,325      145,093
OPERATING EXPENSES:
 Selling, general and
   administrative.....................    63,013      21,312        2,212(c)    23,524    1.63776       38,527      101,540
 Depreciation and amortization........     5,317         592            8(d)       600    1.63776          983        6,300
                                        --------     -------      -------      -------    -------     --------     --------
      Operating income................    28,438       7,603       (2,220)       5,383                   8,815       37,253
                                        --------     -------      -------      -------                --------     --------
OTHER INCOME
 (EXPENSE):
 Interest expense.....................    (1,256)         --           --           --    1.63776           --       (1,256)
 Other, net...........................       732          97           --           97    1.63776          160          892
                                        --------     -------      -------      -------    -------     --------     --------
INCOME BEFORE INCOME TAXES............    27,914       7,700       (2,220)       5,480                   8,975       36,889
INCOME TAX PROVISION..................    11,445       2,645           --        2,645    1.63776        4,332       15,777
                                        ========     =======      =======      =======                ========     ========
      Net income......................  $ 16,469     L 5,055      L(2,220)     L 2,835                $  4,643     $ 21,112
                                        ========     =======      =======      =======                ========     ========
BASIC NET INCOME PER COMMON SHARE.....  $   1.03                                                                   $   0.94
                                        ========                                                                   ========
BASIC WEIGHTED AVERAGE SHARES
 OUTSTANDING..........................    16,015                                                                     22,354(e)
                                        ========                                                                   ========
DILUTED NET INCOME PER COMMON SHARE...  $   1.00                                                                   $   0.91
                                        ========                                                                   ========
DILUTED WEIGHTED AVERAGE SHARES
 OUTSTANDING..........................    16,521                                                                     23,121(f)
                                        ========                                                                   ========


                                                      PRO FORMA
                                                      COMBINED      PURCHASE
                                         PRO FORMA    STAFFMARK     BUSINESS
                                        TRANSACTION     & THE        COMBI-
                                        ADJUSTMENTS    COMPANY     NATIONS(h)   PRO FORMA
                                        -----------   ---------    ----------   ---------
SERVICE REVENUES......................    $    --     $575,214      $82,487     $657,701
COST OF SERVICES......................         --      430,121       58,568      488,689
                                          -------     --------      -------     --------
 Gross profit.........................         --      145,093       23,919      169,012
OPERATING EXPENSES:
 Selling, general and
   administrative.....................     (3,623)(g)   97,917       16,365      114,282
 Depreciation and amortization........         --        6,300        1,851        8,151
                                          -------     --------      -------     --------
      Operating income................      3,623       40,876        5,703       46,579
                                          -------     --------      -------     --------
OTHER INCOME
 (EXPENSE):
 Interest expense.....................         --       (1,256)      (2,857)      (4,113)
 Other, net...........................         --          892           13          905
                                          -------     --------      -------     --------
INCOME BEFORE INCOME TAXES............      3,623       40,512        2,859       43,371
INCOME TAX PROVISION..................         --       15,777        1,172       16,949
                                          =======     ========      =======     ========
      Net income......................    $ 3,623     $ 24,735      $ 1,687     $ 26,422
                                          =======     ========      =======     ========
BASIC NET INCOME PER COMMON SHARE.....                $   1.11                  $   1.14
                                                      ========                  ========
BASIC WEIGHTED AVERAGE SHARES
 OUTSTANDING..........................                  22,354(e)                 23,162(i)
                                                      ========                  ========
DILUTED NET INCOME PER COMMON SHARE...                $   1.07                  $   1.10
                                                      ========                  ========
DILUTED WEIGHTED AVERAGE SHARES
 OUTSTANDING..........................                  23,121(f)                 23,929(j)
                                                      ========                  ========

         The accompanying notes are an integral part of this statement.

                                STAFFMARK, INC.

                NOTES TO UNAUDITED PRO FORMA STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997

(a) Records the financial results of the Company for the year ended December 31, 1997 as reported in British pounds.

(b) Records adjustments to conform the basis of accounting used in preparing the Company's historical financial results to U.S. GAAP.

(c) Adjustment to record compensation expense related to the Share Option Schemes in accordance with U.S. GAAP. Options under the Share Option Schemes are exercisable between three and ten years after the grant date, dependent on the achievement of certain financial targets over any three-year period. Accordingly, the Share Option Schemes have been considered variable plans under Accounting Principles Board No. 25, "Accounting for Stock Issued to Employees." Compensation expense was computed as the sum of (i) the net equity in the share options, determined as the product of the outstanding share options and the difference between the period-ending market price of the Company's shares and the grant price, amortized over the remaining vesting period, and (ii) the net equity value of share options exercised during the period. For purposes of computing this adjustment, the minimum possible vesting period of three years from grant date was used to determine the amortization period. Information regarding the outstanding share options as of December 31, 1997 was as follows:

                     OUTSTANDING
     GRANT DATE     SHARE OPTIONS   GRANT PRICE
     ----------     -------------   -----------
    July 15, 1996     1,046,679       L0.7066
   August 15, 1997      371,000        3.0205

     Compensation expense related to the Savings-Related Share Option Scheme was computed as the product of 43,586 share options, based on employee investments into the plan and the grant price of L1.40, and the difference between the period-ending market price and the grant price.

(d) Adjustment to record the amortization of intangible assets related to the Company's purchase business combinations. Intangible assets related to these combinations totaled approximately L4.7 million and are being amortized over periods ranging from 30 to 40 years.

(e) Represents the sum of StaffMark's historical weighted average shares outstanding plus the Company's historical weighted average shares outstanding adjusted for the share exchange ratio of 0.272 as shown below.

                                                                  WEIGHTED
DESCRIPTION                                                    AVERAGE SHARES
-----------                                                    --------------
StaffMark...................................................     16,015,589
The Company.................................................      6,338,547
                                                                 ----------
Restated Historical Basic Weighted Average Shares...........     22,354,136
                                                                 ==========

(f) Includes the shares discussed in Note (e) above and the dilutive effect of StaffMark's stock options and the Share Option Schemes adjusted for the share exchange ratio of 0.272 as shown below.

                                                                  WEIGHTED
DESCRIPTION                                                    AVERAGE SHARES
-----------                                                    --------------
Restated Historical Basic Weighted Average Shares...........     22,354,136
Dilutive Effect:
  StaffMark Stock Option Plan...............................        505,908
  The Share Option Schemes..................................        261,438
                                                                 ----------
Restated Historical Diluted Weighted Average Shares.........     23,121,482
                                                                 ==========

(g) Adjustment to remove compensation expense recognized in accordance with the Share Option Schemes which will not be incurred subsequent to the Transaction.

(h) Represents the financial results of Progressive, Strategic Legal, SLC, EBS, Global, and Flexible for the period from January 1, 1997 through the earlier of the date of acquisition or December 31, 1997 as adjusted (1) to reflect the compensation level the owners agreed to receive from StaffMark subsequent to

                                STAFFMARK, INC.

     the acquisition, (2) to reflect the amortization expense relating to the intangible assets recorded in conjunction with the acquisitions, (3) to reflect interest expense relating to debt incurred in conjunction with the acquisitions, and (4) to reflect the incremental provision for federal and state income taxes as if the acquired companies had recognized income tax expense in accordance with StaffMark's effective tax rate.

(i) Includes the shares discussed in Note (e) above and the effect of shares issued in conjunction with the purchase business combinations discussed in Note (h) as shown below.

                                                                  WEIGHTED
DESCRIPTION                                                    AVERAGE SHARES
-----------                                                    --------------
Restated Historical Basic Weighted Average Shares...........     22,354,136
Effect of Shares Related to the Following Acquisitions:
  Progressive...............................................        211,496
  Strategic Legal...........................................         46,320
  SLC.......................................................        276,846
  EBS.......................................................         67,242
  Global....................................................        170,348
  Flexible..................................................         35,447
                                                                 ----------
Pro Forma Basic Weighted Average Shares.....................     23,161,835
                                                                 ==========

(j) Includes the shares discussed in Note (f) above and the effect of shares issued in conjunction with the purchase business combinations discussed in Note (h) as shown below.

                                                                  WEIGHTED
DESCRIPTION                                                    AVERAGE SHARES
-----------                                                    --------------
Restated Historical Diluted Weighted Average Shares.........     23,121,482
Effect of Shares Related to the Following Acquisitions:
  Progressive...............................................        211,496
  Strategic Legal...........................................         46,320
  SLC.......................................................        276,846
  EBS.......................................................         67,242
  Global....................................................        170,348
  Flexible..................................................         35,447
                                                                 ----------
Pro Forma Diluted Weighted Average Shares...................     23,929,181
                                                                 ==========

                                STAFFMARK, INC.

                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                   THE COMPANY
                                           -----------------------------------------------------------
                                                                      ADJUSTED
                                               AS       REPORTING     TO U.S.                   AS        RESTATED
                                            REPORTED      BASIS       GAAP IN    AVERAGE    TRANSLATED   HISTORICAL    PRO FORMA
                                           IN BRITISH   CONVERSION    BRITISH    EXCHANGE    TO U.S.      COMBINED    TRANSACTION
                               STAFFMARK   POUNDS(a)       (b)         POUNDS      RATE      DOLLARS      RESULTS     ADJUSTMENTS
                               ---------   ----------   ----------    --------   --------   ----------   ----------   -----------
SERVICE REVENUES.............  $104,476     L45,928       L  --       L45,928    1.56057     $71,673      $176,149       $  --
COST OF SERVICES.............    81,607      29,435          --        29,435    1.56057      45,935       127,542          --
                               --------     -------       -----       -------    -------     -------      --------       -----
  Gross profit...............  22,869..      16,493          --        16,493                 25,738        48,607          --
OPERATING EXPENSES:
  Selling, general and
    administrative...........    14,623      12,342         197(c)     12,539    1.56057      19,567        34,190        (307)(g)
  Depreciation and
    amortization.............     1,374         274          --           274    1.56057         428         1,802          --
                               --------     -------       -----       -------    -------     -------      --------       -----
        Operating income.....     6,872       3,877        (197)        3,680                  5,743        12,615         307
                               --------     -------       -----       -------                -------      --------       -----
OTHER INCOME (EXPENSE):
  Interest expense...........    (1,376)         --          (9)(d)        (9)   1.56057         (14)       (1,390)         --
  Other, net.................       301          51          --            51    1.56057          80           381          --
                               --------     -------       -----       -------    -------     -------      --------       -----
INCOME BEFORE INCOME TAXES...     5,797       3,928        (206)        3,722                  5,809        11,606         307
INCOME TAX PROVISION.........     1,774       1,500          --         1,500    1.56057       2,341         4,115         723(h)
                               --------     -------       -----       -------    -------     -------      --------       -----
  Net income (loss)..........  $  4,023     L 2,428       L(206)      L 2,222                $ 3,468      $  7,491       $(416)
                               ========     =======       =====       =======                =======      ========       =====
BASIC NET INCOME PER COMMON
  SHARE......................  $   0.82                                                                   $   0.70
                               ========                                                                   ========
BASIC WEIGHTED AVERAGE SHARES
  OUTSTANDING................     4,901                                                                     10,703(e)
                               ========                                                                   ========
DILUTED NET INCOME PER COMMON
  SHARE......................  $   0.82                                                                   $   0.69
                               ========                                                                   ========
DILUTED WEIGHTED AVERAGE
  SHARES OUTSTANDING.........     4,901                                                                     10,809(f)
                               ========                                                                   ========


                               PRO FORMA
                               COMBINED
                               STAFFMARK
                                 & THE
                                COMPANY
                               ---------
SERVICE REVENUES.............  $176,149
COST OF SERVICES.............   127,542
                               --------
  Gross profit...............    48,607
OPERATING EXPENSES:
  Selling, general and
    administrative...........    33,883
  Depreciation and
    amortization.............     1,802
                               --------
        Operating income.....    12,922
                               --------
OTHER INCOME (EXPENSE):
  Interest expense...........    (1,390)
  Other, net.................       381
                               --------
INCOME BEFORE INCOME TAXES...    11,913
INCOME TAX PROVISION.........     4,838
                               --------
  Net income (loss)..........  $  7,075
                               ========
BASIC NET INCOME PER COMMON
  SHARE......................  $   0.66
                               ========
BASIC WEIGHTED AVERAGE SHARES
  OUTSTANDING................    10,703(e)
                               ========
DILUTED NET INCOME PER COMMON
  SHARE......................  $   0.65
                               ========
DILUTED WEIGHTED AVERAGE
  SHARES OUTSTANDING.........    10,809(f)
                               ========

         The accompanying notes are an integral part of this statement.

                                STAFFMARK, INC.

                NOTES TO UNAUDITED PRO FORMA STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996

(a) Records the financial results of the Company for the year ended December 31, 1996 as reported in British pounds.

(b) Records adjustments to conform the basis of accounting used in preparing the Company's historical financial results to U.S. GAAP.

(c) Adjustment to record compensation expense related to the Company's Share Option Schemes in accordance with U.S. GAAP. Options under the Share Option Schemes are exercisable between three and ten years after the grant date, dependent on the achievement of certain financial targets over any three-year period. Accordingly, the Share Option Schemes have been considered variable plans under the Accounting Principles Board No. 25, "Accounting for Stock Issued to Employees." Compensation expense was computed as the sum of (i) the net equity in the share options, determined as the product of the 1,388,223 outstanding share options and the difference between the period-ending market price of the Company's shares and the grant price (L0.7066), amortized over the remaining vesting period, and (ii) the net equity value of share options exercised during the period. For purposes of computing this adjustment, the minimum possible vesting period of three years from grant date was used to determine the amortization period.

(d) Adjustment to record dividends paid on preference shares as interest expense in accordance with U.S. GAAP.

(e) Represents the sum of StaffMark's historical weighted average shares outstanding plus the Company's historical weighted average shares outstanding adjusted for the share exchange ratio of 0.272 as shown below.

                                                                  WEIGHTED
DESCRIPTION                                                    AVERAGE SHARES
-----------                                                    --------------
StaffMark...................................................      4,900,671
The Company.................................................      5,802,396
                                                                 ----------
Restated Historical Basic Weighted Average Shares...........     10,703,067
                                                                 ==========

(f) Includes the shares discussed in Note (e) above and the dilutive effect of StaffMark's stock options and the Share Option Schemes adjusted for the share exchange ratio of 0.272 as shown below.

                                                                  WEIGHTED
DESCRIPTION                                                    AVERAGE SHARES
-----------                                                    --------------
Restated Historical Basic Weighted Average Shares...........     10,703,067
Dilutive Effect:
  StaffMark Stock Option Plan...............................             --
  The Company's Share Option Schemes........................        105,796
                                                                 ----------
Restated Historical Diluted Weighted Average Shares.........     10,808,863
                                                                 ==========

(g) Adjustment to remove compensation expense recognized in accordance with the Share Option Schemes which will not be incurred subsequent to the Transaction.

(h) Records the incremental provision to reflect federal and state income taxes as if StaffMark had been a subchapter C Corporation for all of 1996. This adjustment records StaffMark's income tax expense at an effective rate of 39%, adjusted for non-deductible goodwill amortization.

                                STAFFMARK, INC.

                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                             THE COMPANY
                                                     -----------------------------------------------------------
                                                                                ADJUSTED
                                                         AS       REPORTING     TO U.S.                   AS        RESTATED
                                                      REPORTED      BASIS       GAAP IN    AVERAGE    TRANSLATED   HISTORICAL
                                                     IN BRITISH   CONVERSION    BRITISH    EXCHANGE    TO U.S.      COMBINED
                                         STAFFMARK   POUNDS(a)       (b)         POUNDS      RATE      DOLLARS      RESULTS
                                         ---------   ----------   ----------    --------   --------   ----------   ----------
SERVICE REVENUES.......................   $43,874     L23,980        L --       L23,980    1.57793     $37,839       $81,713
COST OF SERVICES.......................    35,115      14,487          --        14,487    1.57793      22,860        57,975
                                          -------     -------        ----       -------                -------       -------
  Gross profit.........................     8,759       9,493          --         9,493                 14,979        23,738
OPERATING EXPENSES:
  Selling, general and
    administrative.....................     5,804       7,277                     7,277    1.57793      11,483        17,287
  Depreciation and amortization........       591         148          --           148    1.57793         233           824
                                          -------     -------        ----       -------    -------     -------       -------
        Operating income...............     2,364       2,068          --         2,068                  3,263         5,627
                                          -------     -------        ----       -------                -------       -------
OTHER INCOME (EXPENSE):
  Interest expense.....................      (801)         --         (23)(c)       (23)   1.57793         (36)         (837)
  Other, net...........................        24          46          --            46    1.57793          73            97
                                          -------     -------        ----       -------    -------     -------       -------
INCOME BEFORE INCOME TAXES.............     1,587       2,114         (23)        2,091                  3,300         4,887
INCOME TAX PROVISION...................        --         780          --           780    1.57793       1,231         1,231
                                          -------     -------        ----       -------    -------     -------       -------
  Net income...........................   $ 1,587     L 1,334        L(23)      L 1,311                $ 2,069       $ 3,656
                                          =======     =======        ====       =======                =======       =======
BASIC NET INCOME PER COMMON SHARE......   $  0.84                                                                    $  0.50
                                          =======                                                                    =======
BASIC WEIGHTED AVERAGE SHARES
  OUTSTANDING..........................     1,898                                                                      7,305(d)
                                          =======                                                                    =======
DILUTED NET INCOME PER COMMON SHARE....   $  0.83                                                                    $  0.50
                                          =======                                                                    =======
DILUTED WEIGHTED AVERAGE SHARES
  OUTSTANDING..........................     1,917                                                                      7,324(e)
                                          =======                                                                    =======


                                                        PRO FORMA
                                                        COMBINED
                                          PRO FORMA     STAFFMARK
                                         TRANSACTION      & THE
                                         ADJUSTMENTS     COMPANY
                                         -----------    ---------
SERVICE REVENUES.......................     $  --        $81,713
COST OF SERVICES.......................        --         57,975
                                            -----        -------
  Gross profit.........................        --         23,738
OPERATING EXPENSES:
  Selling, general and
    administrative.....................        --         17,287
  Depreciation and amortization........        --            824
                                            -----        -------
        Operating income...............        --          5,627
                                            -----        -------
OTHER INCOME (EXPENSE):
  Interest expense.....................        --           (837)
  Other, net...........................        --             97
                                            -----        -------
INCOME BEFORE INCOME TAXES.............        --          4,887
INCOME TAX PROVISION...................       718(f)       1,949
                                            -----        -------
  Net income...........................     $(718)       $ 2,938
                                            =====        =======
BASIC NET INCOME PER COMMON SHARE......                  $  0.40
                                                         =======
BASIC WEIGHTED AVERAGE SHARES
  OUTSTANDING..........................                    7,305(d)
                                                         =======
DILUTED NET INCOME PER COMMON SHARE....                  $  0.40
                                                         =======
DILUTED WEIGHTED AVERAGE SHARES
  OUTSTANDING..........................                    7,324(e)
                                                         =======

         The accompanying notes are an integral part of this statement.

                                STAFFMARK, INC.

                NOTES TO UNAUDITED PRO FORMA STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995

(a) Records the financial results of the Company for the year ended December 31, 1995 as reported in British pounds.

(b) Records adjustments to conform the basis of accounting used in preparing the Company's historical financial results to U.S. GAAP.

(c) Adjustment to record dividends paid on preference shares as interest expense in accordance with U.S. GAAP.

(d) Represents the sum of StaffMark's historical weighted average shares outstanding plus the Company's historical weighted average shares outstanding adjusted for the share exchange ratio of 0.272 as shown below.

                                                                 WEIGHTED
                        DESCRIPTION                           AVERAGE SHARES
                        -----------                           --------------
StaffMark...................................................    1,898,133
The Company.................................................    5,407,165
                                                                ---------
Restated Historical Basic Weighted Average Shares...........    7,305,298
                                                                =========

(e) Includes the shares discussed in Note (d) above and the dilutive effect of StaffMark's stock options and the Share Option Schemes adjusted for the share exchange ratio of 0.272 as shown below.

                                                                 WEIGHTED
                        DESCRIPTION                           AVERAGE SHARES
                        -----------                           --------------
Restated Historical Basic Average Shares....................    7,305,298
Dilutive Effect:
  StaffMark Stock Option Plan...............................       18,850
  The Company's Share Option Schemes........................           --
                                                                ---------
Restated Historical Diluted Weighted Average Shares.........    7,324,148
                                                                =========

(f) Records the incremental provision to reflect federal and state income taxes as if StaffMark had been a subchapter C Corporation during 1995. This adjustment records income tax expense at an effective rate of 39%, adjusted for nondeductible goodwill.

               UNITED KINGDOM CORPORATE AND REGULATORY APPROVALS
                           CONCERNING THE TRANSACTION

THE SCHEME OF ARRANGEMENT

     A Scheme of Arrangement is a U.K. statutory procedure under Section 425 of the Companies Act. It permits a company to make an arrangement with its members which, if agreed to by the requisite majority and sanctioned by the High Court, will be binding on all the members concerned whether they voted in favor of it or not.

     The essential statutory requirements are:


          (i) the Scheme of Arrangement has to be agreed to at the Court
     Meeting;


          (ii) the Scheme of Arrangement has to be agreed to at the Court Meeting by a majority in number representing three-fourths in value of the members voting at the meeting, whether in person or by proxy;

          (iii) the notice convening the Court Meeting has to be accompanied by a statement under Section 426 of the Companies Act explaining the effect of the Scheme of Arrangement and stating any material interests of the directors of the company and the effect on those interests of the Scheme of Arrangement in so far as it is different from the effect on the like interests of other persons;

          (iv) the Scheme of Arrangement has to be sanctioned, and the reduction of capital involved therein has to be confirmed, by the High Court; and

          (v) an office copy of the order of the High Court sanctioning the Scheme and confirming the reduction of capital has to be delivered to the Registrar for registration and registered by him, upon which the Scheme of Arrangement becomes effective.

     In addition to the statutory requirements for the Scheme of Arrangement:

          (vi) the reduction of capital involved in the Scheme of Arrangement has to comply with the statutory procedures of Sections 135-141 of the Companies Act; and

          (vii) the Company is required to hold the EGM to consider and, if thought fit, pass a special resolution to implement the Scheme of Arrangement, including the reduction of capital involved therein and the issue of new Company Shares to the Transaction Subsidiary. This resolution requires a majority of not less than three-fourths of the holders of the Company Shares present and voting in person or by proxy (if a poll is demanded) at the EGM.

THE COURT MEETING


     Time, Place and Date. The Court Meeting will be held on October 28, 1998 at 10 Bedford Street, London, England WC2E 9HE, commencing at 10:00 a.m., London time.


     Purpose. At the Court Meeting, the holders of Existing Company Shares will be asked to consider and vote upon a proposal to approve the Scheme of Arrangement.


     Record Date; Shares Entitled to Vote. Only holders of Existing Company Shares on the Register of Members 48 hours before the time fixed for the Court Meeting or any adjournment thereof (as the case may be) will be entitled to vote at the Court Meeting. On September 15, 1998, there were 24,588,807 Existing Company Shares in issue, the holders of which are entitled on a poll to one vote per share on each matter to come before the meeting.


     Vote Required. The affirmative vote of a majority in number representing three-fourths in value of the holders of Existing Company Shares voting either in person or by proxy at the Court Meeting is required to approve the Scheme of Arrangement.

THE EXTRAORDINARY GENERAL MEETING OF THE COMPANY


     Time, Place and Date. The EGM will be held on October 28, 1998 at 10 Bedford Street, London, England WC2E 9HE, commencing at 10:05 a.m., London time (or as soon thereafter as the Court Meeting shall have concluded or been adjourned).


     Purpose. At the EGM, the holders of Company Shares will be asked to consider and vote upon a proposal to reduce the share capital of the Company by the cancellation of the Existing Company Shares and upon the reduction taking effect for the share capital of the Company to be increased to its former amount by the creation of such number of Company Shares as equals the number of Existing Company Shares so cancelled and the issue thereof to the Transaction Subsidiary, in consideration of the Consideration Shares being issued, in accordance with the Scheme of Arrangement and to alter the Articles of Association of the Company with the result that the Company will become an indirect wholly-owned subsidiary of StaffMark.

     Record Date; Shares Entitled to Vote. Only holders of record of Company Shares on the Register of Members at 10:05 a.m. on October 26, 1998 will be entitled to vote at the EGM. On September 15, 1998, there were 24,588,807 Company Shares in issue, the holders of which are entitled on a poll to one vote per share on each matter to come before the EGM.


     Vote Required. The affirmative vote of three-quarters in number of the holders of Company Shares present at the EGM and voting either in person or by proxy (if a poll is demanded) at the EGM is required to approve the matters included in the resolution to be proposed at the EGM.


                            BUSINESS OF THE COMPANY

DESCRIPTION OF THE COMPANY'S BUSINESS


     The Company is a London-based international recruitment consultancy operating in 14 cities in ten countries specializing in placing accounting, finance and information technology professionals on a contract, temporary and permanent basis with clients in the commercial, industrial and finance sectors. The Company operates in the United Kingdom, Continental Europe, the United States, Australia, the Asia Pacific region and South Africa. The Company's operations are divided into four divisions: Robert Walters Associates (permanent recruitment), Robert Walters Resourcing (contract and temporary recruitment), Robert Walters Technology (IT recruitment) and Resource Solutions (outsourcing).


     Robert Walters Associates comprises the Company's U.K. permanent and overseas recruitment businesses and has offices in London, Windsor, Amsterdam, Auckland, Brisbane, Brussels, Frankfurt, Hong Kong, Johannesburg, Melbourne, New York, Singapore, Sydney and Wellington. Robert Walters Associates contributed 55.4%, 50.5% and 46.1% of total Company gross profit during each of the years ended December 31, 1995, 1996 and 1997, respectively.

     Robert Walters Resourcing specializes in contract recruitment, utilizing the Company's international network of offices in developing The Global Pipeline. Robert Walters Resourcing contributed 44.6%, 44.1% and 46.1% of total Company gross profit during each of the years ended December 31, 1995, 1996 and 1997, respectively.

     Robert Walters Technology is the Company's specialist IT recruitment business and, in addition to the Company's U.K. businesses, includes the TriStar business (which was acquired in December, 1997) in Australia and a 7.1% stake (with an option to increase its holding up to 20%) in Taps, an internet recruitment site for IT and finance professionals. Robert Walters Technology contributed 0.0%, 5.4% and 7.8% of total Company gross profit during each of the years ended December 31, 1995, 1996 and 1997, respectively.

     Resource Solutions is the outsourcing division of the Company. Resource Solutions manages on-site recruitment activities of clients working with other divisions of the Company as well as with other recruitment agencies. Resource Solutions currently has 23 U.K. and four Australian agreements.

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

     For the year ended December 31, 1997 and the six months ended June 30, 1998, respectively, the Company's revenue profile, geographic revenue concentration and revenue mix consisted of: contract placements (82.1% and 84.6% of revenues) and permanent placements (17.9% and 15.4% of revenues); U.K. revenues (91.3% and 77.3% of revenues) and non-U.K. revenues (8.7% and 22.7% of revenues); and Finance and Accounting placements (89.5% and 73.1% of revenues) and IT placements (10.5% and 26.9% of revenues).


     The Company's key strengths include a management team with first hand experience in running and developing a successful recruitment consultancy over a number of years. The Company's overall business strategy is to focus on recognizing opportunities to maximize revenues and profits in an ever changing and competitive marketplace, through the development of an understanding of both clients and candidates, in conjunction with developing a presence in an increasing number of countries.


PERSONNEL

     Recruiting. One of the Company's most successful recruiting tools is referrals by its existing candidate and contractor base. The Company employs full-time researchers and recruiters to ensure that its supply of both full time professional candidates and contractors is maintained. The Company holds open days specific to clients and for general recruitment purposes in order to maintain a steady stream of candidates. In addition, the Company obtains applicants through the placement of advertisements in national newspapers and magazines. Due to the shortage particularly of IT professionals and contractors in Europe and North America, the Company has set up The Global Pipeline. The Global Pipeline sources candidates in Australia, New Zealand, Hong Kong, Singapore and South Africa and places them on behalf of clients in Europe and North America. The Company also uses Taps and other websites and search engines to find candidates.

     Full Time Employees/Contractors/Temporary Staff. As of June 30, 1998, the Company had engaged 3,381 contractors and temporary staff. At June 30, 1998, the Company employed 537 internal staff. None of the Company's employees, nor its temporary staff, is represented by a collective bargaining agreement. The Company believes its employee relations to be good and endeavors to pay market rates to its full-time employees, contractors and temporary staff. The Company pays the employer share of statutory taxes and National Insurance. The Company also offers access to various other benefits.

     Assessment Training and Quality Control. The Company uses a comprehensive system to assess the skill base of its contractors, temporary staff and candidates for full time professional positions. The system is tailored to ensure that it matches specific client needs. Accounting and other professionals are assessed on their knowledge of recognized accounting standards and computer literacy.

     The Company also ensures that its contractors' and temporary staff's skills are continually upgraded to match the client requirements. This is done through a variety of training programs and information.

     Workers Compensation Program. The Company continually evaluates alongside its insurance brokers its temporary staff and contractors working environment and insurance policies in place in relation to the temporary staff and contractors.

OPERATIONS


     Branch Offices. The Company offers its services in 14 cities in ten countries worldwide. There are offices in London, Windsor, Brussels, Amsterdam, New York, Sydney, Wellington, Auckland, Hong Kong, Melbourne, Brisbane, Frankfurt, Johannesburg and Singapore. Offices operate with a significant degree of autonomy. Managers are incentivized through bonus schemes to increase business and maintain profitability. All managers report to one of the executive directors who each have designated areas of responsibility.


     Marketing. The Company's services are marketed throughout its network of offices. The centralized marketing function ensures existing clients are kept up to date on new product offerings through regular mailings and presentations. New clients are obtained through sales calls, referrals, direct marketing, telemarketing, marketing reputation and other product offerings. The Company will also seek to develop specific sector experience as a method of obtaining new clients. The Company's innovative web site and Taps web site have also proved to be useful in business generation.

     Competition. The accounting, support and IT staffing market are increasingly becoming more competitive. The Company competes with other recruitment companies across all its activities. In spite of the market for IT contractors and permanent employees increasing, competition is increasing as well. The Company's competitors include, without limitation, Harvey Nash, PSD, Select, Michael Page, Robert Half, Hayes, Delphi Group, Lorien and MSB International.

     The Company finds it is continually competing for quality candidates and therefore ensures that its rates of pay and added value candidate support services such as training are monitored and improved on a regular basis. The Company believes that its strong reputation and long term relationships with both clients and candidates will continue to give it a competitive edge. The Company has an ongoing policy of assessing acquisition opportunities in all its existing areas of operation as well as new areas.

     Regulation. The Company abides by all the employment regulations of all the territories it operates in and has a central personnel and legal function to ensure that it complies with the appropriate legislation. When recruiting internationally, the Company ensures that it abides by the immigration laws of the territory into which it is placing candidates. Any changes to immigration law could affect the Company's ability to recruit internationally.

PROPERTIES OF THE COMPANY

     The Company owns no real property. It leases its corporate headquarters, as well as space for all its offices. These facilities are used for operations, general and administrative functions and training. The Company also leases some storage facilities. The Company believes it has adequate facilities for its needs and foresees no difficulty in leasing additional space should expansion dictate the need. None of the Company's properties are leased from related parties and are all on differing terms. The Company's registered office and headquarters is at 25 Bedford Street London WC2E 9HP.

     The Company leases commercial office space in connection with the operation of its businesses in London (multiple locations), Birmingham, Windsor, Thames Valley, Amsterdam, Brussels, Frankfurt, New York, Hong Kong, Singapore, Sydney, Melbourne, Brisbane, Wellington, Auckland and Johannesburg. The Company's leased properties are generally well-maintained, suitable for present operations and adequate for all present and anticipated future operations.

LITIGATION

     The Company is not a party to any material pending legal proceedings other than routine litigation incidental to its business. In the opinion of the Company's management, such proceedings should not, individually or in the aggregate, have a material adverse effect on the Company's results of operations or financial condition. The Company maintains adequate insurance with coverage and amounts as management believes are prudent and reasonable.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
          FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE COMPANY

     The following discussion should be read in conjunction with "Summary -- Selected Financial Data of the Company," the related notes thereto and the Company's audited financial statements and the related notes and unaudited financial statements for the six month period thereto appearing elsewhere in this Proxy Statement.

OVERVIEW


     The Company is a London-based international recruitment consultancy formed in 1985. The Company operates in 14 cities in ten countries and specializes in placing professional finance and IT candidates on a permanent, contract or temporary basis with clients in the commercial, industrial and banking sectors. The Company operates in the United Kingdom, Continental Europe, the United States, Australia, the Asia Pacific region and South Africa. The Company acts as the agent in introducing candidates to clients, taking a fee for the placement of permanent candidates and taking a margin on the hourly or monthly fee rate for contract or temporary candidates. The Company is responsible for operating the payroll activities for its contract and temporary candidates.


     The Company's operations are divided into four divisions: Robert Walters Associates (permanent recruitment), Robert Walters Resourcing (contract and temporary recruitment), Robert Walters Technology (IT recruitment) and Resource Solutions (outsourcing).

     Robert Walters Associates comprises the Company's U.K. permanent and overseas recruitment business and has offices in London, Windsor, Amsterdam, Auckland, Brisbane, Brussels, Frankfurt, Hong Kong, Johannesburg, Melbourne, New York, Singapore, Sydney and Wellington.


     Robert Walters Resourcing comprises the Company's contract and temporary recruitment business, including The Global Pipeline, the Company's international network of offices through which candidates are sourced and offered to clients on an international basis. At June 30, 1998, Robert Walters Resourcing had 3,381 contract or temporary candidates on assignment with clients, including the 782 IT contractors or temporary candidates referred to below.



     Robert Walters Technology is the Company's specialist IT recruitment business and, in addition to the Company's U.K. IT businesses, includes the Melbourne, Australia-based TriStar recruitment business, which was acquired by the Company in December 1997. At June 30, 1998, Robert Walters Technology had 782 IT contractors or temporary candidates on assignment with clients, including 493 placed through TriStar. In addition, the Company has a 7.1% stake (with an option to purchase up to 20%) in Taps, an internet recruitment site for IT and finance professionals.


     Resource Solutions is the outsourcing division of the Company established in the second half of 1997. Resource Solutions takes over part or all of the recruitment functions for clients working with other divisions of the Company as well as other recruitment agencies. Resource Solutions therefore creates business opportunities for all parts of the Company's business.

     Income from the provision of permanent staff is recognized when a candidate accepts a position and a start date is determined. A provision is made for the cancellation of placements prior to or shortly after the commencement of employment. Income in respect of temporary candidates is recognized when the hours have been worked by the candidate and in respect of contract staff on the confirmation of the contract. Income in respect of recharges (such as advertisement placed in newspapers by the Company on behalf of clients) is recognized when the expense is incurred.

     The Company generally compensates its temporary and contract candidates only for hours actually worked and, therefore, wages of the temporary and contract candidates are a variable cost that increase or decrease as revenues increase or decrease. However, the Company recently has engaged certain candidates on a full time salaried basis recharging the client together with the agreed margin for the hours worked by such candidates. Cost of services primarily consists of wages paid to temporary and contract candidates together with employer National Insurance in the United Kingdom and workers compensation taxes in Australia and

New Zealand and the cost of items recharged to clients. Selling, general and administrative expenses ("SG&A") are comprised primarily of the salary and benefit costs of the Company's own placement and administrative staff, marketing costs, property costs, IT systems expenses and other business support costs.

     The financial information provided below has been rounded in order to simplify its presentation. However, the percentages provided below are calculated using the detailed financial information contained in the financial statements, the notes thereto and the other financial data included elsewhere in this Proxy Statement.

RECENT DEVELOPMENTS

     In December 1997, the Company acquired the businesses of the Australia-based IT recruitment companies, ACL TriStar Proprietary Limited and TriStar Personnel Proprietary Limited (collectively, "TriStar"). The results for the six month period ended June 30, 1998 include the results of TriStar. TriStar's balance sheet has been consolidated with that of the Company as at December 31, 1997 but no trading results of TriStar have been consolidated with the Company prior to January 1, 1998. The financial information presented for all other periods represents the operations of the Company only.

     In December 1997, the Company also acquired a 7.1% interest (with an option to purchase up to 20%) in Taps. Taps has been accounted for as an associate company for trading periods after January 1, 1998. The financial information presented below for June 30, 1998 includes the Company's share of the increase in the net assets of Taps in accordance with accounting for an associate company while the financial information presented for all other periods represents the operations of the Company only.

RESULTS FOR THE SIX MONTHS ENDED JUNE 30, 1998 COMPARED TO THE RESULTS FOR THE SIX MONTHS ENDED JUNE 30, 1997

     Revenues. Revenues increased L35.1 million, or 95.5%, to L71.9 million for the six months to June 30, 1998 compared to L36.8 million for the six months to June 30, 1997. This increase was primarily attributable to the Company's internal growth and expansion to new offices internationally which accounted for L24.3 million or 69.2% of the total increase. This reflects the Company's emphasis on new customer development, the roll out of Resource Solutions and an overall increase in the demand for staffing services. The increase from the acquisition of TriStar accounted for L10.8 million or 30.8% of the total increase in revenues.

     Gross Profit. Gross profit increased L8.3 million, or 65.8%, to L20.9 million for the six months to June 30, 1998 compared to L12.6 million for the six months to June 30, 1997. This increase was primarily attributable to the Company's internal growth and the acquisition of TriStar. Gross margin decreased to 29.0% for 1998 compared to 34.2% for 1997 reflecting a change in the mix of gross profit from 45.6% temporary and contract recruitment in the six months to June 30, 1997 to 51.6% of gross profit in the six months to June 30, 1998.

     Operating Expenses. SG&A increased L7.5 million, or 79.3%, to L16.8 million for the six months to June 30, 1998 compared to L9.3 million for the six months to June 30, 1997. This increase was primarily attributable to the Company's internal growth, the acquisition of TriStar, the development and implementation of Resource Solutions and the development of the Company's IT recruitment activities during the period. SG&A as a percentage of revenues decreased to 23.3% for 1998 compared to 25.4% for 1997. This decrease results from an increase in expenditures due to the development of new business activities such as the Resource Solutions business and IT recruitment counteracted by a mix change in revenue from permanent to temporary and contract recruitment.

     Operating Income. Operating income increased L0.9 million, or 27.2%, to L4.1 million for the six months to June 30, 1998 compared to L3.2 million for the six months to June 30, 1997 as a result of the factors described above. Operating income as a percentage of revenues decreased to 5.7% for 1998 compared to 8.8% for 1997.

     Net Income. Net income increased L0.7 million, or 32.8%, to L2.7 million for the six months to June 30, 1998 compared to L2.0 million for the six months to June 30, 1997 as a result of the factors described above. Net income as a percentage of revenues decreased to 3.8% for 1998 compared to 5.5% for 1997.

RESULTS FOR THE YEAR ENDED DECEMBER 31, 1997 COMPARED TO RESULTS FOR THE YEAR ENDED DECEMBER 31, 1996

     Revenues. Revenues increased L44.9 million, or 97.7%, to L90.8 million for 1997 compared to L45.9 million for 1996. This increase was wholly attributable to the Company's internal growth which reflects the increase in the demand for staffing services during that period and the roll out of Resource Solutions during the second half of 1997.

     Gross Profit. Gross Profit increased L13.0 million, or 78.9%, to L29.5 million for 1997 compared to L16.5 million for 1996. This increase was wholly attributable to the Company's internal growth. Gross margin decreased to 32.5% for 1997 compared to 35.9% for 1996 due to the change in mix of business towards temporary and contract recruitment and away from permanent recruitment.

     Operating Expenses. SG&A increased L9.3 million, or 73.6%, to L21.9 million for 1997 compared to L12.6 million for 1996. This increase was primarily attributable to the Company's internal growth and the introduction of Resource Solutions in the second half of 1997. SG&A as a percentage of revenues decreased to 24.1% for 1997 compared to 27.5% for 1996 due to the change in mix of revenue towards temporary and contract recruitment and due to the control of staff, support and administrative costs during a period of increasing turnover.

     Operating Income. Operating income increased L3.7 million, or 96.1%, to L7.6 million for 1997 compared to L3.9 million for 1996. The Company's operating margin was 8.4% for 1997 and 1996 reflecting a change in the mix of revenue while maintaining a close control over business costs.

     Net Income. Net income increased L2.7 million, or 108.2%, to L5.1 million for 1997 compared to L2.4 million for 1996 as a result of the factors described above. Net income as a percentage of revenues was 5.6% for 1997 compared to 5.3% for 1996.

RESULTS FOR THE YEAR ENDED DECEMBER 31, 1996 COMPARED TO THE RESULTS FOR THE
  YEAR ENDED DECEMBER 31, 1995

     Revenues. Revenues increased L21.9 million, or 91.5%, to L45.9 million for 1996 compared to L24.0 million for 1995. This increase was wholly attributable to the Company's internal growth which reflects the increase in the demand for staffing services during that period. The Company also undertook an initial public offering in July 1996 raising L2.0 million thus assisting the Company to fund its business development.

     Gross Profit. Gross profit increased L7.0 million, or 73.7%, to L16.5 million for 1996 compared to L9.5 million for 1995. This increase was wholly attributable to the Company's internal growth. Gross margin decreased to 35.9% for 1996 compared to 39.6% for 1995 due to a change in mix of revenue from permanent recruitment to temporary and contract recruitment.

     Operating Expenses. SG&A increased L5.2 million, or 69.9%, to L12.6 million for 1996 compared to L7.4 million for 1995. This increase was primarily attributable to the Company's internal growth. SG&A as a percentage of revenues decreased to 27.5% for 1996 compared to 31.0% for 1995 due to the change in mix of revenue from permanent recruitment to temporary and contract recruitment.

     Operating Income. Operating income increased L1.8 million, or 87.5%, to L3.9 million for 1996 compared to L2.1 million for 1995. The Company's operating margin decreased to 8.4% for 1996 compared to 8.6% for 1995 for the reasons described above.

     Net Income. Net income increased L1.1 million, or 82.0%, to L2.4 million for 1996 compared to L1.3 million for 1995 as a result of the factors described above. Net income as a percentage of revenues was decreased to 5.3% for 1996 compared to 5.6% for 1995.

LIQUIDITY AND CAPITAL RESOURCES

     The Company's primary source of funds are from operations, proceeds from equity share offerings and borrowings under its credit facilities. The Company's principal uses of cash are to fund acquisitions, working capital and capital expenditures. The Company generally pays its temporary employees weekly for their services, while receiving payments from customers 30 to 60 days from the date of the invoice. As new offices are established or as existing offices are expanded, the Company has increasing requirements for cash resources to fund growing operations.

     In July 1996, the Company completed an initial public offering of 9,175,002 Company Shares (the "Initial Floatation"), of which 6,794,050 Company Shares were sold on behalf of existing shareholders and 2,380,952 Company Shares were sold on behalf of the Company. The net proceeds from the shares sold by the Company were approximately L2.0 million, after deducting the underwriting and offering expenses paid by the Company. The Company utilized these net proceeds to expand its U.K. contract recruitment business, develop its preferred supplier and managed agency arrangements, support its expansion internationally and to develop computer systems and networks.

     In December 1997, the businesses and certain assets and liabilities of TriStar were acquired for a total consideration of 12,929,000 Australian dollars, (A$) (L5,285,000). Of this, A$9,174,000 (L3,876,000) was satisfied by the issue of 945,459 shares at completion which were placed on behalf of the vendors at a price of L4.10 per share. The balance of A$3,500,000 (L1,408,450) was satisfied by a second issue of shares (the "Second Issue Shares"). A balancing payment two years after completion may be due equal to L1,408,450 less
(a) the amounts received on disposal of any Second Issue Shares converted into pounds sterling at the rate of exchange existing at completion and (b) the pounds sterling value of any Second Issue Shares retained on the second anniversary of completion; however, such balancing payment, if any, is not expected to be material to the Company. A cash adjustment of A$255,000 (L101,000) arising from an increase in the value of assets acquired between the date of agreement and completion has been paid. To finance this cash payment and the expenses of the acquisition, the Company placed 54,541 Company Shares for cash at a price of L4.10 per share representing a premium of L220,891 over the aggregate nominal value of such shares of L2,727.

     In March 1998, the Company entered into a L1.5 million overdraft (the "Midland Overdraft Facility") and a L3.0 million revolving line of credit facility (the "Credit Facility") with Midland Bank plc ("Midland"). Interest on the Midland Overdraft Facility is charged at 1.0% over Midland's base rate. The Midland Overdraft Facility is secured by all the assets of the Company. The Credit Facility matures on March 25, 2001 and interest on any borrowings is calculated at the Company's option of either 0.75% over Midland's base rate or 0.75% over LIBOR incrementally adjusted based on Midland's regulatory cost rate as required by the Bank of England. A non-utilization fee of 0.30% is payable in respect of any sums undrawn and a cancellation fee of 0.25% of the amount canceled multiplied by the number of whole years remaining to maturity. The Credit Facility is secured by all the assets of the Company. As at June 30, 1998, L700,000 was drawn under the Credit Facility.

     In May 1998, the Company's TriStar operations renewed its facilities in Australian dollars with the Australian and New Zealand Banking Group Limited ("ANZ") such that the Company's TriStar operations has access to an A$1 million overdraft facility (the "Overdraft Facility"), an A$1.75 million payroll facility (the "Payroll Facility") and an A$2 million discount facility (the "Discount Facility"). Interest on the Overdraft Facility and the Payroll Facility is calculated at the ANZ reference rate (currently 7.95% plus a margin of 1.0%) and a line fee is charged at 1.7% on the highest facility limit recorded for the account. The yield rate for the Discount Facility is charged at the rate quoted by ANZ for the face value of the bill for the relevant tenor and a line fee of 1.7% of the facility limit is also charged.


     In 1997, the Company invested in new offices (Hong Kong and Auckland), in upgrading offices (London, Sydney, Amsterdam and New York), in new computer systems, in its investment in Taps and in the training and development of staff. The recently opened offices in Frankfurt and Johannesburg, future office openings, the additional investments on expanding offices in London, Sydney and Melbourne, the further upgrading of computer systems and the development of the Resource Solutions outsourcing business are expected to result in additional cash outflows. Robert Walters currently intends to fund these cash requirements with working capital resources.

     Net cash provided by operating activities was L0.3 million, L5.3 million and L2.6 million for the six months ended June 30, 1998 and the years ended December 31, 1997 and 1996, respectively. The net cash provided by and used in operating activities for the periods presented was primarily attributable to net income adjusted for non-cash expenses such as depreciation and amortization and changes in operating assets and liabilities.

     Net cash used in capital expenditure and acquisitions was L0.9 million, L2.3 million and L0.9 million for the six months ended June 30, 1998 and the years ended December 31, 1997 and 1996, respectively. Cash used in investing activities in 1998 was primarily related to the development of computer systems and networks and leasehold improvements. Cash used in investing activities in 1997 was primarily related to the acquisition of TriStar, the development of computer systems and networks and leasehold improvements. Cash used in investing activities in 1996 was primarily related to the development of computer systems and networks and leasehold improvements.

     Net cash provided by financing activities was L0.6 million, L0.2 million and L1.6 million for the six months ended June 30, 1998 and the years ended December 31, 1997 and 1996, respectively. Cash provided by financing activities in 1998 was primarily derived from an increase in short term borrowings. Cash provided by financing activities in 1997 was primarily attributable to a secondary issue of Company Shares. Cash provided by financing activities in 1996 was primarily derived from the Initial Floatation.

     The Company paid dividends of L639,000, L648,000 and L1.2 million in the six months ended June 30, 1998 and the years ended December 31, 1997 and 1996, respectively.

     As a result of the foregoing, combined cash and cash equivalents was L2.4 million, L3.0 million and L2.3 million as at June 30, 1998 and December 31, 1997 and 1996, respectively.

     Surplus cash balances are invested in sterling at short-term fixed rates to give the Company flexibility in its cash management. Approximately 17.7% of the Company's turnover for the six months ending June 30, 1998 is in Australian dollars. The Australian dollar foreign currency exposure is partly hedged through borrowings in Australian dollars through ANZ.

YEAR 2000 COMPLIANCE

     Many computer systems and other electronic devices express dates using only two digits, rather than four, for the number of the year. Consequently, such systems and devices may be unable to accurately process transactions or deal with dates in the Year 2000 or later. The Board of the Company considers it is very important that the risks, issues and costs associated with the Year 2000 date change are assessed at the earliest opportunity, and appropriate steps are taken to ensure that the Company is not adversely affected by the use of dates beyond December 31, 1999. To this end, a Year 2000 project team has been formed and a Year 2000 compliance program has been developed. This program provides a framework for achieving Year 2000 compliance across the Company by December 31, 1998. The costs associated with achieving Year 2000 compliance are written off to the profit and loss account as incurred and are not considered to be material to the consolidated profit of the Company.

INFLATION

     The effects of inflation on the Company's operation were not significant during the periods presented in the financial statements.

                           FORWARD LOOKING STATEMENTS


     This Proxy Statement contains (through information presented or incorporated by reference herein) certain forward-looking statements concerning StaffMark, the Transaction and the Combined Group within the meaning of the Private Securities Litigation Reform Act of 1995, including statements made with respect to the Transaction and StaffMark's future operations, growth opportunities, revenues and earnings and the potential impact of other acquisitions on StaffMark's future results. Words such as "may," "should," "believe," "anticipate," "future," "forward," "potential," "estimate," "opportunity," "goal," "objective," "quality," "growth," "leader," "expect," "intend," "plan," "expand," "focus," "proven," "track record," "benchmark," "vision," "through," "expiration," "provide," "meet," "strengthen," "best," "allowed," "represent," "commitment," "lead," "create," "result," "seek," "increase," "add," "find," "establish," "pursue," "feel," "work," "perform," "make," "continue," "strike," "can," "will," "going," "target," "include" or the negative thereof or variations thereon and similar expressions are intended to identify forward-looking statements. These forward-looking statements inherently involve risks and uncertainties, although they are based on management's current plans or assessments which are believed to be reasonable as of the date of this Proxy Statement. Factors that may cause actual results, goals, targets or objectives to differ materially from those contemplated, projected, forecast, estimated, anticipated, planned or budgeted in such forward-looking statements include, among others, the following possibilities: (i) heightened competition, specifically the intensification of price competition, the entry of new competitors, and new services by new and existing competitors; (ii) unanticipated problems associated with integrating acquired companies and their operations; (iii) failure to identify, acquire or profitably manage additional acquired businesses, if any, into StaffMark without substantial costs, delays or other operational or financial problems; (iv) failure to obtain new customers or retain significant existing customers; (v) inability to carry out marketing and sales plans; (vi) inability to obtain capital for future internal and external growth; (vii) loss of key executives; (viii) general economic and business conditions (whether foreign, national, state or local) which are less favorable than expected; and (ix) changes in industry trends such as changes in demand for commercial or professional information technology staffing personnel. Actual events or results may differ materially from those discussed in the forward-looking statements as a result of various factors described above and under "Potential Risks, Detriments and Other Considerations Associated with the Transaction" or as a result of those risk factors set forth under "Risk Factors" in StaffMark's Amendment No. 1 to Form S-1 (File No. 333-32371) filed with the Securities and Exchange Commission on August 6, 1997, under the Securities Act of 1933 (the "Incorporated Risk Factors").


                DIRECTORS OF STAFFMARK FOLLOWING THE TRANSACTION

     All current members of the StaffMark Board of Directors will continue their service on such Board after the Effective Date. Robert Walters, the Chief Executive Officer of the Company, will be afforded the opportunity to join the StaffMark Board after the Effective Date.

                                    EXPERTS

     The audited consolidated financial statements of StaffMark as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 incorporated by reference in this Proxy Statement have been audited by Arthur Andersen L.L.P., independent public accountants, as indicated in their report with respect thereto, and are incorporated herein by reference or included herein in reliance upon the authority of said firm as experts in giving said report.

     The audited consolidated financial statements of the Company as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 included in this Proxy Statement have been audited by Arthur Andersen, chartered accountants and registered auditors, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.

                     ADDITIONAL INFORMATION ABOUT STAFFMARK

     StaffMark files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-732-0330 for further information on the public reference rooms. StaffMark's SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at "http://www.sec.gov."


     The SEC allows StaffMark to "incorporate by reference," which means that StaffMark can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement, except for any information superseded by information in this Proxy Statement. This Proxy Statement incorporates by reference the documents set forth below that StaffMark (File No. 0-20971) has previously filed with the SEC. These documents contain important information about our companies and their finances.



             SEC FILING                          PERIOD/AS OF DATE
             ----------                          -----------------
Annual Report on Form 10-K             Year ended December 31, 1997
Quarterly Report on Form 10-Q          Quarter ended March 31, 1998
Quarterly Report on Form 10-Q          Quarter ended June 30, 1998
Current Reports on Form 8-Ks and       Filed on August 18, 1998; June 19,
  Form 8-K/As related thereto          1998; March 16, 1998; February 23,
                                       1998; January 23, 1998; and January
                                       16, 1998 Form 8-K/A to November 21,
                                       1997 Form 8-K, September 19, 1997
                                       Form 8-K/A to August 15, 1997 Form
                                       8-K, respectively
Registration Statement on Form 8-A     Filed on September 17, 1996, as
                                       amended thereafter for the purpose of
                                       updating such description of
                                       StaffMark Common Stock


     StaffMark is also incorporating by reference the Incorporated Risk Factors and additional documents that it files with the SEC between the date of this Proxy Statement and the date of the StaffMark Special Meeting. See "Forward Looking Statements."

     If you are a stockholder, we may have sent you some of the documents incorporated by reference, but you can obtain any of them through us or the SEC. You may obtain documents incorporated by reference without charge by writing or calling StaffMark at the following address:

                                StaffMark, Inc.
                          Attention: Gordon Y. Allison
                          Executive Vice President and
                                General Counsel
                             302 East Millsap Road
                             Fayetteville, AR 72703
                                  501-973-6000

     If you would like to request documents from us, please do so by October 20, 1998 to receive them before the StaffMark Special Meeting.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE ON THE TRANSACTION. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED SEPTEMBER 25, 1998. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS NOR THE ISSUANCE OF STAFFMARK COMMON STOCK IN THE TRANSACTION SHALL CREATE ANY IMPLICATION TO THE CONTRARY.

     OTHER MATTERS; STAFFMARK STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING



     As of the date of this Proxy Statement, the StaffMark Board knows of no matters that will be presented for consideration at the StaffMark Special Meeting, other than as described in this Proxy Statement. If any other matters shall properly come before the StaffMark Special Meeting or any adjournments or postponements thereof and shall be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies therein to vote the shares represented by such proxies as to any such matters. The persons named as proxies intend to vote or not vote in accordance with the recommendation of the StaffMark Board and management of StaffMark.



     Stockholders of StaffMark who intend to present proposals for consideration at the 1999 Annual Meeting of the stockholders of StaffMark are hereby advised that any such proposals must be received by the Secretary of StaffMark no later than the close of business on November 25, 1998, if such proposal is to be considered for inclusion in StaffMark 1999 Annual Meeting proxy materials.

                               ROBERT WALTERS PLC

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
AUDITED CONSOLIDATED FINANCIAL STATEMENTS:
  Independent Auditors' Report..............................   F-2
  Consolidated Profit and Loss Account for the years ended
     31 December 1997, 31 December 1996 and 31 December
     1995...................................................   F-3
  Consolidated Statement of Total Recognized Gains and
     Losses for the years ended 31 December 1997, 31
     December 1996 and 31 December 1995.....................   F-3
  Consolidated Balance Sheet as of 31 December 1997 and 31
     December 1996..........................................   F-4
  Consolidated Cash Flow Statement for the years ended 31
     December 1997, 31 December 1996 and 31 December 1995...   F-5
  Notes to the Accounts.....................................   F-6

INTERIM CONSOLIDATED FINANCIAL STATEMENTS:
  Consolidated Balance Sheet as of 30 June 1998 and 30 June
     1997...................................................  F-22
  Consolidated Profit and Loss Account for the six months
     ended 30 June 1998 and 30 June 1997....................  F-23
  Consolidated Cash Flow Statement for the six months ended
     30 June 1998 and 30 June 1997..........................  F-24
  Notes to the Accounts.....................................  F-25

                          INDEPENDENT AUDITORS' REPORT

The shareholders and Board of Directors
Robert Walters plc

     We have audited the accompanying consolidated balance sheets of Robert Walters plc and subsidiaries at December 31, 1996 and 1997, and the related consolidated profit and loss account, cash flow statements, statements of total recognised gains and reconciliation of movements in shareholders' funds for each of the three years ended December 31, 1997. These consolidated financial statements are the responsibility of the management of Robert Walters plc. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards in the UK which standards are substantially equivalent to auditing standards generally accepted in the United States of America ("U.S."). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present a true and fair view, in all material respects, of the consolidated financial position of Robert Walters plc and subsidiaries at December 31, 1997 and 1996 and the consolidated results of operations and cash flows for each of the three years ended December 31, 1997 in conformity with generally accepted accounting principles in the UK.

     Accounting practices used by the Company in preparing the accompanying financial statements conform with generally accepted accounting principles in the UK, but do not conform with accounting principles generally accepted in the U.S. A description of these differences and a reconciliation of consolidated net income and shareholders' equity to U.S. generally accepted accounting principles is set forth in Note 23.

                                            ARTHUR ANDERSEN
                                            Chartered Accountants
                                            London, England

February 27, 1998

                               ROBERT WALTERS PLC

                      CONSOLIDATED PROFIT AND LOSS ACCOUNT

                                                                     YEAR ENDED 31 DECEMBER,
                                                                   ---------------------------
                                                                    1997      1996      1995
                                                           NOTES    L'000     L'000     L'000
                                                           -----   -------   -------   -------
TURNOVER.................................................           90,806    45,928    23,980
Direct costs.............................................          (61,299)  (29,435)  (14,487)
                                                             --    -------   -------   -------
GROSS PROFIT.............................................           29,507    16,493     9,493
Administrative expenses..................................          (21,904)  (12,616)   (7,425)
                                                             --    -------   -------   -------
OPERATING PROFIT.........................................            7,603     3,877     2,068
Net interest receivable/(payable)........................    2          97        51        46
                                                                   -------   -------   -------
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION............    3       7,700     3,928     2,114
Taxation.................................................    7      (2,645)   (1,500)     (780)
                                                                   -------   -------   -------
PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION.............            5,055     2,428     1,334
Dividends paid and proposed..............................    8        (941)     (920)     (610)
                                                                   -------   -------   -------
Retained profit for the year.............................            4,114     1,508       724
                                                                   =======   =======   =======
EARNINGS PER ORDINARY SHARE PENCE........................    9       21.7p     11.3p      6.4p
                                                                   =======   =======   =======

     The accompanying notes are an integral part of this Consolidated Profit and Loss Account.

          CONSOLIDATED STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES

                                                              1997    1996    1995
                                                              L'000   L'000   L'000
                                                              -----   -----   -----
Profit for the financial year...............................  5,055   2,428   1,334
Loss on foreign currency translation........................   (178)   (150)    (20)
                                                              -----   -----   -----
          Total recognised gains and losses for the year....  4,877   2,278   1,314
                                                              =====   =====   =====

     The accompanying notes are an integral part of this Consolidated Statement of Total Recognised Gains and Losses.

                               ROBERT WALTERS PLC

                           CONSOLIDATED BALANCE SHEET

                                                                        31 DECEMBER
                                                                      ----------------
                                                                       1997      1996
                                                              NOTES    L'000    L'000
                                                              -----   -------   ------
FIXED ASSETS:
Tangible assets.............................................   10       2,596    1,638
Investments.................................................   11          12       --
                                                                      -------   ------
                                                                        2,608    1,638
CURRENT ASSETS:
Debtors.....................................................   14      18,653    8,370
Cash at bank and in hand....................................            3,310    2,457
                                                                      -------   ------
                                                                       21,963   10,827
Creditors: Amounts falling due within one year..............   15     (14,503)  (7,083)
                                                                      -------   ------
NET CURRENT ASSETS..........................................            7,460    3,744
                                                                      -------   ------
          Total assets less current liabilities.............           10,068    5,382
Creditors: Amounts falling due after more than one year.....   16         (18)     (93)
Provisions for liabilities and charges......................   17         (44)     (44)
                                                                      -------   ------
NET ASSETS..................................................           10,006    5,245
                                                                      =======   ======
CAPITAL AND RESERVES:
Called-up share capital.....................................   18       1,228    1,153
Share premium account.......................................            7,021    1,528
Capital redemption reserve..................................              393      393
Other reserves..............................................             (340)    (162)
Profit and loss account.....................................            1,704    2,333
                                                                      -------   ------
EQUITY SHAREHOLDERS' FUNDS..................................   19      10,006    5,245
                                                                      =======   ======

The accompanying notes are an integral part of this Consolidated Balance Sheet.

                               ROBERT WALTERS PLC

                        CONSOLIDATED CASH FLOW STATEMENT

                                                             YEAR ENDED 31 DECEMBER,
                                                 -----------------------------------------------
                                                      1997             1996            1995
                                                 --------------   --------------   -------------
                                         NOTES   L'000   L'000    L'000   L'000    L'000   L'000
                                         -----   -----   ------   -----   ------   -----   -----
NET CASH INFLOW FROM OPERATING
  ACTIVITIES...........................   22              5,260            2,612           1,519
RETURNS ON INVESTMENTS AND SERVICING OF
  FINANCE..............................   22                 97               42              23
TAXATION...............................                  (1,612)            (979)           (610)
CAPITAL EXPENDITURE....................   22             (1,460)            (915)           (239)
ACQUISITIONS...........................   22               (793)              --              --
EQUITY DIVIDENDS PAID..................                    (648)          (1,166)            (91)
                                                         ------           ------           -----
Cash inflow/(outflow) before
  financing............................                     844             (406)            602
Financing:
  Issue of ordinary share capital......            284            1,926              --
  Redemption of preference share
     capital...........................             --             (175)           (100)
  Repayment of capital element of hire
     purchase contracts................           (128)            (104)            (87)
                                                 -----            -----            ----
                                          22                156            1,647            (187)
                                                         ------           ------
INCREASE IN CASH IN THE YEAR...........                   1,000            1,241             415
                                                         ------           ------           -----
Reconciliation of net cash flow to
  movement in net funds................
Increase in cash in the year...........   22     1,000            1,241             415
Repayment of capital element of hire
  purchase contracts...................            128              104              87
                                                 -----            -----            ----
Increase in net funds resulting from
  cash flows...........................                   1,128            1,345             502
New hire purchase contracts............                     (62)            (187)            (79)
Exchange movements on cash.............                    (147)             (57)            (20)
Commercial bills payable acquired on
  acquisition..........................                    (197)              --              --
                                                         ------           ------           -----
MOVEMENT IN NET FUNDS IN THE YEAR......                     722            1,101             403
Net funds at 1 January.................                   2,263            1,162             759
                                                         ------           ------           -----
Net funds at 31 December...............                   2,985            2,263           1,162
                                                         ======           ======           =====

   The accompanying notes are an integral part of this Consolidated Cash Flow
                                   Statement.

                               ROBERT WALTERS PLC

                             NOTES TO THE ACCOUNTS
                                31 DECEMBER 1997

     A summary of the principal accounting policies for Robert Walters plc and all its subsidiaries (referred to collectively as the "Group") is set out below. These policies have been applied consistently in all material respects throughout the years ending 31 December 1997, 1996 and 1995.

  Basis of Accounting and Consolidation

     The accounts have been prepared under the historical cost convention and in accordance with applicable accounting standards. The Group accounts consolidate the accounts of Robert Walters plc and all its subsidiaries drawn up to 31 December each year. Robert Walters plc (the "Company") has elected not to present its own profit and loss account in accordance with the exemption provided in Section 230 of the Companies Act 1985. The results of subsidiaries acquired are consolidated for the periods from the date on which control passed. Acquisitions are accounted for under the acquisition method with goodwill, representing any excess of the fair value of the consideration given over the fair value of the identifiable assets acquired, being written off against reserves.

  Tangible Fixed Assets

     Tangible fixed assets are stated at cost, net of depreciation and provision for permanent diminution in value, as set out in note 10. Depreciation is provided on all tangible fixed assets at rates calculated to write off the cost or valuation, less estimated residual value, of each asset on a straight line basis over its expected useful life, as follows:

     - Leasehold improvements -- the shorter of estimated useful life and the period of the lease

     - Motor vehicles -- 17 1/2%

     - Fixtures, fittings and office equipment -- 10%

     - Computer equipment -- 20% to 33 1/3%

  Investments

     Investments in subsidiaries and associates are shown in the Company's balance sheet at cost less provision for permanent diminutions. In the Group accounts investments in associated undertakings are accounted for using the equity method. The Consolidated Profit and Loss Account includes, where material, the Group's share of these undertakings' profits less losses while the Group's share of the net assets excluding goodwill, which is written off against reserves, of the associated undertakings is shown in the Consolidated Balance Sheet.

  Leases

     Rentals under operating leases are charged on a straight-line basis over the lease term.

     Assets held under hire purchase contracts are included in tangible fixed assets at fair value and are depreciated in accordance with the Group's depreciation policy. Obligations under such agreements are included in creditors net of finance charges allocated to future periods. Finance charges are taken to the profit and loss account so that the annual rate of the charge is approximately constant.

  Taxation

     Corporation tax payable is provided on taxable profits at the current rate.

                               ROBERT WALTERS PLC

     Advance corporation tax payable on dividends paid or provided for in the year is written off, except when recoverability against corporation tax payable is considered to be reasonably assured. Credit is taken for advance corporation tax written off in previous years when it is recovered against corporation tax liabilities.

     Deferred taxation is provided using the liability method on all timing differences only to the extent that they are expected to reverse in the future without being replaced.

  Foreign Currencies

     The results of overseas operations are translated at the average rates of exchange during the period and their balance sheets at the rates ruling at the balance sheet date. Exchange differences arising on translation of the opening net assets and the results of overseas operations are dealt with through reserves.

  Pensions

     The Company currently contributes to the money purchase pension plans of certain individual Directors and employees as disclosed in notes 4 and 5. Contributions payable in respect to the year are charged to the profit and loss account.

  Turnover

     Turnover comprises the value of services, net of VAT, provided by the Group in the normal course of business. Income from the provision of permanent staff is recognized when a candidate accepts a position and a start date is determined. A provision is made for the cancellation of placements prior to or shortly after the commencement of employment.

     Income in respect of temporary staff is recognized when the service has been provided and in respect of contract staff on the confirmation of the contract. Income in respect of recharges is recognized when the expense is incurred.

1. SEGMENTAL INFORMATION

     Turnover for the Group is derived from the continuing principal activity of the placing of permanent and contract professional staff and is exclusive of VAT.

     Geographical analysis by origin is as follows:

                                  1997                         1996                         1995
                       --------------------------   --------------------------   --------------------------
                                  PROFIT                       PROFIT                       PROFIT
                                  BEFORE    NET                BEFORE    NET                BEFORE    NET
                       TURNOVER    TAX     ASSETS   TURNOVER    TAX     ASSETS   TURNOVER    TAX     ASSETS
                        L'000     L'000    L'000     L'000     L'000    L'000     L'000     L'000    L'000
                       --------   ------   ------   --------   ------   ------   --------   ------   ------
United Kingdom.......   82,879    6,841     6,874    42,005    3,340    4,366     21,594    1,752    1,423
Continental Europe...    2,963      915       797     2,453      658    1,022      1,668      402      765
United States........      531     (188)      136       563      (34)     (56)       562       15        1
Asia Pacific.........    4,433      132     2,199       907      (36)     (87)       156      (55)     (53)
                        ------    -----    ------    ------    -----    -----     ------    -----    -----
                        90,806    7,700    10,006    45,928    3,928    5,245     23,980    2,114    2,136
                        ======    =====    ======    ======    =====    =====     ======    =====    =====

     The analysis of turnover by destination is not materially different to the analysis by origin. Amounts in respect of operations acquired during the year have not been included, as such amounts are not considered to be material.

                               ROBERT WALTERS PLC

2. NET INTEREST RECEIVABLE

                                                              1997    1996    1995
                                                              L'000   L'000   L'000
                                                              -----   -----   -----
Hire purchase contracts.....................................   (17)    (11)    (7)
Bank loans and overdrafts...................................    (3)     (2)    (1)
                                                               ---     ---     --
                                                               (20)    (13)    (8)
Bank interest receivable....................................   117      64     54
                                                               ---     ---     --
Net interest receivable.....................................    97      51     46
                                                               ===     ===     ==

3. PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION

     Profit on ordinary activities before taxation is stated after charging:

                                                              1997    1996    1995
                                                              L'000   L'000   L'000
                                                              -----   -----   -----
Auditors' remuneration
  audit.....................................................    42      43      30
  other.....................................................    41      62      11
Depreciation of tangible fixed assets
  owned.....................................................   547     249     114
  held under hire purchase contracts........................    45      25      34
Operating lease rentals -- property.........................   792     456     249
                                                               ===     ===     ===

     Amounts payable to its auditors by the Group in respect of acquisitions (1996: flotation) which are included in the cost of investments or offset against share premium were L75,000 (1996: L65,000).

4. STAFF COSTS

     The average monthly number of employees of the Group (including Executive Directors) during the year was:

                                                              1997   1996   1995
                                                              ----   ----   ----
Consultants.................................................  160    100     *
Administration..............................................  131     62     *
                                                              ---    ---    ---
                                                              291    162    110
                                                              ===    ===    ===

---------------

* The number of average monthly employees (by consultants and administration, individually) is unavailable for 1995.

     Their aggregate remuneration comprised:

                                                              1997     1996     1995
                                                             L'000     L'000    L'000
                                                             ------    -----    -----
Wages and salaries.........................................  13,884    7,105    4,140
Social security costs......................................   1,078      672      501
Other pension costs........................................     162       78       22
                                                             ------    -----    -----
                                                             15,124    7,855    4,663
                                                             ======    =====    =====

                               ROBERT WALTERS PLC

5. DIRECTORS' REMUNERATION

     The remuneration of the Directors in office during the year was as follows:

                                   BASIC      ANNUAL    TAXABLE       PENSION      1997     1996     1995
                                SALARY/FEES   BONUS    BENEFITS*   CONTRIBUTIONS   TOTAL    TOTAL    TOTAL
NAME OF DIRECTOR                   L'000      L'000      L'000         L'000       L'000    L'000    L'000
----------------                -----------   ------   ---------   -------------   -----    -----    -----
Executive
R C Walters...................      188         --         82           31           301      315     308
T W Chambers..................       99         60         32            6           197      101      --
B G Anderson..................      173        110         44            6           333      218     200
G P Daubeney..................      133         90         43            6           272      218     184
R C Parnell...................      133         90         30            6           259      210     179
Non-executive
C T Scott.....................       30         --         --           --            30       14      --
R P Tenzer....................       24         --         --           --            24       22      18
                                    ---        ---        ---           --         -----    -----     ---
Total.........................      780        350        231           55         1,416    1,098     889
                                    ===        ===        ===           ==         =====    =====     ===

---------------

* Benefits include the taxable value of private medical insurance, mortgage subsidies/rent allowances, personal phones and company cars or payments instead of a company car being provided.

     Total annual bonuses are determined by the Remuneration Committee based on the level of growth in earnings per ordinary share.

     The total bonus pool is capped at 50% of aggregate basic salaries and all benefits of the Directors eligible to participate in such bonuses.

  Share options

     During the year share options were granted to Directors under The Savings Related Share Option Scheme, details of which are set out in note 18. In addition share options were granted on 15 July 1996 under the Approved and Unapproved Executive Share Option Schemes. Share options held by Directors at the end of the year were as follows:

                                                           ROBERT WALTERS PLC
                                      ROBERT WALTERS PLC          1996
                                             1996              UNAPPROVED       ROBERT WALTERS PLC
                                      APPROVED EXECUTIVE       EXECUTIVE         SAVINGS RELATED
                                         SHARE OPTION         SHARE OPTION         SHARE OPTION
                                            SCHEME               SCHEME               SCHEME
                                      ------------------   ------------------   ------------------
R C Walters.........................             --                   --                  6,950
T W Chambers........................         42,451                2,547                  6,950
B G Anderson........................         42,451                2,547                  6,950
G P Daubeney........................         42,451                2,547                  6,950
R C Parnell.........................         42,451                2,547                  6,950
Period of exercise of option........      1999-2006            1999-2003           Jul-Dec 2000
Exercise price......................         70.66p               70.66p                140.27p

     The exercise of options under both the Approved and Unapproved Executive Share Option Schemes is also dependent on the achievement of a percentage increase in earnings per share over any three financial years of the Group which exceeds the percentage increase in inflation over that period by at least 6%.

                               ROBERT WALTERS PLC

5. DIRECTORS' REMUNERATION (CONTINUED)
     Of the options for the directors, previously granted, none have been exercised or lapsed during the year. Other than as stated above, none of the Directors held options to acquire shares in Group companies at the date of this report.

6. DIRECTORS' TRANSACTIONS

     Russell Tenzer is a partner in Hazlems Fenton, a firm of chartered accountants and registered auditors. During the year ended 31 December 1997, Hazlems Fenton provided accounting and advisory services on an arm's length basis to the Company, for which the Company was invoiced L12,350 (1996: L21,500) exclusive of value added tax.

7. TAX ON PROFIT ON ORDINARY ACTIVITIES

     The tax charge is based on the profit for the year and comprises:

                                                              1997    1996    1995
                                                              L'000   L'000   L'000
                                                              -----   -----   -----
Corporation tax at an effective rate of 31.5% (1996: 33%)...  2,623   1,417    772
Double taxation relief......................................   (341)   (223)  (127)
Overseas taxation...........................................    371     243    146
Deferred taxation...........................................     --      30     14
Adjustments in respect of prior years.......................     (8)     33    (25)
                                                              -----   -----   ----
Tax charge..................................................  2,645   1,500    780
                                                              =====   =====   ====

8. DIVIDENDS

                                                        NUMBER OF    1997    1996    1995
                                                          SHARES     L'000   L'000   L'000
                                                        ---------    -----   -----   -----
EQUITY:
Ordinary shares
  interim paid of 1.3p per share (1996: 2.012p per
     share)...........................................  23,222,215    302     336     418
  final proposed of 2.6p per share (1996: 1.500p per
     share)...........................................  24,563,989    639     346      --
                                                                      ---     ---     ---
                                                                      941     682     418
                                                                      ---     ---     ---
Cumulative convertible participating preferred
  ordinary shares
  interim paid of Nil per share (1996: 9.055p per
     share)...........................................                 --      64      25
  final paid of Nil per share (1996: 23.587p per
     share)...........................................                 --     165     158
  Adjustment in 1995 for final proposed dividend for
     prior year of 0.02p per share....................                                (14)
                                                                      ---     ---     ---
                                                                       --     229     169
                                                                      ---     ---     ---
NON-EQUITY:
10% cumulative redeemable preference shares
  interim paid........................................                 --       9      14
                                                                      ---     ---     ---
  final paid..........................................                 --      --       9
                                                                      ---     ---     ---
                                                                       --       9      23
                                                                      ---     ---     ---
Total dividends paid and proposed.....................                941     920     610
                                                                      ===     ===     ===

                               ROBERT WALTERS PLC

9. EARNINGS PER ORDINARY SHARE

     The calculation of earnings per ordinary share is based on the profit on ordinary activities after taxation for the financial year (in 1996, after deducting preference dividends and other finance costs of non-equity shares) and on 23,303,483 (1996: 21,332,337 and 1995: 19,879,284) ordinary shares, being the weighted average number of ordinary shares in issue and ranking for dividend during the year. The potential dilution of earnings per share from the exercise of the share options is not material.

10. TANGIBLE FIXED ASSETS

     The movement on tangible fixed assets in the year was as follows:

                                                                 FIXTURES,
                                                                  FITTINGS
                                        LEASEHOLD      MOTOR     AND OFFICE   COMPUTER
                                       IMPROVEMENTS   VEHICLES   EQUIPMENT    EQUIPMENT   TOTAL
GROUP                                     L'000        L'000       L'000        L'000     L'000
-----                                  ------------   --------   ----------   ---------   -----
Cost
At 1 January 1997....................       390          591         608          899     2,488
Additions............................       167           91         392          928     1,578
Acquisition..........................        53            1          49           75       178
Disposals............................      (173)        (176)         --          (79)     (428)
Reclassifications....................        --            3          74          (77)       --
Exchange adjustment..................        (2)         (57)        (48)         (39)     (146)
                                           ----         ----       -----        -----     -----
At 31 December 1997..................       435          453       1,075        1,707     3,670
                                           ====         ====       =====        =====     =====
At 1 January 1997....................       117          147         271          315       850
Charge for the year..................        81           77          77          357       592
Disposals............................      (109)         (76)          3          (76)     (258)
Reclassifications....................        --            3          21          (24)       --
Exchange adjustment..................        (1)         (42)        (37)         (30)     (110)
                                           ----         ----       -----        -----     -----
At 31 December 1997..................        88          109         335          542     1,074
                                           ====         ====       =====        =====     =====
Net Book Value
At 1 January 1997....................       273          444         337          584     1,638
                                           ====         ====       =====        =====     =====
At 31 December 1997..................       347          344         740        1,165     2,596
                                           ====         ====       =====        =====     =====

     The net book value of assets held under hire purchase contracts by the Group at 31 December 1997 was L187,000 (1996: L200,000). Depreciation charged in the year on these assets was L45,000 (1996: L25,000). These amounts are included in the above table.

                               ROBERT WALTERS PLC

10. TANGIBLE FIXED ASSETS (CONTINUED)
     During the year, the Group accelerated depreciation rates on computer equipment from five years to three years straight line.

                                                                 FIXTURES,
                                                                  FITTINGS
                                        LEASEHOLD      MOTOR     AND OFFICE   COMPUTER
                                       IMPROVEMENTS   VEHICLES   EQUIPMENT    EQUIPMENT   TOTAL
COMPANY                                   L'000        L'000       L'000        L'000     L'000
-------                                ------------   --------   ----------   ---------   -----
Cost
At 1 January 1997....................       385          591         593          881     2,450
Additions............................       121           91         352          883     1,447
Disposals............................      (173)        (176)         --          (79)     (428)
Reclassifications....................        --            3          74          (77)       --
Exchange adjustment..................        (2)         (56)        (48)         (39)     (145)
                                           ----         ----       -----        -----     -----
At 31 December 1997..................       331          453         971        1,569     3,324
                                           ====         ====       =====        =====     =====
Depreciation
At 1 January 1997....................       115          147         269          307       838
Charge for year......................        76           77          74          347       574
Disposals............................      (109)         (76)          3          (77)     (259)
Reclassifications....................        --            3          21          (24)       --
Exchange adjustment..................        (1)         (42)        (37)         (30)     (110)
                                           ----         ----       -----        -----     -----
At 31 December 1997..................        81          109         330          523     1,043
                                           ====         ====       =====        =====     =====
Net Book Value
At 1 January 1997....................       270          444         324          574     1,612
                                           ====         ====       =====        =====     =====
At 31 December 1997..................       250          344         641        1,046     2,281
                                           ====         ====       =====        =====     =====

     The net book value of assets held under hire purchase contracts by the Company at 31 December 1997 was L114,000 (1996: L200,000). Depreciation charged in the year on these assets was L45,000 (1996: L25,000). These amounts are included in the above total.

11. FIXED ASSET INVESTMENTS

                                                                  1997          1996
GROUP                                                            L'000         L'000
-----                                                         ------------   ----------
Investment in associated undertaking........................       12            --
                                                                   --           ---
                                                                   12            --
                                                                   --           ---

                                                                  1997          1996
COMPANY                                                          L'000         L'000
-------                                                       ------------   ----------
Investments in subsidiary undertakings......................     5,900            1
Investment in associated undertaking........................       267           --
                                                                 -----          ---
                                                                 6,167            1
                                                                 -----          ---

                                                                  1997          1996
INVESTMENT IN ASSOCIATED UNDERTAKING                             L'000         L'000
------------------------------------                          ------------   ----------
Cash consideration..........................................      250            --
Other expenses..............................................       17            --
Share of net assets acquired................................      (12)           --
                                                                  ---           ---
Goodwill....................................................      255            --
                                                                  ---           ---

                               ROBERT WALTERS PLC

11. FIXED ASSET INVESTMENTS (CONTINUED)

COMPANY                                                       SUBSIDIARIES   ASSOCIATES
-------                                                       ------------   ----------
COST
At 1 January 1997...........................................         1           --
Additions...................................................     5,899          267
                                                                 -----          ---
At 31 December 1997.........................................     5,900          267
                                                                 =====          ===

     In addition to the investment set out in note 12, during the year the Company transferred its business in Hong Kong from a branch to a subsidiary. The cost of the investment in the new subsidiary is L82,000. This is equivalent to the assets and liabilities transferred from the branch operation.

     There have been no amounts written off the cost of investments during the year.

12. ACQUISITIONS

     In December 1997 the businesses and certain assets and liabilities of ACL TriStar Proprietary Limited and TriStar Personnel Proprietary Limited were acquired for a total consideration of 12,929,000 Australian dollars (A$) (L5,385,000). Of this A$9,174,000 (L3,876,000) was satisfied by the issue of shares at completion. The balance of A$3,500,000 (L1,408,000) was satisfied by a second issue of shares. A balancing payment two years after completion will be due, if the sterling value of the second issue of shares is less than A$3,500,000. A cash adjustment of A$255,000 (L101,000) arising from an increase in the value of assets acquired between the date of agreement and completion has been paid.

     The following table sets out the identifiable assets and liabilities acquired. No adjustments to align accounting policies or fair value adjustments were required.

                                                               L'000
                                                               ------
Tangible assets.............................................      178
Debtors.....................................................    2,635
Cash at bank and in hand....................................        7
Creditors...................................................       20
Accruals and other creditors................................   (1,314)
Commercial bills payable....................................     (197)
Goodwill....................................................    4,488
                                                               ------
                                                                5,817
                                                               ------
Satisfied by:
  Shares issued.............................................    5,284
  Cash adjustment...........................................      101
  Other expenses............................................      432
                                                               ------
                                                                5,817
                                                               ======

     The goodwill of L4,488,000 has been written off against other reserves.

     The summarized unaudited profit and loss account for the period from 1 July 1997 to 5 December 1997 and the prior year are shown on the basis of the accounting policies of ACL TriStar Proprietary Limited and

                               ROBERT WALTERS PLC

12. ACQUISITIONS (CONTINUED)
TriStar Personnel Proprietary Limited prior to the acquisition and translated at average rates for the relevant periods, are as follows:

                                                                 PREVIOUS RESULTS
                                                              ----------------------
                                                              1/7/97 TO   YEAR ENDED
                                                               5/12/97     30/6/97
                                                                L'000       L'000
                                                              UNAUDITED   UNAUDITED
                                                              ---------   ----------
Turnover....................................................    8,071       18,128
                                                                -----       ------
Operating profit............................................      268          724
Interest payable............................................      (20)         (37)
                                                                -----       ------
Profit on ordinary activities before taxation...............      248          687
Taxation....................................................      (99)        (254)
                                                                -----       ------
Retained profit for the financial period....................      149          433

13. PRINCIPAL GROUP INVESTMENTS

                                           PERCENTAGE                     PRINCIPAL COUNTRY
                                           OF ORDINARY     PRINCIPAL      OF INCORPORATION
                                             SHARES        ACTIVITIES       AND OPERATION
                                           -----------     ----------     -----------------
Subsidiary undertakings
RWA Payroll Services Limited.............      100%      Payroll Bureau   United Kingdom
Robert Walters Associates, Inc...........      100%      Recruitment      USA
                                                         Agency
Robert Walters TriStar Proprietary             100%      Recruitment      Australia
  Limited................................                Agency
Robert Walters Associates (Hong Kong)          100%      Recruitment      Hong Kong
  Limited................................                Agency
Associated undertaking
Internet Appointments Limited............      7.1%      Website          United Kingdom
                                                         Recruitment

     In December 1997 the Company acquired 7.1% of equity shares of Internet Appointments Limited ("IAL"). The Company has 20% of the voting rights of IAL provided that options to increase the share holding to 20% are exercised. The Company has options to increase its shareholding to 12.9% for an additional L200,000 upon finalization of the results for the year ending 31 August 1998 and to 20% for a further L250,000 upon finalization of the results for the year ending 31 August 1999.

14. DEBTORS

                                                           GROUP           COMPANY
                                                       --------------   --------------
                                                        1997    1996     1997    1996
                                                       L'000    L'000   L'000    L'000
                                                       ------   -----   ------   -----
Trade debtors........................................  18,116   7,973   15,284   7,750
Amount due from subsidiary undertakings..............      --      --      746     361
Prepayments and other debtors........................     537     397      444     363
                                                       ------   -----   ------   -----
                                                       18,653   8,370   16,474   8,474
                                                       ======   =====   ======   =====

                               ROBERT WALTERS PLC

     Other debtors in the Group and Company include L160,000 (1996: L87,000) of ACT recoverable after more than one year. All other amounts are due within one year.

15. CREDITORS -- AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                           GROUP           COMPANY
                                                       --------------   --------------
                                                        1997    1996     1997    1996
                                                       L'000    L'000   L'000    L'000
                                                       ------   -----   ------   -----
Obligations under hire purchase contracts............     110     101       47     101
Trade creditors......................................     690     893      699     886
Corporation Tax......................................   2,259   1,230    2,221   1,230
Taxation and social security.........................   2,505   1,406    2,528   1,400
Accruals and other creditors.........................   8,103   3,107    6,714   3,017
Commercial bills payable.............................     197      --       --      --
Dividends proposed...................................     639     346      639     346
Amount due to subsidiary undertakings................      --      --      100      --
                                                       ------   -----   ------   -----
                                                       14,503   7,083   12,948   6,980
                                                       ======   =====   ======   =====

16. CREDITORS -- AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                                                GROUP          COMPANY
                                                            -------------   -------------
                                                            1997    1996    1997    1996
                                                            L'000   L'000   L'000   L'000
                                                            -----   -----   -----   -----
Obligations under hire purchase contracts.................   18      93      18      93
                                                             ==      ==      ==      ==

     Obligations due under hire purchase contracts are repayable within two to five years.

17. PROVISIONS FOR LIABILITIES AND CHARGES

                                                              DEFERRED TAXATION
                                                              ------------------
                                                               1997        1996
GROUP AND COMPANY                                             L'000       L'000
-----------------                                             ------      ------
At 1 January 1997...........................................    44          14
Charge to profit and loss account...........................    --          30
                                                                --          --
At 31 December 1997.........................................    44          44
                                                                ==          ==

     The deferred taxation liability arises on accelerated capital allowances. No provision is made for tax that would arise on the remittance of overseas earnings. There are no material unprovided deferred taxation liabilities at 31 December 1997 (1996: Nil).

18. CALLED-UP SHARE CAPITAL

                                                   1997         1996      1997    1996
                                                  NUMBER       NUMBER     L'000   L'000
                                                ----------   ----------   -----   -----
Authorized ordinary shares of 5p each.........  40,000,000   40,000,000   2,000   2,000
                                                ==========   ==========   =====   =====
Allotted, called-up and fully paid ordinary
  shares of 5p each...........................  24,563,989   23,063,819   1,228   1,153
                                                ==========   ==========   =====   =====

                               ROBERT WALTERS PLC

18. CALLED-UP SHARE CAPITAL (CONTINUED)
     During the year the Company allotted 945,459 ordinary 5p shares with a nominal value of L47,273 and at a premium of L3,829,109 in connection with the acquisition of the businesses of ACL TriStar Proprietary Limited and TriStar Personnel Proprietary Limited. The market price of these shares on 3 November 1997, the date on which the terms of the issue were fixed, was L4.10. These shares were placed by the Company on behalf of the vendors. A further 341,774 ordinary 5p shares with a nominal value of L17,088 and at a premium of L1,391,362 were issued to ACL TriStar Proprietary Limited and TriStar Personnel Proprietary Limited as deferred consideration. The vendors are subject to sale restrictions in respect of these shares for two years. In addition, at the same time as the placing on behalf of the vendors, the Company placed 54,541 ordinary 5p shares for cash at a price of L4.10 representing a premium of L220,891 over the nominal value of such shares of L2,727.


     The preference shares which were redeemed in 1996 and 1995 represented non-voting, cumulative, redeemable preference shares which were redeemed in accordance with the provisions of the Company's Articles of Association. Due to the characteristics of these instruments they have been characterized as non-equity shares for financial reporting purposes.


     An additional 158,396 ordinary 5p shares were issued during the year on the exercise of share options under both the Approved and Unapproved Executive Share Option Schemes.

     The middle market price of the shares at 31 December 1997 was 522p and the range for the year ending 31 December 1997 was 136p to 522p.

     Details of employee share options are set out below. Directors' share options are set out in note 5.

  Employee Share Ownership

     The Directors consider that the continued direct participation of employees in their share ownership of the Company is vital for the success of the Group.

     Further to shareholders' resolutions of 9 July 1996, an Approved Executive Share Option Scheme and an Unapproved Executive Share Option Scheme were adopted by the Company. Options under the Approved Executive Share Option Scheme are exercisable between three and ten years after grant and options under the Unapproved Executive Share Option Scheme are exercisable between three and seven years after grant. At 31 December 1997 there were outstanding options under these schemes (excluding those held by Directors as shown in note 5), as follows:

                                     NUMBER OF                    EXERCISE PRICE   NUMBER OF
                                      OPTIONS    DATE OF ISSUE      PER SHARE      EMPLOYEES
                                     ---------   --------------   --------------   ---------
Approved Scheme....................   853,955      15 July 1996        70.66p         93
                                      164,902    15 August 1997       320.50p         23
Unapproved Scheme..................    12,735      15 July 1996        70.66p          5
                                      206,098    15 August 1997       320.50p         25

     Exercise of options under both the Approved Executive Share Option Scheme and the Unapproved Executive Share Option Scheme is also dependent on the achievement of a percentage increase in earnings per ordinary share over any three financial years of the Company, which exceeds the percentage increase in inflation over that period by at least 6%.

     A savings related share option scheme ("SAYE scheme") was approved by shareholders at an extraordinary general meeting held on 1 May 1997. The SAYE scheme commenced on 1 July 1997. All employees of the Company were invited to participate in the three-year scheme with 325,260 options exercisable at a discount of 20% to the market price of the Company's shares at the time of grant.

     In total, options represent 7.1% of the present issued share capital of the Company.

                               ROBERT WALTERS PLC

19. EQUITY SHAREHOLDERS' FUNDS

  Reserves

     Of total reserves shown in the Company's balance sheet, the following amounts are regarded as distributable or otherwise:

                                                              1997    1996
                                                              L'000   L'000
                                                              -----   -----
Distributable
  profit and loss account...................................  6,603   2,332
                                                              -----   -----
Non-distributable
  share premium account.....................................  7,021   1,528
  capital redemption reserve................................    393     393
  other reserves............................................   (328)   (111)
                                                              -----   -----

  Reconciliation of movements on shareholders' funds

                                                     SHARE     CAPITAL                 PROFIT
                                           SHARE    PREMIUM   REDEMPTION    OTHER     AND LOSS
                                          CAPITAL   ACCOUNT    RESERVE     RESERVES   ACCOUNT    TOTAL
                                           L'000     L'000      L'000       L'000      L'000     L'000
                                          -------   -------   ----------   --------   --------   ------
GROUP
Shareholders' funds at 1 January 1997...   1,153     1,528       393         (162)      2,333     5,245
Exchange differences....................      --        --        --         (178)         --      (178)
Share issues
  initial placement on acquisition of
     subsidiary.........................      47     3,829        --           --          --     3,876
  deferred placement on acquisition of
     subsidiary.........................      17     1,391        --           --          --     1,408
  cash placing..........................       3       221        --           --          --       224
  exercise of options...................       8       104        --           --          --       112
  issue costs...........................      --       (52)       --           --          --       (52)
Goodwill written off....................      --        --        --           --      (4,743)   (4,743)
Retained profit for the year............      --        --        --           --       4,114     4,114
                                           -----     -----       ---         ----      ------    ------
Shareholders' funds at 31 December
  1997..................................   1,228     7,021       393         (340)      1,704    10,006
                                           =====     =====       ===         ====      ======    ======
COMPANY
Shareholders' funds at 1 January 1997...   1,153     1,528       393         (111)      2,332     5,295
Exchange differences....................      --        --        --         (217)         --      (217)
Share issues
  initial placement on acquisition of
     subsidiary.........................      47     3,829        --           --          --     3,876
  deferred placement on acquisition of
     subsidiary.........................      17     1,391        --           --          --     1,408
  cash placing..........................       3       221        --           --          --       224
  exercise of options...................       8       104        --           --          --       112
  issue costs...........................      --       (52)       --           --          --       (52)
Retained profit for the year(i).........      --        --        --           --       4,271     4,271
                                           -----     -----       ---         ----      ------    ------
Shareholders' funds at 31 December
  1997..................................   1,228     7,021       393         (328)      6,603    14,917
                                           =====     =====       ===         ====      ======    ======

---------------

(i) The profit for the year ended 31 December 1997 was L5,212,000 (1996:
    L2,436,000).

     The cumulative amount of goodwill written off to reserves is L4,743,000 (1996: LNil).

                               ROBERT WALTERS PLC

20. COMMITMENTS

     The Group has the following minimum annual rentals under operating leases:

                                                              1997    1996
                                                              L'000   L'000
                                                              -----   -----
Property leases expiry date:
  within one year...........................................     37     41
  between two and five years................................    522    188
  after five years..........................................    619    465
                                                              -----    ---
                                                              1,178    694

     There were no capital commitments at 31 December 1997 (31 December 1996:
L750,000 on computer development).

21. CONTINGENT LIABILITIES

     The Group has granted fixed and floating charges over its assets to secure an overdraft facility of L797,000 (1996: L549,000) from its principal bankers. This facility was not in use at 31 December 1997 or 31 December 1996.

     Each member of the Group is party to a joint and several guarantee in respect of banking facilities granted to the Group. The Group had no contingent liability under the guarantee at the balance sheet date (31 December 1996:
LNil).

     There were no other material contingent liabilities at 31 December 1997 (1996: LNil).

22. CASH FLOW

     Reconciliation of operating profit to net cash flow from operating activities

                                                               1997     1996    1995
                                                              L'000    L'000    L'000
                                                              ------   ------   -----
Operating profit............................................   7,603    3,877   2,068
Depreciation charges........................................     592      274     148
Loss/(profit) on sale of fixed assets.......................      70       (2)    (13)
Increase in debtors.........................................  (7,581)  (4,223)   (661)
Increase in creditors.......................................   4,576    2,686     (23)
                                                              ------   ------   -----
Net cash flow from operating activities.....................   5,260    2,612   1,519

                               ROBERT WALTERS PLC

22. CASH FLOW (CONTINUED)
     Analysis of cash flows for headings netted in the cash flow statement

                                                               1997    1996    1995
                                                              L'000    L'000   L'000
                                                              ------   -----   -----
Returns on investments and servicing of finance:
  Interest received.........................................     117      64     54
  Interest paid.............................................      (3)     (2)    (1)
  Interest element of hire purchase contracts repayment.....     (17)    (11)    (7)
  Payment of non-equity dividends...........................      --      (9)   (23)
                                                              ------   -----   ----
  Net cash flow for returns on investments and servicing of
     finance................................................      97      42     23
                                                              ------   -----   ----
Capital expenditure:
  Payments to acquire tangible fixed assets.................  (1,578)   (991)  (317)
  Receipts from sales of tangible assets....................     118      76     78
                                                              ------   -----   ----
  Net cash outflow for capital expenditures.................  (1,460)   (915)  (239)
                                                              ------   -----   ----
Acquisitions:
  Investment in associated undertaking......................    (267)     --     --
  Purchase of subsidiary undertaking........................    (533)     --     --
  Cash acquired with the purchase of the subsidiary
     undertaking............................................       7      --     --
                                                              ------   -----   ----
  Net cash outflow for acquisitions.........................    (793)     --     --
                                                              ------   -----   ----
Financing:
  Issue of ordinary share capital...........................     336   2,645     --
  Redemption of non-equity preference share capital.........      --    (175)  (100)
  Expenses paid in connection with share issue..............     (52)   (719)    --
  Capital element of hire purchase contracts repayment......    (128)   (104)   (87)
                                                              ------   -----   ----
  Net cash inflow (outflow) from financing..................     156   1,647   (187)
                                                              ------   -----   ----

                                       AT               ACQUISITIONS   EXCHANGE        AT
                                    1 JANUARY   CASH     (EXCLUDING    MOVEMENTS   31 DECEMBER
                                      1997      FLOWS      CASH)        ON CASH       1997
                                      L'000     L'000      L'000         L'000        L'000
                                    ---------   -----   ------------   ---------   -----------
Analysis of changes in net funds
Cash at bank and in hand..........    2,457     1,000         --         (147)        3,310
Hire purchase contracts...........     (194)      128        (62)          --          (128)
Commercial bills payable..........       --        --       (197)          --          (197)
                                      -----     -----       ----         ----         -----
                                      2,263     1,128       (259)        (147)        2,985
                                      =====     =====       ====         ====         =====

  Major non-cash transactions

     Part of the consideration for the purchase of the subsidiary undertaking that occurred during the year comprised of shares. Further details of the acquisition is detailed in note 12.

                               ROBERT WALTERS PLC

23. SUMMARY OF RELEVANT DIFFERENCES BETWEEN U.K. AND U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

     The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the U.K. ("U.K. GAAP") which differ in certain respects from those generally accepted in the United States ("U.S. GAAP"). The significant areas of difference affecting the financial statements of the Company are described below:

  a) Reconciliations

     The following is a summary of the material adjustments to net income and shareholders' equity which would have been required if U.S. GAAP had been applied instead of U.K. GAAP.

                                                                  YEARS ENDED 31 DECEMBER
                                                                 -------------------------
                                                                  1997      1996     1995
                                                                  L'000    L'000    L'000
                                                                 -------   ------   ------
Net profit in accordance with U.K. GAAP..................         5,055    2,428    1,334
Adjustments to conform with U.S. GAAP:
  -- Amortization of intangible assets related to
     purchase business combinations......................    b       (8)      --       --
  -- Recognition of expense for stock-based compensation
     arrangements........................................    c   (2,212)    (197)      --
  -- Recognition of interest expense related to
     preference share dividends..........................    d       --       (9)     (23)
                                                                 ------    -----    -----
Net income in accordance with U.S. GAAP..................         2,835    2,222    1,311
                                                                 ======    =====    =====
Earnings per share in accordance with U.S. GAAP:
  Basic..................................................          12.2p    10.4p     6.4p
                                                                 ======    =====    =====
  Diluted................................................          11.7p    10.2p     6.4p
                                                                 ======    =====    =====

                                                                      31 DECEMBER
                                                                 ----------------------
                                                                  1997    1996    1995
                                                                 L'000    L'000   L'000
                                                                 ------   -----   -----
Shareholders' funds in accordance with U.K. GAAP                 10,006   5,245   2,136
Adjustment to conform to U.S. GAAP:
  -- Capitalization of intangible assets related to
     purchase business combinations......................    b    4,735      --      --
  -- Preference shares...................................    d       --      --    (175)
                                                                 ------   -----   -----
Shareholders' funds in accordance with U.S. GAAP.........        14,741   5,245   1,961
                                                                 ======   =====   =====

  b)  Goodwill

     Under U.K. GAAP, the Group writes off goodwill arising on consolidation directly to the reserves in the year of acquisition. Under U.S. GAAP, goodwill arising on consolidation is capitalized on the balance sheet and then amortized over its useful life, which the Group has estimated to be 30 to 40 years.

  c)  Stock Options

     Under U.K. GAAP, no charge is made to reflect the value of any stock options. Under U.S. GAAP, the provisions of Accounting Principles Board Opinion No. 25 ("APB 25"), "Accounting for Stock Issued to Employees" have been followed.

                               ROBERT WALTERS PLC

23. SUMMARY OF RELEVANT DIFFERENCES BETWEEN U.K. AND U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)
  d)  Preference Shares

     Under U.K. GAAP, preference shares are classified as a component of total shareholders' funds and dividends are accrued through the profit and loss reserve. Under U.S. GAAP, such preference shares are classified outside of shareholders' funds and dividends are accrued for through the profit and loss account.

  e)  Cash Flows

     Under UK GAAP, the Company complies with the Financial Reporting Standard No. 1 ("FRS 1") "Cash Flow Statements" the objective and principles of which are similar to those set out in Statement of Financial Accounting Standard No. 95 ("SFAS 95"), "Statement of Cash Flows". Under FRS 1, the Company presents its cash flows for (a) operating activities; (b) returns on investments and servicing of finance; (c) taxation; (d) capital expenditure and financial investments; (e) acquisitions and disposals; (f) dividends to Ordinary Shareholders; (g) management of liquid resources; and (h) financing activities. SFAS 95 requires only three categories of cash flow activity: (a) operating; (b) investing; and (c) financing.

     Cash flows arising from taxation and returns on investments and servicing of finance under FRS 1 would be included as operating activities under SFAS 95; dividend payments would be included as a financing activity under SFAS 95 and cash flows from capital expenditure, long-term investments, acquisitions and disposals would be included as investing activities under SFAS 95. In addition, under FRS 1, cash represents cash at bank and in hand less bank overdrafts; cash equivalents (i.e. liquid resources) are not included with cash. Movements of liquid resources are included under a separate heading under FRS 1.

                   INTERIM CONSOLIDATED FINANCIAL STATEMENTS

                               ROBERT WALTERS PLC

                           CONSOLIDATED BALANCE SHEET

                                                               SIX MONTHS TO 30 JUNE
                                                              ------------------------
                                                                  1998         1997
                                                                 L'000         L'000
                                                              (SEE NOTE 2)   UNAUDITED
                                                              ------------   ---------
FIXED ASSETS
Tangible assets.............................................      2,952         1,930
Investments.................................................         20            --
                                                                -------       -------
                                                                  2,972         1,930
CURRENT ASSETS
Debtors.....................................................     25,233        12,436
Cash at bank and in hand....................................      2,407         3,116
                                                                -------       -------
                                                                 27,640        15,552
Creditors: Amounts falling due within one year..............    (17,306)      (10,494)
                                                                -------       -------
NET CURRENT ASSETS..........................................     10,334         5,058
                                                                -------       -------
TOTAL ASSETS LESS CURRENT LIABILITIES.......................     13,306         6,988
Creditors: Amounts falling due after more than one year.....     (1,031)          (37)
Provisions for liabilities and charges......................       (154)          (43)
                                                                -------       -------
NET ASSETS..................................................     12,121         6,908
                                                                =======       =======
CAPITAL AND RESERVES
Called-up share capital.....................................      1,229         1,154
Share premium account.......................................      7,052         1,543
Capital redemption reserve..................................        393           393
Other reserves..............................................       (519)         (251)
Profit and loss account.....................................      3,966         4,069
                                                                -------       -------
EQUITY SHAREHOLDERS' FUNDS..................................     12,121         6,908
                                                                =======       =======

                               ROBERT WALTERS PLC

                      CONSOLIDATED PROFIT AND LOSS ACCOUNT

                                                               SIX MONTHS TO 30 JUNE
                                                              ------------------------
                                                                  1998         1997
                                                                 L'000         L'000
                                                              (SEE NOTE 2)   UNAUDITED
                                                              ------------   ---------
TURNOVER....................................................     71,885        36,768
Direct costs................................................    (51,014)      (24,181)
                                                                -------       -------
GROSS PROFIT................................................     20,871        12,587
Administrative expenses.....................................    (16,747)       (9,346)
                                                                -------       -------
OPERATING PROFIT............................................      4,124         3,241
Share of profits of associated undertaking..................          8            --
                                                                -------       -------
Net interest receivable.....................................          7            36
                                                                -------       -------
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION...............      4,139         3,277
Taxation....................................................     (1,435)       (1,241)
                                                                -------       -------
PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION................      2,704         2,036
Dividends paid and proposed.................................       (418)         (300)
                                                                -------       -------
RETAINED PROFIT FOR THE FINANCIAL PERIOD....................      2,286         1,736
                                                                -------       -------
Earnings per ordinary share (see note 3)....................       11.0p          8.8p

                               ROBERT WALTERS PLC

                        CONSOLIDATED CASH FLOW STATEMENT

                                                                  SIX MONTHS TO 30 JUNE
                                                              ------------------------------
                                                                   1998            1997
                                                               (SEE NOTE 2)      UNAUDITED
                                                              --------------   -------------
                                                              L'000   L'000    L'000   L'000
                                                              -----   ------   -----   -----
NET CASH INFLOW FROM OPERATING ACTIVITIES...................             289           1,566
RETURNS ON INVESTMENTS AND SERVICING OF FINANCE.............               7              35
TAXATION....................................................            (110)            (40)
CAPITAL EXPENDITURE.........................................            (860)           (446)
ACQUISITIONS................................................             (24)             --
DIVIDENDS PAID..............................................            (639)           (346)
                                                                      ------           -----
Cash inflow/(outflow) before financing......................          (1,337)            769
Financing -- Issue of ordinary share capital................    32               17
           -- Increase in short-term borrowings.............   700               --
           -- Cash in employee benefit trust................  (235)              --
           -- Repayment of capital element of hire purchase
              contracts.....................................   (89)             (93)
                                                              ----              ---
                                                                         408             (76)
INCREASE/(DECREASE) IN CASH IN THE PERIOD...................            (929)            693
                                                                      ------           -----
Reconciliation of net cash flow to movement in net funds
Increase/(decrease) in cash in the period...................  (929)             693
Repayment of capital element of hire purchase contracts.....    89               93
                                                              ----              ---
Increase/(decrease) in net funds resulting from cash
  flows.....................................................            (840)            786
Exchange movements on cash..................................            (198)            (35)
Short-term borrowings.......................................            (700)             --
Cash in employee benefit trust..............................             235              --
                                                                      ------           -----
MOVEMENT IN NET FUNDS IN THE PERIOD.........................          (1,503)            751
Net funds at 1 January......................................           2,985           2,263
                                                                      ------           -----
NET FUNDS AT 30 JUNE........................................           1,482           3,014
                                                                      ======           =====

                               ROBERT WALTERS PLC

                             NOTES TO THE ACCOUNTS
               INTERIM RESULTS FOR SIX MONTHS ENDED 30 JUNE 1998

1. ACCOUNTING POLICIES

     There have been no changes to the accounting policies set out in the 1997 report and accounts.

2. ACCOUNTS

     The financial information set out in this document does not constitute statutory accounts within the meaning of Section 240 of the Companies Act of 1985. Statutory accounts for the year ended 31 December 1997, on which the auditors gave an unqualified report, have been delivered to the Registrar of Companies.

     The financial information as of and for the six months ended 30 June 1998 is extracted from audited non-statutory financial statements which have been prepared for the Company. These non-statutory accounts, on which the auditors gave an unqualified report (dated 4 September 1998), are available to the public at the registered office at 25 Bedford Street, London WC2E 9HP, England.

3. EARNINGS PER SHARE

     Earnings per share for the half year ended 30 June 1998 have been calculated on the net profit after taxation and on 24,571,663 (first half 1997:
23,072,041) ordinary shares, being the weighted average of ordinary shares in issue and ranking for dividend during the period. The potential dilution of earnings per share from the exercise of the share options is not material.

4. DIVIDENDS

     An interim dividend of 1.7p per ordinary share is payable on 15 October 1998 to ordinary shareholders on the register at the close of business on 25 September 1998.

5. CASH FLOW

  Reconciliation of operating profit to net cash flow from operating activities

                                                                SIX MONTHS TO 30 JUNE
                                                              -------------------------
                                                                  1998          1997
                                                                 L'000          L'000
                                                              (SEE NOTE 2)    UNAUDITED
                                                              ------------    ---------
Operating profit............................................      4,124         3,241
Depreciation charges........................................        504           127
Loss (profit) on sale of fixed assets.......................        (15)           (1)
Increase in debtors.........................................     (6,456)       (4,120)
Increase in creditors.......................................      2,132         2,319
                                                                 ------        ------
Net cash inflow from operating activities...................        289         1,566

6. REGISTERED OFFICE

     25 Bedford Street, LONDON WC2E 9HP

                               ROBERT WALTERS PLC

                   ADDITIONAL NOTES FOR INFORMATION PURPOSES

YEAR 2000

     Many computer systems and other electronic devices express dates using only two digits rather than four for the number of the year. Consequently, such systems and devices may be unable to accurately process transactions or deal with dates in the Year 2000 or later.

     The Board considers it very important that the risks, issues and costs associated with the Year 2000 date change are assessed at the earliest opportunity, and appropriate steps taken to ensure that the Group is not adversely affected by the use of dates beyond 31 December 1999.

     A Year 2000 project team has been formed and a Year 2000 compliance program has been developed. This program provides a framework for achieving Year 2000 compliance across the Group by 31 December 1998.

     The costs associated with achieving Year 2000 compliance are written off to the profit and loss account as incurred and are not considered to be material to the consolidated profit of the Group.

DIFFERENCES BETWEEN U.K. AND U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

     These interim financial statements are prepared in conformity with U.K. GAAP which differs in certain respects from U.S. GAAP. The significant areas of difference affecting these interim financial statements are similar in nature to those included in note 23 to the consolidated financial statements as of 31 December 1997 included on pages F-20 and F-21.

     The following is a summary of the material adjustments to net income and shareholders' equity which would have been required if U.S. GAAP had been applied instead of U.K. GAAP.

                                                               SIX MONTHS TO
                                                                  30 JUNE
                                                              ---------------
                                                               1998     1997
                                                              L'000     L'000
                                                              ------    -----
Net profit in accordance with U.K. GAAP.....................   2,704    2,036
Adjustments to conform with U.S. GAAP:
  -- Amortization of intangible assets related to purchase
     business combinations..................................     (60)      --
  -- Recognition of expense for stock-based compensation
     arrangements...........................................  (1,270)    (387)
                                                              ------    -----
Net income in accordance with U.S. GAAP.....................   1,374    1,649
                                                              ======    =====
Earnings per share in accordance with U.S. GAAP:
  Basic.....................................................     5.6p     7.1p
                                                              ======    =====
  Diluted...................................................     5.4p     6.9p
                                                              ======    =====

                                                                  30 JUNE
                                                              ---------------
                                                               1998     1997
                                                              L'000     L'000
                                                              ------    -----
Shareholders' funds in accordance with U.K. GAAP............  12,121    6,908
Adjustment to conform to U.S. GAAP:
  -- Capitalization of intangible assets related to purchase
     business combinations..................................   4,675       --
                                                              ------    -----
Shareholders' funds in accordance with U.S. GAAP............  16,796    6,908
                                                              ======    =====

                                   APPENDIX I
                              DATED 18 AUGUST 1998

                                STAFFMARK, INC.
                                      AND
                   PFS&C INTERNATIONAL HOLDING COMPANY, INC.
                                      AND
                               ROBERT WALTERS PLC

                                MERGER AGREEMENT

                                MERGER AGREEMENT

     THIS AGREEMENT is made on 18 August 1998 BETWEEN:

          (1) StaffMark, Inc., a corporation incorporated in the State of Delaware, whose principal office is at 302 E Millsap Road, Fayetteville, Arkansas 72703, USA (StaffMark);

          (2) PFS&C International Holding Company, Inc., a corporation incorporated in the State of Nevada, whose principal office is at 501 South Rancho Drive, Las Vegas, Nevada 89106, USA (StaffMark Subsidiary); and

          (3) Robert Walters PLC whose registered office is at 25 Bedford Street, London WC2E 9HE (Robert Walters).

     WHEREAS:

          (i) The parties desire to merge StaffMark and Robert Walters.

          (ii) The parties intend to effect the Merger by means of a scheme of arrangement under Section 425 of the Act to be proposed by Robert Walters to its shareholders under which the whole of the Robert Walters Scheme Shares will be cancelled and reissued to StaffMark Subsidiary (an indirect wholly owned subsidiary of StaffMark) and StaffMark will issue Consideration Stock to the former shareholders of Robert Walters.

          (iii) The Merger is subject to the Conditions.

     IT IS AGREED AS FOLLOWS:

1  INTERPRETATION

     1.1  Definitions

     In this Agreement, including the Appendix, the headings shall not affect its interpretation and, unless the context otherwise requires, the provisions in this Clause 1 apply:

     Act means the Companies Act 1985, as amended;

     Agreed Form means, in relation to the documents listed in the Appendix hereto, such documents in the terms agreed between the parties, whether before or after the date hereof, and signed by them or on their behalf for the purposes of identification, such agreement not to be unreasonably withheld or delayed;

     Agreed Terms means, in relation to the documents listed in the Appendix hereto, each document in the terms agreed between the parties and signed by them or on their behalf for the purposes of identification;

     Announcement means the joint press announcement in the Agreed Terms;

     Announcement Date means 18 August 1998;

     Associate, in relation to Robert Walters, means: (i) any member of the Robert Walters Group: or (ii) any director, officer or employee of any member of the Robert Walters Group;

     Board means the board of directors of any relevant person;

     Circular means the circular in the Agreed Form to be issued by Robert Walters to Robert Walters Shareholders containing an explanatory statement and the Scheme regarding, inter alia, the cancellation of the Robert Walters Scheme Shares, the allotment of New Robert Walters Shares to StaffMark Subsidiary pursuant to the Scheme and the allotment of Consideration Stock to Robert Walters Scheme Shareholders;

     City Code means the City Code on Take-overs and Mergers;

     Conditions means the conditions to the Merger set out in Appendix 1 to the Announcement;*

     Consideration Stock means the fully paid and non-assessable StaffMark Stock to be issued to Robert Walters Scheme Shareholders as consideration under the Scheme on the terms referred to in the Announcement;

     Court means the High Court of Justice in England and Wales;

     Court Meeting means the meeting of Robert Walters Shareholders convened by the Court, notice of which will be contained in the Circular (or any adjournment thereof);

     Court Order means the order of the Court sanctioning the Scheme under
Section 425 of the Act and confirming the cancellation of the share capital in connection therewith under Section 137 of the Act;

     Effective Date means the date on which the Scheme becomes effective;

     Employee Share Option Schemes means the Robert Walters 1996 Approved Executive Share Option Scheme, the Robert Walters 1996 Unapproved Executive Share Option Scheme and the Robert Walters Savings Related Share Option Scheme;

     Encumbrance means any charge, mortgage, lien, hypothecation, judgment, encumbrance, easement, security, title retention, preferential right, trust arrangement or any other security interest or any other agreement or arrangement having a commercial effect analogous to the conferring of security or similar right in favour of any person;

     Exchange Act means the United States Securities Exchange Act of 1934, as amended;

     Exclusivity Period means the period between the date hereof and the earliest of the Effective Date, 5.00 p.m. (London time) on 31 December 1998, the date of termination of this Agreement pursuant to Clause 14 and payment of the amount under Clause 8.3.2 or 8.3.4;

     Extraordinary General Meeting means the extraordinary general meeting of Robert Walters Shareholders, notice of which will be contained in the Circular or any adjournment thereof;

     Final Exchange Rate means the average of the mid-points of the closing spread of the US dollar to the pound sterling spot rate in London, as shown in the Financial Times (U.K. edition) for the 10 trading day period ending on the third New York Business Day prior to the Effective Date;

     Final StaffMark Price means the amount (expressed in US dollars) equal to the average of the closing sales prices of the StaffMark Stock on NASDAQ for the 10 trading day period ending on the third New York Business Day prior to the Effective Date;

     London Business Day means a day (excluding Saturdays, Sundays and public holidays) on which banks are open for business in London;

     Meetings means the Court Meeting and the Extraordinary General Meeting;

     Merger means the acquisition of Robert Walters by the StaffMark Group pursuant to the Scheme;

     NASDAQ means the NASDAQ National Market System operated by NASDAQ, Inc.;

     New Robert Walters Shares means the ordinary shares of 5p each in the capital of Robert Walters to be issued fully paid to StaffMark Subsidiary pursuant to the Scheme;

     New York Business Day means a day (excluding Saturdays, Sundays and public holidays) on which banks are open for business in New York;

     Proxy Statement means the letter to stockholders, notice of meeting, proxy statement and the form of proxy to be distributed to the holders of StaffMark Stock in connection with the issuance of the Consideration

---------------


* These are the same conditions that are set forth in Appendix II, on pages II-1 through II-7, of this proxy statement, 5.1 of which has been satisfied.

Stock by StaffMark pursuant to the Scheme and any schedules required to be filed with the SEC in connection therewith or any revisions or supplements thereto in the Agreed Form;

     Record Date means close of business on the London Business Day immediately preceding the Effective Date;

     Resolutions means the resolution to be proposed at the Court Meeting and the resolutions to be proposed at the Extraordinary General Meeting;

     Robert Walters Group means Robert Walters and its subsidiary undertakings;

     Robert Walters Scheme Shareholders means holders of Robert Walters Scheme Shares;

     Robert Walters Scheme Shares means the Robert Walters Shares in issue on the date of the Scheme together with any further Robert Walters Shares:

          (a) in issue up to 48 hours prior to the time of the Court Meeting;
     and

          (b) issued thereafter and prior to the close of business on the London Business Day before the date of the Court Order either on terms that the original or any subsequent holders thereof shall be bound by the Scheme or in respect of which the holders thereof shall have agreed to be bound by the Scheme, other than any such Robert Walters Shares held or to be held by StaffMark Subsidiary;

     Robert Walters Shareholders means the holders of the Robert Walters Shares;

     Robert Walters Shares means ordinary shares of 5p each in the capital of Robert Walters;

     Scheme means the scheme of arrangement under Section 425 of the Act to be contained in the Circular;

     SEC means the United States Securities and Exchange Commission;

     Special Meeting means the meeting of StaffMark's stockholders being held in connection with the approval of the issuance of the Consideration Stock;

     StaffMark Group means StaffMark and its subsidiary undertakings;

     StaffMark Stock means shares of common stock of $0.01 par value each in the capital of StaffMark;

     StaffMark Stockholder Approval means the affirmative vote of the holders of a majority of the outstanding StaffMark Stock as of the record date for the Special Meeting for the purpose of approving the issuance of the Consideration Stock by StaffMark pursuant to the Scheme;

     Takeover Proposal means any publicly announced intention to make any bona fide proposal or offer by any third party (other than a proposal or offer by the StaffMark Group) or any proposal or offer so made for a merger, scheme of arrangement, exchange offer, consolidation, partnership, joint venture or other business combination involving, or any purchase of, all or substantially all of the assets of the Robert Walters Group or more than 50% of the voting share capital of, Robert Walters; and

     Timetable means the timetable for the Merger substantially in the Agreed Form.

     1.2  Subordinate Legislation

     Any reference to a statutory provision shall include any subordinate legislation made from time to time under that provision which is in force at the date of this Agreement;

     1.3  Modification etc. of Statutes

     Any reference to a statutory provision shall include such provision as from time to time modified or re-enacted or consolidated whether before or after the date of this Agreement so far as such modification, re-enactment or consolidation applies or is capable of applying to any transactions entered into under this Agreement prior to the Effective Date and (so far as liability thereunder may exist or can arise) shall include also any past statutory provision (as from time to time modified, re-enacted or consolidated) which such provision has directly or indirectly replaced except to the extent that any statutory provision made or enacted after the date of this Agreement would create or increase a liability of the parties under this Agreement.

     1.4  Companies Act 1985

     The words holding company, subsidiary and subsidiary undertaking shall have the same meanings in this Agreement as their respective definitions in the Act.

     1.5  Interpretation Act 1978

     The Interpretation Act 1978 shall apply to this Agreement in the same way as it applies to an enactment.

     1.6  Schedules etc.

     References to in this Agreement shall include the Appendix to it and references to Clauses are to Clauses of this Agreement.

     1.7  Currency

     References in this Agreement to (pound), p or pound sterling shall be deemed to be references to the lawful currency of the UK. References in this Agreement to $ or US dollars shall be deemed to be references to the lawful currency of the US.

2  THE MERGER

     The Merger shall be effected by way of the Scheme. The parties shall use all reasonable endeavours to comply with the Timetable and (so far as they each may be able) to achieve satisfaction of the Conditions provided that this Clause 2 shall not oblige Robert Walters to take any action if, at the time when such action would otherwise have been required pursuant to this Clause 2, the Board of Robert Walters shall have withdrawn (or modified in a manner adverse to StaffMark) its approval or recommendation of the transactions contemplated by this Agreement (whether before or after the Court Meeting or the Extraordinary General Meeting) and Robert Walters shall, at such time, have paid any amounts which are due to be paid at that time under Clauses 8.3 or 14.2.

3  SHARE TRANSFER

     3.1 StaffMark Subsidiary agrees with and undertakes to Robert Walters that it will acquire at least one Robert Walters Share prior to the Record Date.

     3.2 Robert Walters agrees that it will procure that StaffMark Subsidiary shall become the registered holder of the Robert Walters Share(s) referred to in Clause 3.1 as soon as practicable and in any event on the Record Date.

4  SHARE EXCHANGE

     4.1 Unless the Board of Robert Walters shall, at the time when such action would otherwise have been required pursuant to this Clause 4.1, have withdrawn (or modified in a manner adverse to StaffMark) its approval or recommendation of the transactions contemplated by this Agreement (whether before or after the Court Meeting or the Extraordinary General Meeting) and Robert Walters shall, at such time, have paid any amounts which are due to be paid at that time under Clauses 8.3 or 14.2, Robert Walters agrees to seek the earliest appropriate dates for the relevant Court hearings, to instruct its registrars to despatch the Circular, appropriate forms of proxy for use at the Court Meeting and the Extraordinary General Meeting and (if agreed between StaffMark and Robert Walters) the Proxy Statement promptly following approval thereof (where required) by the Court, the London Stock Exchange Limited and the SEC (as the case may be) to Robert Walters Shareholders and, in the event of the Resolutions being passed by the requisite majorities, promptly to apply to the Court for and diligently to seek its sanction of the Scheme.

     4.2

     4.2.1 StaffMark shall, subject to the Scheme becoming effective, issue to Robert Walters Scheme Shareholders on the Record Date, the Consideration Stock. For each Robert Walters Scheme Share held by a Robert Walters Scheme Shareholder as at the Record Date the holder will receive the Final Exchange Proportion of a share of StaffMark Stock.

          In this Clause 4.2.1, the following definitions shall apply:

          Final Exchange Proportion (which shall be rounded to four decimal places) means:

             (i) if the Final StaffMark Price is equal to or less than $37.16, 0.272; or

             (ii) if the Final StaffMark Price is greater than $37.16, the lower of:

                (a) 0.2720; and

                (b) A where:

       (Base Value + Incremental Value) X Final Exchange Rate
  A =  ------------------------------------------------------
                       Final StaffMark Price

        Base Value means BV where:

           37.16 X 0.272
  BV =  -------------------
        Final Exchange Rate

        Incremental Value means IV where:

                 IV = (Final StaffMark Price  - 37.16) X 0.05.

     No fraction of a share of StaffMark Stock shall be issued to Robert Walters Scheme Shareholders but in lieu thereof, each Robert Walters Scheme Shareholder on the Record Date who would otherwise be entitled to such a fraction of a share of StaffMark Stock (after aggregating all fractions of shares of StaffMark Stock to which such Robert Walters Scheme Shareholder would otherwise be entitled) shall instead receive cash (without interest) from StaffMark as if any entitlement to a fraction of a share of StaffMark Stock which such Robert Walters Scheme Shareholder would otherwise have been entitled to had been sold at the closing price of StaffMark Stock on NASDAQ on the Effective Date and converted into pounds sterling at the mid-point of the closing spread of the US dollar to the pound sterling spot rate, as shown in the Financial Times (U.K. edition) on the New York Business Day following the Effective Date.

     4.3 If at any time during the period between the date of this Agreement and the time for the calculation of the amount of Consideration Stock to be issued under the Scheme any change in the outstanding shares of capital stock of StaffMark shall occur as a result of any capital reorganisation, reclassification, stock split (including a reverse stock split) readjustment of shares, or any stock dividend with a record date during such period, the Consideration Stock shall be equitably adjusted.


     4.4 Robert Walters and StaffMark agree that, subject to the requirements of the Inland Revenue and the Panel on Take-Overs and Mergers (where applicable), each option over Robert Walters Shares granted prior to the Record Date under the terms of the Employee Share Option Schemes shall (if the Scheme becomes effective) be dealt with in accordance with the proposals to be made to optionholders in the Employee Share Option Schemes in the Agreed Terms.


5  CONSIDERATION

     The Consideration Stock shall be validly issued, fully paid, non-assessable and free of Encumbrance and shall rank pari passu in all respects with the StaffMark Stock then in issue, including the right to receive and retain any dividends and other distributions declared, made or paid after the Effective Date.

6  THE SPECIAL MEETING

     As soon as reasonably practicable after the date of the Announcement and after such document has been approved by the SEC, StaffMark will disseminate the Proxy Statement to the StaffMark Stockholders entitled to vote at the Special Meeting.

7  CO-OPERATION

     Each of the parties shall promptly provide such assistance and information as may reasonably be required by any of the others for the purposes of or in connection with the Circular and the Proxy Statement including, without limitation, any that may be required by any regulatory authority.

8  UNDERTAKINGS

     8.1 StaffMark and StaffMark Subsidiary each agree to instruct Counsel to appear on its behalf at the hearing of the petition to sanction the Scheme to undertake to the Court to be bound thereby.

     8.2 StaffMark and Robert Walters undertake to promptly notify each other (and supply copies of all relevant information) of any event or circumstance of which they become aware which would be likely to have a significant impact on the satisfaction of the Conditions.

     8.3

     8.3.1 In consideration of the commitment of time, cost, expense and personnel by StaffMark and StaffMark Subsidiary and of StaffMark and StaffMark Subsidiary incurring the expense of instructing advisers for the purpose of investigating, finalising and documenting the Merger, Robert Walters undertakes and agrees that, during the Exclusivity Period, it will not, and it shall use its best endeavours not to permit any of its Associates, attorneys, financial advisers, agents or other representatives, or those of any member of the Robert Walters Group to, directly or indirectly, solicit, initiate or knowingly encourage (including by way of furnishing information) any Takeover Proposal from any person or engage in or continue discussions or negotiations relating thereto.

     Provided that, so long as Robert Walters is in compliance with its obligations under this Clause 8.3.1, it may engage in discussions or negotiations with, and furnish information concerning Robert Walters, the Robert Walters Group, or their businesses, properties or assets to, a third party which has made an unsolicited Takeover Proposal if, and only to the extent that, the Board of Robert Walters concludes, in good faith, after consultation with, and based upon the written advice of, its outside counsel at a meeting of the Board, that the failure to take such action would be in breach of the fiduciary duties of the directors of Robert Walters or would violate the obligations of the Board of Robert Walters under the provisions of the City Code, the Act and/or the rules and regulations of the London Stock Exchange.

     A copy of the written legal advice, along with a copy of the minutes of such Board meeting reflecting the Board's conclusion, shall be promptly provided to StaffMark by Robert Walters. Robert Walters will promptly (but in no case later than 24 hours) notify StaffMark of the receipt of any Takeover Proposal, including the material terms and conditions thereof (subject to any confidentiality agreements in existence at 27 July 1998) (and any changes in the material terms and condition thereof) and the identity of the person making such Takeover Proposal.

     8.3.2 If Robert Walters is in breach of Clause 8.3.1, Robert Walters will pay to StaffMark damages equal to the reasonable costs and expenses, including legal, financial advisory, tax, accounting and other professional fees, travel expenses and out-of-pocket expenses incurred by the StaffMark Group hereunder, each of Robert Walters, StaffMark and StaffMark Subsidiary agreeing such amount to be a genuine pre-estimate of damages suffered by StaffMark and StaffMark Subsidiary. The maximum amount so payable shall not exceed the amount determined under Clause 8.3.4; such amount shall be paid within 5 London Business Days of demand.

     8.3.3 If Robert Walters defaults in the payment when due of any sum payable under Clause 8.3.2, Robert Walters's liability shall be increased to include interest on such sum from the date when such payment is due until the date of actual payment at a rate per annum of 3% above the base lending rate from time to time of Barclays Bank PLC. Such interest shall accrue from day to day and shall be included within the maximum amount determined under Clause 8.3.4.

     8.3.4 In consideration of the commitment of time, costs, expenses and personnel by StaffMark, if on or before the expiry of the Exclusivity Period any announcement is made by any third party with respect to a Takeover Proposal (which Takeover Proposal is made and becomes unconditional in all respects or otherwise effective), Robert Walters will pay to StaffMark, within 7 days of demand, a fee of the lesser of:

          (i)  L900,000; and

          (ii) the largest sum as would not reduce the net assets of Robert Walters as defined in Section 152(2) of the Act to a material extent,

Provided that, if Robert Walters has no net assets (as so defined), no such sum shall be payable.

     8.3.5 It is agreed that, if a payment is made under any of Clauses 8.3.2, 8.3.3, 8.3.4 or 14.2, no payment will be required to be made under any other such Clause.

     8.4 StaffMark and Robert Walters shall each furnish to one another and to one another's counsel all such information as may be reasonably required in connection with the Proxy Statement.

     8.5 Robert Walters represents and warrants to StaffMark that no information furnished by Robert Walters in connection with the Proxy Statement will contain any untrue statement of a material fact or omit to state a material fact required to be stated in order to make any information so furnished, in light of the circumstances under which it was so furnished, not misleading in any material respect as of the date of the mailing of the Proxy Statement and at the time of the Special Meeting.

     8.6 StaffMark represents and warrants to Robert Walters that no information to be included in the Proxy Statement, or incorporated by reference in it, other than information furnished by Robert Walters or its advisers in connection with the Proxy Statement, will contain any untrue statement of a material fact or omit to state a material fact (other than information concerning Robert Walters or its advisers necessary to enable the Proxy Statement to comply with the provisions of the Exchange Act and the rules and regulations promulgated thereunder) required to be stated in order to make any information so furnished, in light of the circumstances under which it was so furnished, not misleading in any material respect as of the date of the mailing of the Proxy Statement and at the time of the Special Meeting.

     8.7 StaffMark represents and warrants to Robert Walters that the Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated thereunder, except that no representation or warranty is made by StaffMark with respect to:

          (i) information furnished by Robert Walters or its advisers in connection with the Proxy Statement; or

          (ii) the failure by Robert Walters or its advisers to provide information concerning Robert Walters or its advisers necessary to enable the Proxy Statement to comply with such provisions.

     8.8 StaffMark agrees to indemnify and hold Robert Walters (for itself and on behalf of its directors and officers) harmless from and against any and all losses, damages, liabilities, costs and expenses to which Robert Walters may become subject arising from StaffMark's breach of Clauses 8.6 or 8.7.

     8.9 Robert Walters agrees to indemnify and hold harmless up to a maximum amount equal to the Termination Fee (as defined in Clause 14.2) StaffMark (for itself and on behalf of its directors and officers) from and against any and all losses, damages, liabilities, costs and expenses to which StaffMark may become subject arising from Robert Walters's breach of Clause 8.5.

     8.10 To the knowledge of StaffMark, StaffMark has not taken or failed to take any action, which action or failure would of itself prevent the treatment of the Merger as a pooling-of-interests under US GAAP.

     8.11 To the knowledge of Robert Walters, Robert Walters has not taken or failed to take any action or failure, which action or failure would of itself prevent the treatment of the Merger as a pooling-of-interests under US GAAP.

     8.12 StaffMark represents and warrants to Robert Walters that StaffMark believes that, on the basis of the facts and circumstances known to StaffMark on the date of this Agreement, if the Merger were completed on the date of this Agreement, the Merger should be accounted for as a pooling-of-interests under US GAAP.

     8.13 StaffMark undertakes to Robert Walters that the Remuneration Committee of Robert Walters shall continue to determine entitlements under the Robert Walters PLC Bonus Incentive Scheme (adopted 17 July 1996) for the year ended 31 December 1998.

9  ANNOUNCEMENT

     9.1 Robert Walters and StaffMark agree that the Announcement shall be released to the London Stock Exchange at 0800 hours (London time) on the Announcement Date.

     9.2 During the Exclusivity Period, Robert Walters and StaffMark shall, subject to the requirements of law or any regulatory body or the rules and regulations of any recognised stock exchange or the Code or the Panel on Take-overs and Mergers, consult together as to the terms of, the timetable for and manner of publication of, any formal announcement, circular or publication to shareholders, employees, customers, suppliers, distributors and sub-contractors and to any recognised stock exchange or other authorities or to the media or otherwise which either may desire or be obliged to make regarding this Agreement or any matter referred to herein. Any other communication which Robert Walters or StaffMark may make concerning such matters shall, subject to the requirements of law or any regulatory body or the rules and regulations of any recognised stock exchange, be consistent with any such formal announcement or circular as aforesaid.

10  ASSIGNMENT

     This Agreement is personal to the parties to it and may not be assigned in whole or in part.

11  VARIATION

     No variation of this Agreement shall be effective unless in writing and signed by or on behalf of Robert Walters and by StaffMark on its behalf and on behalf of StaffMark Subsidiary.

12  TIME OF THE ESSENCE

     Any time, date or period referred to in any provision of this Agreement may be extended by mutual agreement between Robert Walters and StaffMark on its behalf and on behalf of StaffMark Subsidiary but as regards any time, date or period originally fixed or any time, date or period so extended time shall be of the essence.

13  COSTS

     Save as provided in this Agreement, each party shall bear all legal, accountancy and other costs and expenses incurred by it in connection with this Agreement and the implementation of the Scheme and the Merger.

14  TERMINATION: TERMINATION FEE

     14.1 Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated as follows:

     14.1.1 by the mutual written consent of StaffMark, StaffMark Subsidiary and Robert Walters;

     14.1.2 by either StaffMark and StaffMark Subsidiary or Robert Walters, by written notice, if the Effective Date shall not have occurred on or before 31 December 1998 and the party seeking to terminate this

Agreement pursuant to this Clause 14.1.2 shall not have breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the failure to consummate the Merger on or before such date (including, in the case of StaffMark and StaffMark Subsidiary so seeking to terminate, the other of them not having breached its obligations mutatis mutandis as aforesaid);

     14.1.3 by StaffMark and StaffMark Subsidiary, by written notice, if the Board of Robert Walters (through its own action or through any agency, or otherwise) shall have:

          (i) withdrawn (or modified in a manner adverse to StaffMark) its approval or recommendation of the transactions contemplated hereby; or

          (ii) approved or recommended, or proposed publicly to approve or recommend, any Takeover Proposal; or

          (iii) failed to comply with its obligations under Clause 4.1 (subject as provided in that Clause);

     14.1.4 by StaffMark and StaffMark Subsidiary if any financial adviser to the Board of Robert Walters appointed pursuant to Rule 3 of the City Code withdraws or in any way modifies its consent (whether written or oral) to being named in the context of any recommendation statement by the Board of Robert Walters to its shareholders regarding the Merger;

     14.1.5 by either StaffMark and StaffMark Subsidiary or Robert Walters if there shall have been a breach by the other of the obligations referred to in Clause 2 with respect to any of the Conditions, which if not cured would cause the Conditions not to be satisfied, and such breach shall not have been cured within 15 days after notice thereof shall have been received by the party alleged to be in breach, subject in all cases to compliance with the City Code and the requirements of the Panel on Take-Overs and Mergers; or

     If this Agreement is terminated pursuant to this Clause 14.1, this Agreement shall terminate (except for Clauses 8.5, 8.6, 8.7, 8.8, 8.9, 9.2, 10, 11, 13, 14, 15, 16 and 17), and there shall be no other liability on the part of Robert Walters (on the one hand) and StaffMark and StaffMark Subsidiary (on the other hand) to the other.

     14.2 Subject to the provisions of this Agreement which are expressly provided to survive termination, if this Agreement is terminated by StaffMark and StaffMark Subsidiary pursuant to Clauses 14.1.3 or 14.1.4, Robert Walters shall pay to StaffMark Subsidiary a fee (the "Termination Fee") of the lesser of:

          (i) L900,000; and

          (ii) the largest sum as would not reduce the net assets of Robert Walters as defined in Section 152(2) of the Act to a material extent,

in cash, such payment to be made promptly, but in no event later than the fifth London Business Day following a termination by StaffMark and StaffMark Subsidiary pursuant to Clauses 14.1.3 or 14.1.4 less any payment previously made under Clause 8.3,

Provided that, if Robert Walters has no net assets (as so defined), the Termination Fee shall not be payable.

     14.3 If the Board of Robert Walters resolves to take either of the courses of action referred to in Clauses 14.1.3 (i) or (ii), a written record of any legal advice received by such Board in connection with such resolution, along with a copy of the minutes of such Board meeting reflecting the Board's conclusion, shall be promptly provided to StaffMark by Robert Walters.

     14.4 If such financial adviser as is referred to in Clause 14.1.4 withdraws or modifies its consent as referred to in that Clause, a written record of any legal advice received by the Board of Robert Walters in connection with such withdrawal or modification, along with a copy of the minutes of any Board meeting at which such withdrawal or modification was considered, shall be promptly provided to StaffMark by Robert Walters.

15  NOTICES

     15.1 Any notice or other communication requiring to be given or served under or in connection with this Agreement shall be in writing and may be delivered by hand or by courier or sent by fax or by post to the party to be served as its address stated in this Agreement or at such other address as it may have notified to the other party in accordance with this Clause 15.1. All such notices or communications in the case of parties (1) and (2) inclusive shall be given or served on StaffMark. Any notice or other document sent by post shall be sent by registered post (if both posted and for delivery within the same jurisdiction) or by registered airmail (if posted for delivery outside the jurisdiction in which it is posted), return receipt requested (or any substantially equivalent service).

     15.2  Any notice or document delivered or sent in accordance with Clause
15.1 shall be deemed to have been served:

     15.2.1  if delivered by hand or by courier, at the time of delivery; or

     15.2.2 if sent by fax, at 10.00 a.m. (local time at the destination) on the London Business Day at the destination after its transmission; or

     15.2.3 if posted, at 10.00 a.m. on the second London Business Day at the destination after it was put into the post if posted for delivery within the same jurisdiction, or at 10.00 a.m. (local time at the destination) on the fifth business day after it was put in the post if sent by registered airmail.

16  SEVERANCE

     If any provision of this Agreement shall be held to be illegal or unenforceable, in whole or in part, under any enactment or rule of law, but would be valid and enforceable if deleted in whole or in part or reduced in application, such provision shall apply with such deletion or modification as may be necessary to make it valid and enforceable but the enforceability of the remainder of this Agreement shall not be affected.

17  GOVERNING LAW

     17.1 This Agreement shall be governed by and construed in accordance with the laws of England. Each party irrevocably agrees that the courts of England are to have non-exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Agreement.

     17.2 Each party irrevocably submits to the jurisdiction of such courts and waives any objection to proceedings in any such court on the ground of venue or on the ground that the proceedings have been brought in an inconvenient forum. This Clause 17.2 is for the benefit of each party and shall not limit its rights to take proceedings in any other court of competent jurisdiction.

     In witness whereof this Agreement has been duly executed on the date first mentioned on page 1.

     SIGNED by Clete T. Brewer
     on behalf of                                           CLETE T. BREWER
     STAFFMARK, INC.

     Terry C. Bellora                                       TERRY C. BELLORA (Witness)

     SIGNED by Clete T. Brewer
     on behalf of                                           CLETE T. BREWER
     PFS&C INTERNATIONAL HOLDING COMPANY, INC.

     Terry C. Bellora                                       TERRY C. BELLORA (Witness)

     SIGNED by
     THOMAS WILLIAM CHAMBERS                                THOMAS W. CHAMBERS
     on behalf of
     ROBERT WALTERS PLC

     James Lewis                                            JAMES LEWIS (Witness)

                                                                     APPENDIX II

                      CONDITIONS TO THE IMPLEMENTATION OF
                    THE SCHEME OF ARRANGEMENT AND THE MERGER

1 The Merger is conditional upon the Scheme becoming effective by not later than 31 December 1998 or such later date as Robert Walters plc and StaffMark may agree and the Court shall approve.

2    The Scheme will become effective and binding following:

2.1 approval by a majority in number representing three-fourths in value of the holders of the Robert Walters Scheme Shares, present and voting, either in person or by proxy, at the Court Meeting (or any adjournment thereof);

2.2 the passing of any resolutions required to implement the Scheme and to amend the articles of association of Robert Walters in the manner indicated in the paragraph headed "Structure of the Transaction" in the Announcement at the Extraordinary General Meeting (or any adjournment thereof);

2.3  the approval by the requisite majority of votes of the holders of StaffMark
     Shares outstanding as of the record date relating to StaffMark's meeting of stockholders called for the purpose of approving the issuance of the StaffMark Shares pursuant to the Scheme; and

2.4 sanction of the Scheme and confirmation of the reduction of capital involved therein by the Court (in both cases, with or without modification agreed by both parties), an office copy of the Final Court Order being delivered for registration to the Registrar of Companies in England and Wales and, in the case of reduction of capital, registered by him.

3 Robert Walters plc, StaffMark and StaffMark Subsidiary have agreed, subject as stated in paragraph 4 of this Appendix, that the Merger will also be conditional upon the following matters, and, accordingly, an office copy of the Final Court Order will only be delivered for registration to the Registrar of Companies in England and Wales if:

3.1  StaffMark and Robert Walters plc have received a letter from Arthur
     Andersen LLP dated within two London Business Days prior to the date of the Final Court Order confirming that the Merger should be treated as a pooling of interests under US GAAP if the Scheme is consummated;

3.2 except as disclosed in the Robert Walters plc annual report and accounts for the year ended 31 December 1997, or as disclosed in the interim report of Robert Walters plc for the 6 month period ended 30 June 1998, or as otherwise publicly announced by delivery of an announcement to the Company
     Announcements Office of the London Stock Exchange, or as specifically disclosed in writing to StaffMark prior to the date of this Announcement
     (each and collectively "Robert Walters Disclosed Matters"), since 30 June
     1998:

     3.2.1 no investigation or enquiry by any Third Party (as defined in paragraph 3.3 below) having statutory or regulatory competence
             (save as a result of the Scheme) and no litigation, arbitration proceedings, prosecution or other legal proceedings to which any member of the Robert Walters Group is or may become a party
             (whether as plaintiff or defendant or otherwise) has been threatened in writing, announced or instituted by or remains outstanding against or in respect of any member of the Robert
             Walters Group which, in any such case, is material and adverse in the context of the Robert Walters Group taken as a whole; or

     3.2.2 there has been no material adverse change in the business, financial position, trading results or prospects of the Robert
             Walters Group taken as a whole;

     3.2.3   no contingent or other liability of any member of the Robert
             Walters Group has arisen which would or could reasonably be expected materially and adversely to affect the Robert Walters
             Group taken as a whole;

     3.2.4 StaffMark has not discovered regarding the Robert Walters Group that:

             (i) any written financial, business or other information which has been publicly disclosed at any time by any member of the Robert Walters Group is misleading or contains misrepresentations of fact or omits to state a fact necessary to make the information contained therein not misleading in any case which has not subsequently been corrected by such disclosure, and, in any event, which is material in the context of the Robert Walters Group taken as a whole; or

             (ii) any written financial, business or other information (except for forecasts, statements of opinion, projections, budgets or estimates) disclosed by or on behalf of any member of the Robert Walters Group privately to any member of the StaffMark Group or its advisers contains a misrepresentation of fact or omits to state a fact necessary to make the information contained therein not misleading in any case which has not subsequently been corrected by such disclosure and, in any event, which is material in the context of the Robert Walters Group taken as a whole; or

             (iii) any member of the Robert Walters Group is subject to any liability (contingent or otherwise) which has not been disclosed in the Robert Walters Disclosed Matters and which is materially adverse in the context of the Robert Walters
                    Group taken as a whole;

3.3 no government or governmental, quasi-governmental, supranational, statutory or regulatory body, or court, or trade agency, or association, or institutional or professional body (or other person or body having statutory or regulatory competence) in any jurisdiction (each and collectively a "Third Party") has instituted, implemented or threatened to take any action, proceeding, suit, investigation or inquiry, or has made, proposed or enacted any statute, regulation or order, or taken any other steps, which would or might reasonably be expected to:

     3.3.1 make the Merger or Scheme or their respective implementation or the acquisition of any shares in, or control of, Robert Walters plc by StaffMark or any member(s) of the StaffMark Group void, illegal or unenforceable under the laws of any jurisdiction or otherwise directly or indirectly restrain, prohibit, restrict or delay the implementation or performance thereof or impose additional conditions or obligations with respect thereto, or otherwise challenge or interfere therewith, in each case in a manner or to an extent that is material in the context of the Merger;

     3.3.2 require the divestiture by any member of the Robert Walters Group or (in connection with the Scheme) any member of the StaffMark
             Group of all or any material portion of their respective businesses, assets or property, or impose any material limitation on the ability of any of them to conduct their respective businesses or own their assets or property and which in any such case is material in the context of the Robert Walters Group or the StaffMark Group (in each case taken as a whole), being the group on which such requirement or imposition is made, as the case may be;

     3.3.3   impose any limitation on the ability of any member of the StaffMark
             Group to acquire, directly or indirectly, or to hold or exercise effectively all or any rights of ownership of any Robert Walters
             Shares held by any member of the StaffMark Group or on the ability of Robert Walters plc or any member of the Robert Walters Group or StaffMark to hold or exercise effectively any rights of ownership of shares in any member of the Robert Walters Group held or owned by it, in each case, in a manner or to an extent which would be material in the context of the StaffMark Group or the Robert
             Walters Group, as the case may be;

     3.3.4   require any member of the StaffMark Group or the Robert Walters
             Group to offer to acquire any shares owned by any third party in the capital of any member of the Robert Walters Group or the StaffMark Group, in each case, in a manner or to an extent which would be material in the context of the StaffMark Group or the Robert Walters Group taken as a whole, as the case may be; or

     3.3.5 otherwise affect the business, financial position, trading results or prospects of the StaffMark Group or the Robert Walters Group, in each case taken as a whole, in a manner which is material and adverse;

3.4 all necessary filings in any jurisdiction have been made, all material regulatory and statutory obligations in any jurisdiction have been complied with, all necessary waiting and other time periods (including any extension(s) thereof) under any applicable legislation or regulations of any jurisdiction have expired, lapsed or terminated, in each case in respect of the Merger and the implementation of the Scheme and the acquisition or proposed acquisition of any shares in, or control of, Robert
     Walters plc by StaffMark or any member(s) of the StaffMark Group and all material authorisations, orders, recognitions, grants, consents, licences, confirmations, clearances, permission and approvals necessary in any jurisdiction (collectively "Consents") (in terms and a form satisfactory to StaffMark, acting reasonably) in respect of the Merger and the implementation of the Scheme or the acquisition or proposed acquisition of any shares in, or control of, Robert Walters plc by StaffMark or any member(s) of the StaffMark Group have been obtained from appropriate Third
     Parties and all such Consents, together with all Consents necessary for Robert Walters plc to carry on its business, remain in full force and effect and all material filings necessary for such purpose have been made or received and there has been no notice or indication of any intention to revoke or not to renew the same;

3.5 save pursuant to the Robert Walters Disclosed Matters, there is no provision of any arrangement, agreement, licence, permit, franchise or other binding instrument to which any member of the Robert Walters Group is a party (which is material in the context of the Robert Walters Group taken as a whole) (collectively, "Robert Walters Material Agreements") and which, in consequence of the Merger or the Scheme or the acquisition or proposed acquisition of any shares in or control or management of Robert Walters plc or any member of the Robert Walters Group by StaffMark or any member(s) of the StaffMark Group, could or might reasonably be expected to (to an extent which is material in the context of the Robert Walters Group taken as a whole) result in:

     3.5.1 any monies borrowed by or other indebtedness or liabilities, actual or contingent, of any member of the Robert Walters Group being or becoming repayable or being capable of being declared repayable immediately or prior to their stated maturity, or the ability of any such member of the Robert Walters Group to borrow or incur indebtedness being withdrawn or prohibited;

     3.5.2 the creation or enforcement of any liabilities or any mortgage, charge or other security interest over the whole or any part of the business, property or assets of any member of the Robert Walters
             Group or any such security interest (whenever arising or having arisen) becoming enforceable;

     3.5.3 any such Robert Walters Material Agreement being terminated or materially and adversely modified or any action being taken pursuant to such Robert Walters Material Agreement materially adverse to the Robert Walters Group;

     3.5.4 any assets of any member of the Robert Walters Group being disposed of or charged or any right arising under which any such asset could be required to be disposed of or charged other than in the ordinary course of business;

     3.5.5 Robert Walters plc or any member of the Robert Walters Group ceasing to be able to carry on business under any name which it presently does so;

     3.5.6 the business, financial position, trading results or prospects of the Robert Walters Group being adversely affected,

     and no event has occurred which, under any such Robert Walters Material
     Agreement, could result in any of the events or circumstances referred to in paragraphs 3.5.1 to 3.5.6;

3.6  since 30 June 1998 and except as disclosed pursuant to Robert Walters
     Disclosed Matters or as would be disclosed by a search at the Companies
     Registry for England and Wales against Robert Walters plc made as at the date of the Announcement:

     3.6.1 (save as between a wholly owned subsidiary of Robert Walters plc and Robert Walters plc or another wholly owned subsidiary of Robert
             Walters plc) no member of the Robert Walters Group has issued or agreed to issue or authorised or proposed the issue of additional shares of any class, or securities convertible into, or rights, warrants or options to subscribe for or acquire, any such shares or convertible securities (save for any options granted, and Robert
             Walters Shares unconditionally issued upon or pursuant to the exercise of options granted, prior to the date of the Announcement under the Robert Walters Share Option Schemes);

     3.6.2 no member of the Robert Walters Group has recommended, declared, paid, made or proposed to declare, pay or make any bonus, dividend or distribution (save as between a wholly-owned subsidiary of Robert Walters plc and Robert Walters plc or another wholly-owned subsidiary of Robert Walters plc) other than the final net dividend of 2.6p per Robert Walters Share in respect of the year ended 31
             December 1997 and the interim dividend of 1.7p net per Robert
             Walters Share in respect of the 6 months ended 30 June 1998;

     3.6.3 no member of the Robert Walters Group has made or authorised or proposed or announced any material change in its loan capital, outside the ordinary course of business;

     3.6.4   (save for transactions between a wholly-owned subsidiary of Robert
             Walters plc and Robert Walters plc or another wholly-owned subsidiary of Robert Walters plc) no member of the Robert Walters
             Group has merged with or demerged or acquired any body corporate or acquired or disposed of or transferred, mortgaged or charged or created any security interest over any assets or any right, title or interest in any assets (other than in the ordinary course of business) which is material to the Robert Walters Group taken as a whole or authorised or proposed or announced any intention to propose any acquisition, demerger, disposal, or transfer as aforesaid;

     3.6.5 no member of the Robert Walters Group has authorised, issued or proposed the issue of any debentures, or (save in the ordinary course of business) incurred or increased any indebtedness or contingent liability of an aggregate amount which is material in the context of the Robert Walters Group taken as a whole;

     3.6.6 no member of the Robert Walters Group has purchased, redeemed or repaid or announced any proposal to purchase, redeem or repay any of its own shares or other securities or reduced or made any other change to any part of its share capital;

     3.6.7 no member of the Robert Walters Group has entered into or varied any contract (including any guarantee), transaction or binding commitment (whether in respect of capital expenditure or otherwise), which is of a long-term or unusual nature or magnitude or which would be restrictive of the business of any member of the Robert Walters Group or which involves or would involve an obligation of such a nature or magnitude and which is other than in the ordinary course of business and which in each case is material in the context of the Robert Walters Group taken as a whole;

     3.6.8 except as referred to in the Announcement, neither Robert Walters plc nor any of its subsidiaries has entered into or changed or made any offer (which remains open for acceptance) to enter into or change the terms of any contract (including any service contract) with any of the directors of Robert Walters plc which is material in the context of the Robert Walters Group taken as a whole;

     3.6.9 no member of the Robert Walters Group has entered into any contract or commitment restricting in any material respect the ability of the Robert Walters Group taken as a whole to compete with any other person;

     3.6.10 no member of the Robert Walters Group has passed any resolution for or had any legal proceedings instituted against it for its winding-up (voluntarily or otherwise), dissolution or reorganisation or for the appointment or a receiver, administrator, administrative receiver, trustee or similar officer of all or any of its assets and revenues or any analogous proceedings in any jurisdiction or appointed any analogous person in any jurisdiction
             (in each case in a manner which could reasonably be expected to have a material adverse effect on the Robert Walters Group taken as a whole);

     3.6.11 no member of the Robert Walters Group has been unable or has admitted in writing that it is unable to pay its debts or has stopped or suspended (or threatened to stop or suspend) payment of its debts generally or ceased or threatened to cease carrying on all or a substantial part of its business;

     3.6.12 no member of the Robert Walters Group has waived or compromised any claim which is material in the context of the Robert Walters Group, taken as a whole;

     3.6.13 Robert Walters plc has not made any alteration to its Memorandum or Articles of Association; and

     3.6.14 no member of the Robert Walters Group has entered into an agreement or binding commitment or passed any resolution with respect to any of the transactions or events referred to in this paragraph 3.6;

3.7 the StaffMark Shares to be issued pursuant to the Scheme have been approved for trading upon notice of issuance on NASDAQ;

3.8 each Affiliate of Robert Walters plc has properly executed and delivered to StaffMark an Affiliate Agreement;

3.9 each of the four executive Directors of Robert Walters plc has properly executed and delivered to StaffMark on the day before the Effective Date deeds of variation of their respective service agreements in the Agreed
     Terms pursuant to the Merger Agreement subject only to the Scheme becoming effective.

4. StaffMark reserves the right, in its absolute discretion, to waive all or any of conditions set out in paragraph 3 apart from paragraphs 3.1, the first paragraph of paragraph 3.3 as read in conjunction with paragraphs
     3.3.1, 3.3.2 and 3.3.5, and paragraph 3.7 which may only be waived jointly by Robert Walters plc and StaffMark.

5. Robert Walters plc and StaffMark have agreed, subject as stated in paragraph 6 of this Appendix, that the Merger will also be conditional upon the following matters, and accordingly, an office copy of the Final Court
     Order will only be delivered for registration to the Registrar of Companies in England and Wales if:-

5.1 clearances have been received, in a form reasonably acceptable to the Directors of Robert Walters plc, from the Inland Revenue under section 138 of the Taxation of Chargeable Gains Act 1992 and under section 707 of the Income and Corporation Taxes Act 1988 for transactions involved in the Scheme;*

5.2 Robert Walters plc has not discovered regarding the StaffMark Group that any written, financial, business or other information which has been publicly disclosed at any time by any member of the StaffMark Group contains a material misstatement of fact or omits to state a material fact necessary to make the information contained therein not misleading in any case which has not subsequently been corrected by such disclosure, and, in any event, which is material in the context of the StaffMark Group taken as a whole.

6. Robert Walters plc reserves the right, in its absolute discretion, to waive either or both of the conditions set out in paragraph 5.

7. The Scheme will not proceed if the proposed Merger is referred to the Monopolies and Mergers Commission before the date of the Court Meeting. In such event, neither StaffMark nor any holder of Robert Walters Shares will be bound by any term of the Scheme.


---------------


* This condition has been satisfied.

                                  DEFINITIONS

     The following definitions apply throughout Appendix II, unless the context requires otherwise:

"Act" or "Companies
  Act"....................  The Companies Act 1985 (as amended)
"Affiliates"..............  All the Directors of Robert Walters plc
"Affiliate Agreements"....  Agreements to be entered into between the Affiliates and
                            StaffMark as described in the paragraph with the same
                            heading in the Announcement and in the Agreed Terms pursuant to the Merger Agreement
"Announcement"............  The joint press Announcement issued by Robert Walters plc and StaffMark on 18 August, 1998
"Business Day"............  A day (excluding Saturdays, Sundays and public holidays) on which banks are open for business in London or New York as specified
"City Code"...............  The City Code on Takeovers and Mergers
"Combined Group" or
  "Enlarged StaffMark"....  The StaffMark Group as enlarged by the Merger
"Court"...................  The High Court of Justice in England and Wales
"Court Meeting"...........  The meeting of holders of Robert Walters Scheme Shares to be convened pursuant to an Order of the Court for the purposes of considering and, if thought fit, approving the Scheme
"Directors"...............  The directors of Robert Walters plc or StaffMark, as the context requires
"Effective Date"..........  The date on which the Scheme becomes effective, which is expected to be in November 1998
"Extraordinary General
  Meeting"................  The extraordinary general meeting of Robert Walters
                            Shareholders in connection with the Scheme
"Final Court Order".......  The order of the Court sanctioning the Scheme under section
                            425 of the Companies Act and confirming the associated
                            cancellation of the share capital in connection therewith
                            under section 137 of the Companies Act
"Goldman Sachs"...........  Goldman Sachs International
"IT"......................  Information Technology
"Meetings"................  The Court Meeting and the Extraordinary General Meeting
"Merger"..................  The proposed acquisition of Robert Walters plc by the
                            StaffMark Group pursuant to the Scheme
"Merger Agreement"........  The agreement dated 18 August, 1998 between StaffMark,
                            StaffMark Subsidiary and Robert Walters plc referred to in the paragraph headed "Structure of the Transaction" in this
                            Announcement
"Morgan Stanley"..........  Morgan Stanley & Co. Limited
"NASDAQ"..................  The NASDAQ National Market System
"New Robert Walters
  Shares".................  Robert Walters Shares issued to StaffMark Subsidiary pursuant to the Scheme
"Record Date".............  The close of business on the London Business Day immediately preceding the Effective Date
"Robert Walters"..........  Robert Walters plc
"Robert Walters Board"....  The board of directors of Robert Walters plc
"Robert Walters Group"....  Robert Walters plc and its Subsidiary Undertakings

"Robert Walters Scheme
  Shares".................  Issued Robert Walters Shares which become subject to the
                            Scheme, which exclude any held by StaffMark or its
                            subsidiaries
"Robert Walters Shares"...  Ordinary shares of 5p each in the capital of Robert Walters plc
"Robert Walters
  Shareholders"...........  Holders of Robert Walters Shares
"Robert Walters Share
  Option Schemes".........  The Robert Walters 1996 Approved Executive Share Option
                            Scheme, the Robert Walters 1996 Unapproved Executive Share
                            Option Scheme and the Robert Walters Savings Related Share
                            Option Scheme
"Scheme" or "Scheme of
  Arrangement"............  The proposed scheme of arrangement under section 425 of the
                            Companies Act between Robert Walters plc and holders of
                            Robert Walters Scheme Shares to be set out in the Scheme
                            Circular
"Scheme Circular".........  The circular proposed to be despatched to Robert Walters
                            Shareholders setting out the details of the Merger and the
                            Scheme and certain information about Robert Walters plc and
                            StaffMark and containing notices of the Meetings
"StaffMark"...............  StaffMark, Inc.
"StaffMark Board".........  The board of directors of StaffMark
"StaffMark Group".........  StaffMark and its subsidiaries
"StaffMark Shares"........  Common stock of $0.01 each in the capital of StaffMark
"StaffMark
  Shareholders"...........  Holders of StaffMark Shares
"StaffMark Stock Option
  Plan"...................  StaffMark Amended and Restated 1996 Stock Option Plan
"StaffMark Subsidiary"....  PFS&C International Holding Company, Inc., an indirect wholly owned subsidiary of StaffMark
"Subsidiary"..............  has the meaning given in the Companies Act and Subsidiaries shall be construed accordingly
"Subsidiary
  Undertaking"............  has the meaning given in the Companies Act and Subsidiary
                            Undertakings shall be construed accordingly
"United Kingdom" or
  "U.K."..................  The United Kingdom of Great Britain and Northern Ireland
"United States" or the
  "U.S."..................  The United States of America, its territories and possessions, any state of the United States of America, any other areas subject to its jurisdiction and the District of
                            Columbia
"U.S. GAAP"...............  U.S. generally accepted accounting principles

                                                                    Appendix III


                               25 September 1998


Board of Directors
StaffMark Inc.
302 Millsap Road
Fayetteville, Arkansas 72703
USA

Members of the Board:


     We understand that Robert Walters plc ("Robert Walters" or the "Company"), and StaffMark, Inc. (the "Buyer") have entered into the Merger Agreement dated 18 August 1998 (the "Merger Agreement"), which provides, among other things, for the acquisition of the Company by the Buyer (the "Merger") to be effected by means of a Scheme of Arrangement to be proposed by the Company under section 425 of the Companies Act 1985 (the "Scheme"). Pursuant to the Scheme, the Company will become an indirect wholly owned subsidiary of the Buyer and the holders of ordinary shares of 5p each (the "Ordinary Shares") in the capital of the Company will, in exchange for the cancellation of their Ordinary Shares, receive shares of common stock, par value $0.01 of the Buyer (the "Buyer Common Stock"). The exchange ratio will be 0.272 shares of the Buyer Common Stock for each Ordinary Share subject to a reduction in accordance with a formula set forth in the Merger Agreement. The terms and conditions of the Scheme are more fully set forth in the Merger Agreement. As at the date of this letter, the exchange ratio will be 0.272 shares of the Buyer Common Stock for each Ordinary Share (the "Exchange Ratio").


     You have asked for our opinion as to whether the Exchange Ratio, pursuant to the Merger Agreement, is fair from a financial point of view to the Buyer.

     For purposes of the opinion set forth herein, we have:

          i. reviewed certain publicly available financial statements and other information of the Company and the Buyer, respectively;

          ii. reviewed certain internal financial statements and other financial and operating data concerning the Company and the Buyer prepared by the managements of the Company and the Buyer, respectively;


          iii. reviewed certain financial projections concerning the Company and reviewed fiscal 1998 and 1999 earnings per share projections communicated to us orally concerning the Buyer, which items were prepared by the managements of the Company and the Buyer, respectively;


          iv. discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

          v. reviewed the likely pro forma impact of the Merger on the Buyer's future earnings per share, consolidated capitalization and financial ratios if the Merger is consummated;

          vi. discussed the business prospects for the combined group and the potential benefits arising from the Merger;

          vii. reviewed the reported prices and trading activity for the Ordinary Shares and the Buyer Common Stock;

          viii. compared the financial performance of the Company and the Buyer and the prices and trading activity of the Ordinary Shares and the Buyer Common Stock respectively, with that of certain other comparable publicly traded companies and their securities;

          ix. reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

          x. participated in discussions and negotiations among representatives of the Buyer and the Company and its advisers;
                                      III-1

          xi. reviewed the Merger Agreement; and


          xii. considered such other factors and performed such other analyses as we have deemed appropriate.

     We have assumed and relied upon without independent verification the accuracy and completeness of the information reviewed by us for the purposes of this opinion. With respect to the financial projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of the Company and of the Buyer, respectively. We have not made any independent valuation or appraisal of the assets or liabilities of the Company or the Buyer, nor have we been furnished with any such appraisals. In addition we have assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement, including, among other things, that the Merger will be accounted for as a "pooling-of-interests" business combination in accordance with U.S. Generally Accepted Accounting Principles. Our opinion is based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

     We have acted as financial advisor to the Board of Directors of the Buyer in connection with this transaction and will receive a fee for our services, including a fee which is contingent upon the consummation of the Merger and the other transactions contemplated by the Merger Agreement. Our opinion does not address the merits of the underlying decision by the Buyer to engage in the transactions contemplated by the Merger Agreement and does not constitute an opinion or recommendation to any shareholder as to how such shareholder should vote at the shareholder meetings to be held in connection with the Scheme and the transactions contemplated by the Merger Agreement. We are expressing no opinion herein as to the prices at which the Ordinary Shares or the Buyer Common Stock will trade at any time.


     It is understood that this letter is for the information of the Board of Directors of the Buyer and, except for inclusion of this letter in its entirety (and related references thereto) in any proxy or solicitation statement sent by the Buyer to its shareholders in connection with this transaction or in any filing made by the Buyer in respect of the transaction with the Securities and Exchange Commission or any other governmental agency, may not be referred to, disclosed to any third party or used for any other purpose, without our prior written consent.



     Based upon and subject to the foregoing, we are of the opinion on the date hereof that the Exchange Ratio, pursuant to the Merger Agreement, is fair from a financial point of view to the Buyer.


                                            Very truly yours,

                                            MORGAN STANLEY & CO. LIMITED

                                            By: /s/ PIERS L.T. DE MONTFORT
                                              ----------------------------------
                                                    Piers L.T. de Montfort
                                                      Managing Director

                                      III-2

                                STAFFMARK, INC.
                             302 EAST MILLSAP ROAD
                          FAYETTEVILLE, ARKANSAS 72703

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
               SPECIAL MEETING OF STOCKHOLDERS, OCTOBER 27, 1998.


     KNOW ALL MEN BY THESE PRESENTS that I, the undersigned stockholder of StaffMark, Inc., a Delaware corporation, do hereby nominate, constitute, and appoint Jerry T. Brewer, Clete T. Brewer, and Gordon Y. Allison, or any one or more of them, my true and lawful attorney(s) with full power of substitution for me and in my name, place and stead, to vote all of the Common Stock, par value $.01 per share, of the Company, standing in my name on its books on September 15, 1998, at the Special Meeting of its Stockholders to be held on October 27, 1998 at the University of Arkansas Center for Continuing Education, 2 East Center Street, Fayetteville, Arkansas 72701 at 10:00 a.m., Central Standard Time, and at any and all adjournments thereof.

     ALL SHARES WILL BE VOTED AS DIRECTED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED "FOR" PROPOSAL 1 AND IN THE DISCRETION OF THE PERSON VOTING THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING.

                                SEE REVERSE SIDE


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                                [STAFFMARK LOGO]


                                SPECIAL MEETING
                                OF STOCKHOLDERS
                                OCTOBER 27, 1998
                                10:00 a.m. (CST)

[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.

1.  To approve the issuance of StaffMark Common Stock, par value $0.01 per
    share, pursuant to (i) a Merger Agreement, dated as of August 18, 1998, by       FOR       AGAINST      ABSTAIN
    and among Staffmark, Inc., PFS&C International Holding Company, Inc., a
    Nevada corporation and an indirect wholly-owned subsidiary of StaffMark,          [ ]         [ ]          [ ]
    Inc., and Robert Walters plc ("RW"), and the transactions contemplated thereby; and (ii) the option arrangements for RW, whereby StaffMark Common
    Stock will be issued after the closing of the Transaction (as defined in the
    Proxy Statement) to employees and directors of RW who hold options and exercise such options to acquire ordinary shares of RW during certain periods permitted under the term of such options.

2. In their discretion, upon any other matters which may properly come before the meeting.

                                                         PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON, WHEN
                                                         SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN, WHEN
                                                         SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                                         GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION,
                                                         PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER
                                                         AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN
                                                         PARTNERSHIP NAME BY AUTHORIZED PERSON. PLEASE MARK, SIGN,
                                                         DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
                                                         ENCLOSED SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE.



                                                         ----------------------------------------------------------

The Stockholder acknowledges receipt of the Notice       ----------------------------------------------------------
of Special Meeting and the Proxy Statement and revokes   SIGNATURE(S)                                    DATE
all prior Proxies for said meeting. This Proxy, when
properly executed, will be voted in the manner directed
herein by the Stockholder and in accordance with the
instructions set in bold on the reverse side of this
Proxy.


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